May 1, 1999, as supplemented September 30, 1999.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                               CLASS N PROSPECTUS

                                  GROWTH FUND
                              VALUE DISCOVERY FUND
                           INTERNATIONAL GROWTH FUND
                          EMERGING MARKETS GROWTH FUND
                                  INCOME FUND
                              READY RESERVES FUND

This prospectus contains important information about each Fund, including their investment objectives. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates only to Class N Shares of each Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 West Adams Street
                            Chicago, Illinois 60606

TABLE OF CONTENTS

SUMMARY.....................................................           1
         Growth Fund........................................           1
         Value Discovery Fund...............................           3
         International Growth Fund..........................           5
         Emerging Markets Growth Fund.......................           7
         Income Fund........................................           9
         Ready Reserves Fund................................          11
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...          13
         Growth Fund........................................          14
         Value Discovery Fund...............................          16
         International Growth Fund..........................          18
         Emerging Markets Growth Fund.......................          20
         Income Fund........................................          22
         Ready Reserves Fund................................          24
INVESTMENT RISKS............................................          26
MANAGEMENT OF THE FUNDS.....................................          28
YOUR ACCOUNT................................................          30
         Class N Shares.....................................          30
         How to Buy Shares..................................          30
         How to Sell Shares.................................          31
         How to Exchange Shares.............................          33
         Dividends and Distributions........................          34
         Taxes..............................................          35
DETERMINATION OF NET ASSET VALUE............................          36
SHAREHOLDER SERVICES AND ACCOUNT POLICIES...................          37
INVESTMENT GLOSSARY.........................................          39
FINANCIAL HIGHLIGHTS........................................          43
FOR MORE INFORMATION........................................  Back Cover

WILLIAM BLAIR GROWTH FUND                                                SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of common stocks of domestic companies. The Adviser seeks growth opportunities by investing in large, medium and small companies in varying proportions. With respect to large companies, the Adviser looks for high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time. With respect to medium-sized companies, the Adviser searches for companies that are generally of similar investment quality to large companies but whose records of sales and earnings growth are not as well established. With respect to small companies, the Adviser looks for emerging, rapid growth companies that have had especially vigorous growth in revenues and earnings.

MAIN RISKS OF INVESTING: Since the Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or general economic and market conditions. If this occurs, the Fund's net asset value may also decrease. The securities of small and medium size companies may be more volatile and more speculative than the securities of larger, more established issuers. In addition, small and medium companies may be traded in low volumes, which can increase volatility. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                23.69% (4Q98)     -14.91% (3Q90)

                                  [BAR GRAPH]


'1989'                                                                           30.45
'1990'                                                                           -2.02
'1991'                                                                           44.37
'1992'                                                                            7.61
'1993'                                                                           15.51
'1994'                                                                            6.45
'1995'                                                                           29.07
'1996'                                                                           17.99
'1997'                                                                           20.07
'1998'                                                                           27.15

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 1998, to a broad-based market benchmark.

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   --------
Growth Fund                                 27.15%   21.68%    19.87%     18.96%
S&P 500*                                    28.57%   28.23%    24.06%     19.21%

---------------

* The Standard and Poor's 500 Stock Index is an unmanaged index that generally represents broad larger capitalization equity market performance. Expenses are not included.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Growth Fund Class N shares are no-load investments, so you will not pay shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund. However, in order to discourage short-term trading, the Fund may charge a redemption fee of 1.00% of the value of the shares sold within 180 days of their purchase. This redemption fee will be retained by the Fund. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

                                                               REDEMPTION FEE
                                                               --------------
Shares held less than 180 days..............................       1.00%
Shares held 180 days or more................................        None

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................        .75%
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .09%
                                                                    ----
     Total Annual Fund Operating Expenses...................        .84%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .25% distribution fee. The proposal is scheduled to be voted upon by shareholder of record on October 1, 1999 at a meeting on November 30, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you: invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $86      $269      $468      $1,040

WILLIAM BLAIR VALUE DISCOVERY FUND                                       SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Value Discovery Fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of the equity securities (including common stocks and other forms of equity investments) of small companies that the Adviser believes offer a long-term investment value. In implementing its value discipline, the Adviser evaluates the extent to which a company meets the following criteria: (a) whether the company's current market value reflects a material discount from the Adviser's estimate of the company's value, (b) whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon, (c) whether the company has a capable and skilled management team, (d) whether the company has a relatively strong capital structure, and (e) whether there is a likelihood that the company will undergo a positive corporate change within a three-year investment horizon. The weight that the Adviser gives to each of the investment criteria depends upon the circumstances, and some of the Fund's investments will not meet all of the criteria.

MAIN RISKS OF INVESTING: Since the Fund invests most of its assets in equity securities, the primary risk is that the value of the securities it holds might decrease in response to the activities of an individual company or general economic and market conditions. If this occurs, the Fund's net asset value may also decrease. The securities of smaller companies may be more volatile and more speculative than the securities of larger, more established issuers, which may cause the Fund's share price to be more volatile. In addition, small companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the calendar years since the Fund started. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                26.58% (3Q97)     -17.59% (3Q98)

                                  [BAR GRAPH]

'1997'                                                                           33.46
'1998'                                                                           0.66

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 1998, indicated to a broad-based securities market index.

                                                          1 YEAR   LIFE OF FUND**
                                                          ------   --------------
Value Discovery Fund                                       0.66%       15.91%
Russell 2000 Index*                                       -2.55%        9.20%

---------------

* The Russell 2000 Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index, which consists of the largest 3000 stocks in the U.S. market as determined by market capitalization. Expenses are not included.

**   The Fund's inception was on December 23, 1996.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Value Discovery Fund Class N shares are no-load investments, so you will not pay shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund. However, in order to discourage short-term trading, the Fund may charge a redemption fee of 1.00% of the value of the shares sold within 180 days of their purchase. This redemption fee will be retained by the Fund. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

                                                               REDEMPTION FEE
                                                               --------------
Shares held less than 180 days..............................       1.00%
Shares held 180 days or more................................        None

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................       1.15%
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .37%
                                                                   -----
  Total Annual Fund Operating Expenses......................       1.52%(2)
  Adviser's Expense Waiver..................................        .13%
                                                                   -----
     Net Expenses (with waiver).............................       1.39%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .25% distribution fee. The proposal is scheduled to be voted upon by shareholder of record on October 1, 1999 at a meeting on November 30, 1999.

(2) The Adviser has entered an agreement with the Fund to cap the Fund's Class N expense ratio at 1.39% until at least April 30, 2000; however, if shareholders approve the distribution fee, the Adviser will cap the Fund's expense ratio at 1.64%.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you: invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $156     $484      $835      $1,823

WILLIAM BLAIR INTERNATIONAL GROWTH FUND                                  SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair International Growth Fund seeks long-term capital appreciation through investment in well-managed, quality growth companies.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of common stocks of foreign companies of all sizes. In choosing investments, the Adviser performs fundamental company analysis. The Adviser generally seeks common stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. Following stock selection, country selection and industry allocation are the next most important investment criteria. The Adviser will vary the geographic diversification and types of securities in which the Fund invests based upon its continuous evaluation of economic, market and political trends throughout the world. The Adviser normally will allocate the Fund's investments among at least six different countries. Normally, the Fund's investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. However, selective investments may also be made in Latin America and in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

MAIN RISKS OF INVESTING: Because the Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. If this occurs, the Fund's net asset value may also decrease. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards, and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund's investments. In addition, the Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each calendar year since the Fund started. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                17.43% (1Q98)     -16.70% (3Q98)

                                  [BAR GRAPH]

'1993'                                                                           33.65
'1994'                                                                           -0.04
'1995'                                                                            7.22
'1996'                                                                           10.20
'1997'                                                                            8.39
'1998'                                                                           11.46

AVERAGE ANNUAL TOTAL RETURNS. The table compares the Fund's average annual total returns for the periods indicated to a broad-based securities market index.

                             1 YEAR   3 YEARS   5 YEARS   LIFE OF FUND**
                             ------   -------   -------   --------------
International Growth Fund    11.46%   10.01%     7.37%        11.10%
MSCI AC WLDF EX U.S.*        14.46%    7.61%     7.87%        10.91%

---------------

* The Morgan Stanley Capital International All Country World (Free) except U.S. Index is an unmanaged index that includes developed and emerging markets and reduces the Japanese portion, making it comparable to the International Growth Fund in terms of investment approach. Expenses are not included.

**    The Fund's inception was October 1, 1992.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair International Growth Fund Class N shares are no-load investments, so you will not pay shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund. However, in order to discourage short-term trading, the Fund may charge a redemption fee of 1.00% of the value of the shares sold within 180 days of their purchase. This redemption fee will be retained by the Fund. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

                                                               REDEMPTION FEE
                                                               --------------
Shares held less than 180 days..............................       1.00%
Shares held 180 days or more................................        None

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................       1.10%
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .26%
                                                                   -----
  Total Annual Fund Operating Expenses......................       1.36%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .25% distribution fee. The proposal is scheduled to be voted upon by shareholder of record on October 1, 1999 at a meeting on November 30, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you: invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $139     $433      $749      $1,643

WILLIAM BLAIR EMERGING MARKETS GROWTH FUND                               SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Emerging Markets Growth Fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of equity securities (includes common stocks and other forms of equity investments) issued by companies in emerging markets. In choosing investments, the Adviser first analyzes individual companies. The Adviser generally seeks well-managed companies with superior business fundamentals, including global leadership in product quality or cost competitiveness, dominant or improving market position within a growing local or regional economy, and sustainable above-average and/or increasing returns on invested capital. Following stock selection, the Adviser allocates investments based upon its analysis of the economic strength of various countries and industries. The Adviser normally will allocate the Fund's investments among at least six different countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

MAIN RISKS OF INVESTING: Because the Fund invests most of its assets in equity securities of companies, the primary risk is that value of the securities it holds might decrease in response to the activities of those companies or markets and economic conditions. If this occurs, the Fund's net asset value may also decrease. Foreign investments often involve additional risks, such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks may be greatly increased in emerging market countries because the securities in emerging markets may be subject to greater volatility and less liquidity than companies in more developed markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund's investments. The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund's assets denominated in such currencies. Many emerging markets have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries. The Fund also may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The bar chart and table showing the Fund's annual returns have been omitted because the Fund does not have annual returns for a full calendar year.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Emerging Markets Growth Fund Class N shares are no-load investments, so you will not pay shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund. However, in order to discourage short-term trading, the Fund may charge a redemption fee of 1.00% of the value of the shares sold within 180 days of their purchase. This redemption fee will be retained by the Fund. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

                                                               REDEMPTION FEE
                                                               --------------
Shares held less than 180 days..............................       1.00%
Shares held 180 days or more................................        None

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................       1.40%
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................       4.95%
                                                                   -----
  Total Annual Fund Operating Expenses (without waiver).....       6.35%(2)
  Adviser's Expense Waiver..................................       4.60%
                                                                   -----
     Net Expenses (with waiver).............................       1.75%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .25% distribution fee. The proposal is scheduled to be voted upon by shareholder of record on October 1, 1999 at a meeting on November 30, 1999.

(2) Due to the Adviser voluntarily waiving fees and absorbing expenses, the Fund's actual total expenses were 2.25% (annualized) during 1998. The Adviser has entered into an agreement with the Fund to cap the Fund's Class N expenses at 1.75% until at least April 30, 2000; however, if shareholders approve the .25% distribution fee, the Adviser will cap the Fund's expense ratio at 2.00%.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you: invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------
Without expense cap*:               $651    $1,923    $3,158     $6,084

---------------

*    With the expense cap, the Fund's operating expenses would be as follows: 1
     Year: $231; 3 Years: $711; 5 Years: $1,217; 10 Years: $2,607.

WILLIAM BLAIR INCOME FUND                                                SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Income Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing primarily in a diversified portfolio of high-grade, intermediate-term debt securities.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of intermediate-term income-producing securities, including government securities, U.S. dollar-denominated corporate bonds and notes, collateralized obligations and money market instruments that are rated in one of the top three categories. The Fund's investments are subject to certain maturity and duration restrictions, by which the Fund seeks to approximate the total returns of an intermediate-term debt index while also providing investors with the additional security of shorter-term obligations. The Adviser continually considers the Fund's exposure to interest rate risk.

MAIN RISKS OF INVESTING: The primary risk of investing in the Fund is interest rate risk. The yield paid by the Fund will vary with changes in interest rates. Changes in interest rates may cause changes in the Fund's yield, net asset value and total return. Investments with longer maturities, which typically provide higher yield than securities with shorter maturities, may subject the Fund to increased price changes resulting from market yield fluctuations. The Fund is also subject to credit risk. The Fund's net asset value and total return may be adversely affected by the inability of the issuers of the Fund's securities to make payment at maturity. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each calendar year since the Fund started. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY   LOWEST QUARTERLY
                                                                   RETURN              RETURN
                                                              -----------------   ----------------
                                                                 5.44% (4Q91)       -1.30% (4Q92)

                                  [BAR GRAPH]

'1991'                                                                           16.47
'1992'                                                                            7.17
'1993'                                                                            7.82
'1994'                                                                           -0.74
'1995'                                                                           14.37
'1996'                                                                            3.07
'1997'                                                                            8.03
'1998'                                                                            7.07

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                       1 YEAR   3 YEARS   5 YEARS   LIFE OF FUND**
                                       ------   -------   -------   --------------
Income Fund                            7.07%     6.00%     6.22%        7.90%
Lehman Intermediate Gov't/Corp.
  Index*                               8.44%     6.77%     6.60%        8.19%

---------------

* The Lehman Intermediate Government/Corporate Index is an unmanaged index that represents broad intermediate government/ corporate bond market performance. Expenses are not included.

**    The Fund's inception was on September 25, 1990.

YIELD: You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Income Fund Class N shares are no-load investments, so you will not pay shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund. However, in order to discourage short-term trading, the Fund may charge a redemption fee of 1.00% of the value of the shares sold within 180 days of their purchase. This redemption fee will be retained by the Fund. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

                                                               REDEMPTION FEE
                                                               --------------
Shares held less than 180 days..............................       1.00%
Shares held 180 days or more................................        None

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................        .59%
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .12%
                                                                    ----
  Total Annual Fund Operating Expenses......................        .71%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .15% distribution fee. The proposal is scheduled to be voted upon by shareholder of record on October 1, 1999 at a meeting on November 30, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year end and incur the same operating expenses as shown above.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $73      $228      $396       $885

WILLIAM BLAIR READY RESERVES FUND                                        SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Ready Reserves Fund seeks to obtain the maximum current income consistent with preservation of capital by investing exclusively in high-quality money market instruments.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic corporations; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high-quality, which means that they are rated in the top 2 categories. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund is designed to be highly liquid and seeks to maintain a net asset value of $1.00 per share. The Fund is designed for investors who seek to obtain the maximum current income consistent with the preservation of capital.

MAIN RISKS OF INVESTING: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. As with any money market fund, there is a low risk that the issuers or guarantors of securities will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                9.02% (2Q89)       2.55% (2Q93)

                                  [BAR GRAPH]

'1989'                                                                  8.86
'1990'                                                                  7.81
'1991'                                                                  5.64
'1992'                                                                  3.32
'1993'                                                                  2.64
'1994'                                                                  3.67
'1995'                                                                  5.45
'1996'                                                                  4.81
'1997'                                                                  5.04
'1998'                                                                  4.98

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   ---------
Ready Reserves Fund.......................   4.98%    4.96%     4.77%      5.22%
S&P-rated AAA*............................   4.97%    4.95%     4.75%      5.20%

---------------

* The Standard and Poor's-rated AAA Money Market Funds Index is a unmanaged index that includes money market mutual funds rated AAA by Standard and Poor's. Expenses are not included.

YIELD: You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Ready Reserves Fund Class N shares are no-load investments, so you will not pay any shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................        .59%(1)
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .10%
                                                                    ----
  Total Annual Fund Operating Expenses......................        .69%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .35% distribution fee. If the proposal is passed, the Adviser will reduce the Management Fee by the same amount; therefore, the Fund's Total Annual Operating Expense would not be affected by the change. The proposal is scheduled to be voted upon by shareholders of record on October 1, 1999 at a meeting on November 30, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $71      $221      $385       $861

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund is a series of William Blair Mutual Funds, Inc., an open-end management investment company. William Blair & Company, L.L.C. (the "Adviser") provides management and investment advisory services to the Funds.

The following section takes a closer look at the investment objectives of each Fund, its principal investment strategies and certain related investment risks. Each Fund's secondary strategies or investments are described in the Investment Glossary at the end of this prospectus. In addition, the Statement of Additional Information contains more detailed information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks.

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund are intended for long-term investors. In addition, the International Growth Fund and Emerging Markets Growth Fund are intended for investors who can accept the risks entailed in investing in foreign securities. Of course, there can be no assurance that a Fund will achieve its objective.

GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries. The Fund invests primarily in a diversified portfolio of the common stocks and equity-related securities of domestic companies.

INVESTMENT PROCESS

The Adviser researches the market for companies that have grown more rapidly than the gross national product from one business cycle to the next. The Fund may invest in cyclical industries when the Adviser deems them to be at or near the bottom of their business cycle and expects a multi-year period of sustained growth. The Adviser seeks growth opportunities by investing in the following classes of companies in varying proportions:

       LARGE, high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time;

       MEDIUM-sized companies of recognized investment quality whose records of sales and earnings growth are not as well established; and

       SMALL, emerging, rapid-growth companies that have had especially vigorous growth in revenues and earnings.

The Adviser will invest in companies that it believes are well-managed considering some or all of the following investment criteria:

       A LEADER IN THE FIELD. The company should be, or clearly have the expectation of becoming, a significant provider in the primary markets it serves.

       UNIQUE OR SPECIALTY COMPANY. The company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors. This may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position.

       QUALITY PRODUCTS OR SERVICES. The company's products or services should be regarded as being of superior quality, which should enable the company to obtain a premium price and to command greater customer loyalty.

       MARKETING CAPABILITY. The company should have a distinctive capability in sales, service or distribution.

       VALUE TO CUSTOMER. The prices of the company's products or services should be based upon their value to the customer, rather than their production cost.

       RETURN ON EQUITY. The company should have achieved, or have the potential to achieve, an above-average return on equity through efficient use of assets and adequate margins, rather than excessive financial leverage. Such companies should be able to finance most or all of their growth internally and translate revenue and income growth into rising per share earnings and dividends.

       CONSERVATIVE FINANCIAL POLICIES AND ACCOUNTING PRACTICES. The company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices.

PORTFOLIO SECURITIES

The Fund invests primarily in a diversified portfolio of the common stocks of domestic companies and related equity securities. To a limited extent, the Fund may invest in depository receipts, illiquid securities, investment companies, when-issued and delayed delivery securities and repurchase agreements which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund may invest to a limited extent in warrants, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Growth Fund is co-managed by Rocky Barber and Mark A. Fuller, III.

Rocky Barber, a principal of William Blair & Company, L.L.C., has co-managed the Fund since 1992. He joined William Blair in 1986 as a portfolio manager and manager of the Investment Management Department. In addition to his management responsibilities, he is a member of the department's Growth team. Previously, he was an equity and fixed-income manager with Alliance Capital Management for nine years and president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. Rocky is Chief Executive Officer of William Blair Mutual Funds, Inc. and a past Chairman of the Board of Trustees of the Stanford Business School Trust. He currently serves on the Board of the LaRabida Children's Hospital Foundation and is a member of the Investment Analysts Society of Chicago. Education: B.A., M.S. and M.B.A., Stanford University; and CFA.

Mark A. Fuller, III, a principal of William Blair & Company, L.L.C., has co-managed the Fund since 1992. He has been with William Blair since 1983. He began his career in Institutional Sales, developing long-standing relationships with each of the firm's research analysts. He is a portfolio manager for numerous accounts and is a member of the department's Small Cap and Aggressive Growth teams. Prior to joining William Blair, he was a sales representative with IBM Corporation. Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

VALUE DISCOVERY FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Value Discovery Fund's objective is to seek long-term capital appreciation. The Fund pursues its objective by investing with a value discipline primarily in a diversified portfolio of the equity securities of small companies.

INVESTMENT PROCESS

In selecting companies for investment, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some Fund holdings may not meet all of the following criteria, which are described more fully in the Statement of Additional Information:

       MATERIAL PRICE/VALUE DISPARITY--whether the company's current market value reflects a material discount from the Adviser's estimate of the company's intrinsic value.

       PROBABLE EXPANSION IN PROFITABILITY--whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon.

       SKILLED AND COMMITTED MANAGEMENT--whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution.

       STRONG CAPITAL STRUCTURE--whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

       POSITIVE CATALYST--the likelihood that the company will undergo a positive corporate change within a three-year investment horizon.

PORTFOLIO SECURITIES

Generally, most of the Fund's assets will be invested in the common stocks of small companies. The Fund may also hold debentures and preferred stocks if they are convertible into common stocks that meet the Fund's investment criteria. The Fund may invest up to 15% of its net assets in foreign securities, which may include American Depository Receipts or substantially similar investments; however, the Fund may invest only up to 5% of its net assets directly in foreign securities. To a limited extent, the Fund may invest in depository receipts, foreign securities, illiquid securities, investment companies, real estate investment trusts, repurchase agreements and when-issued and delayed delivery securities which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund may invest to a limited extent in warrants and futures, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Value Discovery Fund is co-managed by Glen A. Kleczka, David S. Mitchell and Capucine E. Price.

Glen Kleczka joined William Blair's Investment Management Services in 1996 to lead the Fund's portfolio management team. For the previous 7 years, he was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. and co-managed the Post-Venture Fund, whose assets totaled more than $900 million. Glen was also a member of the Private Markets Committee which approved all venture capital and partnership investments. Previously, he spent two years at CNA Financial Corp. as a manager of their Variable Annuity Trust equity portfolio. While at the University of Wisconsin he was a participant at the Center for Applied Security Analysis, a nationally recognized investment management program. He is a member of the Investment Analyst Society of Chicago.
Education: B.S., Marquette University; M.B.A., University of Wisconsin.

David Mitchell joined William Blair in 1996 as a portfolio manager for the Fund. In 1996, he was a partner in the U.S. Equity group of Brinson Partners, Inc. and a member of the Post-Venture Fund management team, whose assets totaled more than $900 million. Prior to joining Brinson, he spent four years as a co-manager of Thomas Paine Investors, L.P., a private small-cap fund. Before joining Thomas Paine, he was a Senior Equity Analyst on NBD's small-cap Woodward Opportunity Fund and with Connecticut National Bank as an equity analyst and portfolio manager. Prior to graduate studies he worked as an equity trader and a money market portfolio manager. Education: B.A., Knox College; M.M., Northwestern University.

Capucine "Cappy" Price joined William Blair in 1996 as a portfolio manager for the Fund. For the previous 3 years, she was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. and a member of the Post-Venture Fund management team, whose assets totaled more than $900 million. Previously, she was an equity analyst for the First National Bank of Chicago. While attending Northwestern University she was a participant in First Chicago's First Scholar program. Education: B.A., University of Michigan; M.A., University of Chicago; M.M., Northwestern University.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The International Growth Fund seeks long-term capital appreciation through investment in well-managed, quality growth companies. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending on the allocation of the investments.

INVESTMENT PROCESS

Stock Selection. In selecting companies for investment, fundamental company analysis and stock selection are the Adviser's primary investment criteria. The Adviser seeks companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

Country Allocation. In pursuing the Fund's investment objective, the Adviser will vary the geographic diversification and types of securities based upon the Adviser's continuous evaluation of economic, market and political trends throughout the world. The investment of the Fund's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire Fund. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. Normally, the Fund's investments will be spread throughout the world (excluding the United States). The Adviser intends to maintain approximately 10 to 20 percent of the Fund's assets in emerging markets, although that allocation will vary over time. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets (at least 50%) located in and/or derive a significant amount of their revenues (at least 50%) from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Adviser will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development.

PORTFOLIO SECURITIES

The Fund's assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry. However, the Fund may have more than 25% of its assets invested in any major industrial or developed country. No more than 50% of the Fund's equity securities may be invested in securities of issuers of any one country at any given time.

The Fund ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks with above-average growth, profitability and quality characteristics, issued by companies domiciled outside the U.S., and in securities convertible into, exchangeable for or having the right to buy such common stocks. For liquidity purposes, up to 20% of the Fund's assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements, and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The Fund does not have specific rating requirements for its short-term securities; however, the Adviser presently does not intend to invest more than 5% of the Fund's net assets in securities rated lower than investment grade.

The Fund may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the Fund may also invest in depository receipts, foreign currency futures, forward foreign currency transactions, illiquid securities, investment companies, repurchase agreements and when-issued and delayed-delivery securities, which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification, and portfolio turnover. The Fund may invest to a very limited extent in warrants, which are described in the Statement of Additional Information.


PORTFOLIO MANAGEMENT

The International Growth Fund is managed by W. George Greig.

W. George Greig, a principal of William Blair & Company, L.L.C., has managed the Fund since 1996 when he joined the Investment Management Department as an international portfolio manager. He headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and, prior to that, he was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The investment objective of the Emerging Markets Growth Fund is long-term capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of equity securities issued by companies in emerging economies worldwide.

INVESTMENT PROCESS

The Adviser seeks well-managed, high quality growth companies. Such companies will generally exhibit superior business fundamentals, including one or more of the following characteristics:

       REGIONAL LEADERSHIP in product quality or cost competitiveness;

       DOMINANT OR IMPROVING MARKET POSITION, generally associated with a competitive advantage in distribution, pricing or business franchise, within a growing local or regional economy; and

       SUSTAINABLE ABOVE-AVERAGE AND/OR INCREASING RETURNS on invested capital generated from the efficient utilization of assets, increasing profit margins or sound financial management, including improvements that may arise from the process of privatization or restructuring of corporate assets.

The research approach used in stock selection will focus intensively on the soundness of corporate management, taking into account management's orientation toward outside shareholders, incentives and ability to execute successful strategies, commitment to transparent and conservative financial reporting policies, and general integrity. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending upon the allocation of the investments.

In pursuing the Fund's investment objective, the Adviser will vary the Fund's geographic diversification and types of securities based upon the Adviser's continuous evaluation of economic, market and political trends throughout the world. The investment of the Fund's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire Fund. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. In addition, the Adviser will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development.

PORTFOLIO SECURITIES

The Fund pursues its objective by investing primarily in equity securities issued by emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets (at least 50%) located in and/or derive a significant amount of their revenues (at least 50%) from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

The Fund normally will allocate its investments among not less than six different countries and will not concentrate investments in any particular industry. No more than 50% of the Fund's equity securities will be invested in securities of issuers in one country at any given time.

The Fund ordinarily will invest at least 65% of its total assets in equity securities issued by emerging market companies. Equity securities include securities convertible into, exchangeable for or having the right to buy common stocks. For liquidity purposes, up to 35% of the Fund's assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements, and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The Fund does not have specific rating requirements for its short-term securities; however, the Adviser presently does not intend to invest more than 5% of the Fund's net assets in securities rated below investment grade.

The Fund may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the Fund may also invest in depository receipts, foreign currency futures, illiquid securities, investment companies, repurchase agreements and when-issued and delayed delivery securities which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund intends to invest to a very limited extent in warrants, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Emerging Markets Growth Fund is co-managed by W. George Greig and Jeffrey A. Urbina.

W. George Greig, a principal of William Blair & Company, L.L.C., has co-managed the Fund since its inception in 1998. He joined the Investment Management Department in 1996 as an international portfolio manager. He headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and, prior to that, he was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Jeffrey A. Urbina joined William Blair & Company, L.L.C. in 1996 and has co-managed the Fund since its inception in 1998. In addition to the Emerging Market Growth Fund, he is responsible for emerging market research for the William Blair International Growth Fund. From 1991 to 1996, Mr. Urbina was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed in Luxembourg. During his five years at Van Kampen American Capital, he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Mr. Urbina spent ten years at Citicorp in various capacities, including as a Vice President in the commercial real estate group in Chicago and as a commercial lending officer in the bank's Denver office. Mr. Urbina began his banking career at Harris Bank in Chicago, where he was an International Banking Officer.
Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

INCOME FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Income Fund pursues its investment objective of providing investors with as high a level of current income as is consistent with preservation of capital by investing primarily in a diversified portfolio of high-grade intermediate-term debt securities.

INVESTMENT PROCESS

The Adviser seeks to outperform the total return of an index of broad intermediate-term government and corporate high-grade debt through an actively managed diversified portfolio of debt securities. The Adviser's investment philosophy emphasizes shifts in the Fund's portfolio among various sectors of the debt market, subject to the Fund's credit quality constraints for its portfolio. The Adviser also actively manages the Fund based upon the average duration and yield to maturity of the Fund's portfolio and the Adviser's perceived trends in interest rates.

PORTFOLIO SECURITIES

As a matter of fundamental policy, under normal conditions at least 90% of the Fund's assets will be invested in the following:

       U.S. DOLLAR-DENOMINATED CORPORATE DEBT SECURITIES (domestic or foreign) with long-term ratings of "A-" or better, or an equivalent rating, by at least one of the following four nationally recognized statistical rating organizations ("Rating Organizations"): Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Corporation;

       OBLIGATIONS OF OR GUARANTEED BY THE UNITED STATES GOVERNMENT, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and time of issuance and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, which differ in the degree of support provided by the U.S. Government. Although these securities are subject to the market risks resulting from fluctuation in interest rates, they will be paid in full if held to maturity;

       COLLATERALIZED OBLIGATIONS, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities. The Income Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated A- or better, or an equivalent rating, by one of the Rating Organizations; and

       COMMERCIAL PAPER obligations rated within the highest grade by one of the four Rating Organizations.

Up to 10% of the Fund's total assets may be invested in unrated debt securities, provided that the Adviser deems such securities to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least "A-" or its equivalent by one of the four Rating Organizations.

The anticipated dollar-weighted average maturity of the Fund is three to seven years. The anticipated weighted average modified duration for the Fund is two to five years, with a maximum duration on any instrument of eight years. The Adviser will not continue to hold a security whose duration has moved above eight years.

The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than by the instrument's stated final maturity. For example, a portfolio duration of five years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a maturity schedule by the Adviser based upon industry experience.

To a limited extent, the Fund may invest in illiquid securities, repurchase agreements and when-issued and delayed delivery securities, which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. In addition, the Fund's policy regarding lending portfolio securities is described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Income Fund is co-managed by Bentley Myer and James Kaplan.

Bentley Myer, a principal of William Blair & Company, L.L.C., has managed the Fund since 1992. He joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991, he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital, as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

James Kaplan, an associate of William Blair & Company, L.L.C., has co-managed the Fund since 1999. He joined the firm's Investment Management Services department in 1994 as a fixed-income portfolio manager. Prior to that, he was with First Union National Bank for twelve years. While at First Union, he completed their management training program in lending. His other responsibilities included trading fixed-income securities such as money markets, municipal bonds and mortgage backed securities. He also assisted in the management of the bank's portfolio. Education: B.A., Washington & Lee University and C.F.A.

READY RESERVES FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Ready Reserves Fund pursues its investment objective of obtaining the maximum current income consistent with preservation of capital by investing exclusively in high-quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the Fund will be achieved or that the net asset value of $1.00 per share of the Fund will be maintained.

PORTFOLIO SECURITIES AND INVESTMENT RISK

The Fund will invest exclusively in U.S. dollar-denominated money market instruments, including, but not limited to, those issued by:

       --      Corporations;

       --      The U.S. Government, its agencies and instrumentalities;

       --      U.S. and foreign banks;

       --      Municipalities;

       --      Foreign governments; and

       --      Multinational organizations, such as the World Bank.

The yield paid by the Ready Reserves Fund will vary with changes in interest rates. While the Fund seeks to maintain its $1.00 share price, there is no guarantee that it will be able to do so. The Fund has adopted certain investment policies designed to limit the market and financial risks of the Fund. The Fund complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which governs the maturity and credit quality of money market funds. The Fund may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Directors. However, the Fund may invest up to 5% of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Directors, has determined present minimal credit risks. Securities are deemed to be highest grade if they are rated high-quality by two Rating Organizations, or, if only rated by one Rating Organization, rated high-quality by that Rating Organization. For example, commercial paper rated "Duff 1 minus," "Fitch 1," "Prime 1" and "A-1" by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively, would be considered high quality. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, may provide higher yields. Further, the Fund may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B to the Statement of Additional Information.

To the extent the Fund invests in short-term U.S. dollar-denominated foreign money market instruments, investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation.

To a limited extent, the Fund may invest in repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration and diversification.

PORTFOLIO MANAGEMENT

The Ready Reserves Fund is co-managed by Bentley Myer and James Kaplan.

Bentley Myer, a principal with William Blair & Company, L.L.C., has managed the Fund since 1992. He joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

James Kaplan, an associate of William Blair & Company, L.L.C., has co-managed the Fund since 1999. He joined the firm's Investment Management Services department in 1994 as a fixed-income portfolio manager. Prior to that, he was with First Union National Bank for twelve years. While at First Union, he completed their management training program in lending. His other responsibilities included trading fixed-income securities such as money markets, municipal bonds and mortgage backed securities. He also assisted in the management of the bank's portfolio. Education: B.A., Washington & Lee University and C.F.A.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------
EQUITY FUNDS

General. Because the each equity fund invests substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund's share price may also decrease.

Smaller Stocks. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Value Discovery Fund and the Emerging Markets Growth Fund may invest in the equity securities of very small companies, often referred to as "micro-cap" companies. The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Country Allocation. The International Growth Fund and Emerging Markets Growth Fund seek to invest in companies and governments of countries having stable or improving political environments; however, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investments in these nations.

The risks of investing in securities of foreign issuers may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital and difficulty in obtaining and enforcing judgments against foreign entities. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities generally is longer than for domestic securities.

These risks are typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

Emerging Markets. Investments in emerging markets companies are speculative and subject to special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of a Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The securities held by the International Growth Fund and the Emerging Markets Growth Fund usually will be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

The Emerging Markets Growth Fund may invest in Russian securities. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic, social and legal systems, delays in settling Fund transactions and risk of loss arising out of Russia's system of share registration and custody. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Operating Expenses. The International Growth Fund and Emerging Markets Growth Fund are expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. Similarly, brokerage commissions on purchases and sales of foreign securities are generally higher than on domestic securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see "Your Account--Taxes.")

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will employed only if, in the judgment of the Adviser, investments in a Fund's usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. Generally, the Growth Fund and Value Discovery Fund will remain fully invested, and the Adviser will not attempt to time the market. However, if a significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the Funds do not purchase any stocks with a view to quick turnover for capital gains. For the International Growth Fund and Emerging Markets Growth Fund, the types of securities that might be acquired and held for defensive purposes could include fixed-income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments and non-convertible preferred stock, each of which would be of investment-grade. At such time as the Adviser determines that the Fund's defensive strategy is no longer warranted, the Fund will adjust its Fund back to its normal complement securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

INCOME FUND

Interest Rate Risk. The Income Fund's investments are subject to price fluctuations resulting from various factors, including rising or declining interest rates (interest rate risk). The value of the portfolio's investments

(other than an interest-only class of a collateralized obligation) tends to decrease when interest rates rise and tends to increase when interest rates fall. In addition, investments with longer maturities, which typically provide better yields, may subject the Fund to increased price changes resulting from market yield fluctuations.

Credit Risk. The value of the Fund's securities is subject to the ability of the issuers of such securities to make payment at maturity (credit risk). However, in the opinion of the Adviser, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which the Fund primarily will invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). Others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). For a description of ratings, see Appendix B in the Statement of Additional Information.

Temporary Defensive Position. Generally the Fund will remain fully invested. However, the Fund for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The Fund does not invest in equity securities.
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
DIRECTORS, OFFICERS AND ADVISER. The Board of Directors of William Blair Mutual Funds, Inc. has overall management responsibility. The duties of the directors and officers of the Fund include supervising the business affairs of the Fund, monitoring investment activities and practices and considering and acting upon future plans for the Fund. The Statement of Additional Information has the names of and additional information about the directors and officers of the Fund. The Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Funds of the Fund, subject to the direction of the Board of Directors. The Adviser is also the principal underwriter and distributor of the Fund and acts as agent of the Fund in the sale of its shares (the "Distributor"). William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today, the firm has 150 principals and 750 employees. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the William Blair mutual funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages approximately $12 billion in equities, fixed-income securities and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over 30 portfolio managers, supported by over 40 analysts, with an exceptionally low turnover rate. William Blair portfolio managers generally average more than ten years with William Blair and more than two decades of experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each Fund pays the Adviser a monthly investment management fee. Fees paid for each Fund's most recently completed fiscal year are shown below:

                                                   FEE AS A % OF
FUND                                             AVERAGE NET ASSETS
----                                             ------------------
Growth Fund                                            0.75%
Value Discovery Fund                                   1.15%
International Growth Fund                              1.10%
Emerging Markets Growth Fund                           1.40%
Income Fund                                            0.59%
Ready Reserves Fund                                    0.59%

CUSTODIAN. The Custodian is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, may serve as the Custodian for Individual Retirement Accounts ("IRAs").

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

YEAR 2000. A critical issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund is in the process of working with the Adviser and other service providers to assure that the Fund is prepared for the year 2000. The Fund has been assured by the Adviser and other service providers that they do not believe that the Fund will be materially adversely affected by year 2000. Nevertheless, the inability of the Adviser and other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse effect on the Fund's operations. Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the year 2000 problem, the Adviser is reviewing information regarding the year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, a Fund that deals with foreign service providers or invests in foreign securities will have difficulty determining the year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential year 2000 problems would not have a material adverse effect on the Fund.

PENDING CHANGES TO THE FUND. The Board of Directors of the Fund has approved a proxy solicitation of shareholders of record as of October 1, 1999. The matters to be considered by all shareholders include the election of Board members, ratification of auditors, approval of changes in certain fundamental investment restrictions, including certain investment objectives and approval of a Plan of Reorganization that would reorganize the Fund into a Delaware Business Trust. In addition, the Class N shareholders will be asked to approve a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The shareholder meeting is scheduled to be held on November 30, 1999.

                                  YOUR ACCOUNT
--------------------------------------------------------------------------------
CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

MINIMUM INVESTMENTS. To open an account, the minimum initial investment for regular accounts is $5,000, and the minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. To add to an account, the minimum subsequent investment is generally $1,000 for all accounts, except accounts holding shares of the Ready Reserves Fund, for which the subsequent minimum investment is $1. The Funds may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Funds or the Adviser.

PURCHASE PRICE. All Class N shares are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. For the Ready Reserves Fund, shares are sold at the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The net asset value per share of the Ready Reserves Fund normally will be $1.00. (For more information, see "Determination of Net Asset Value.") If you fail to pay for your order, you will be liable for any loss to the Funds and, if you are a current shareholder, the Funds may redeem some or all of your shares to cover such loss.

NOTE: All purchases made by check should be in U.S. dollars and made payable to William Blair Mutual Funds, Inc., or in the case of a retirement account, the custodian or trustee of such account. Third party checks will not be accepted. When purchases are made by check or periodic account investment, the Funds may delay sending redemption proceeds until they determine that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

RIGHT TO REJECT YOUR PURCHASE ORDER. The Fund reserves the right to decline your purchase order (including exchanges) upon receipt for any reason, including excessive, short-term (market-timing) or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance. The Funds also reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash.

BY MAIL

OPENING AN ACCOUNT. To open a new account by mail (except for the Ready Reserves
Fund), make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." Complete the account application and mail the completed application and the check to the Transfer Agent, State Street Bank and Trust Company ("State Street"), P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and completed application to the Distributor, William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To purchase additional shares, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." Except for the Ready Reserves Fund, mail the check, together with a letter that specifies the portfolio name, the account number and the name(s) in which the account is registered, to State Street Bank and Trust Company, P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and letter to the Distributor, William Blair Mutual Funds, Inc. 222 West Adams Street, Chicago, Illinois 60606.

BY WIRE

OPENING AN ACCOUNT. First, call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

       State Street Bank and Trust Co.
       ABA # 011000028
       DDA # 99029340
       Attn: Custody & Shareholder Services
       225 Franklin Street
       Boston, Massachusetts 02110

Include the name of the portfolio in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by State Street and mail it to William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To add to your account by wire, instruct your bank to wire federal funds to:

       State Street Bank and Trust Co.
       ABA # 011000028
       DDA # 99029340
       Attn: Custody & Shareholder Services
       225 Franklin Street
       Boston, Massachusetts 02110

In your request, specify the portfolio name in which you are investing, your account number, and the name(s) in which the account is registered.

To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

BY TELEPHONE

OPENING AN ACCOUNT. See "By Wire."

ADDING TO AN ACCOUNT. Call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). For the Ready Reserves Fund only, call your William Blair account executive.

Tell your account executive the portfolio name, your account number and the name(s) in which the account is registered. You may then pay for your new shares by mail or by wire.

To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling ("redeeming") some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

BY MAIL

For all Funds except the Ready Reserves Fund, to redeem shares by mail, send a written redemption request signed by all account owners to State Street Bank and Trust Company, P.O. Box 8506, Boston, Massachusetts 02266-8506. For the Ready Reserves Fund, send your redemption request signed by all account owners to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your brokerage account.

FOR ALL FUNDS, WRITTEN REDEMPTION REQUESTS MUST INCLUDE:

       -- a letter that contains your name, the Fund's name and the dollar amount or number of shares to be redeemed;

       -- any stock certificates endorsed, or accompanied by an endorsed stock power, to the order of the Fund; and

       -- any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by State Street or the Distributor.

BY WIRE

To redeem some or all of your shares in any Funds by wire, you may contact the Transfer Agent, or the Distributor in the case of the Ready Reserves Fund, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application a voided, unsigned check or deposit slip for your bank account.

BY TELEPHONE

TO REDEEM SHARES BY TELEPHONE, YOU MUST HAVE ELECTED THIS OPTION ON YOUR ACCOUNT APPLICATION. For all Funds except the Ready Reserves Fund, contact the Transfer Agent at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

For the Ready Reserves Fund, you may redeem some or all of your shares by telephone by calling your William Blair account executive. Amounts redeemed will be placed in your brokerage account.

NOTE: Redemption requests should NOT be sent to the Fund or to the Distributor (except in the case of the Ready Reserves Fund).

SIGNATURE GUARANTEES. Signature guarantees must be obtained from a bank that is a member of the FDIC, by a brokerage firm that is a member of the NASD, or by an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request must include a signature guarantee if any of the following situations apply:

       -- You wish to redeem shares having a value of $5,000 or more in a single transaction;

       --      Your account registration has changed; or

       -- You want a check in the amount of your redemption to be mailed to a different address than the one on your account application (address of record).

SIGNATURE GUARANTEES, IF REQUIRED, MUST APPEAR ON THE WRITTEN REDEMPTION REQUEST AND ON ANY ENDORSED STOCK CERTIFICATE OR STOCK POWER.

REDEMPTION PRICE. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value next calculated after receipt of your redemption request in proper order by the Distributor, the Transfer Agent or a designated agent thereof. For the Ready Reserves Fund, the net asset value normally will be $1.00.

PAYMENT FOR REDEEMED SHARES. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by State Street (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

For the Ready Reserves Fund, if the Distributor receives notice of your request to redeem shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date and proceeds normally will be paid that day. If notice of your redemption request is received after that time, proceeds normally will not be paid until the next business day.

DELAYED PROCEEDS. The Funds reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section. In addition, redemption of shares from a Fund, other than the Ready Reserves Fund, within 180 days of purchase may be subject to a 1.00% redemption fee.

REDEMPTIONS IN KIND. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for each of the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each of the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of such Fund during any 90-day period for any one shareholder of record.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Because of the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem your shares in any account that, following a redemption, is below a specified amount. Currently, the MINIMUM IS $5,000 PER ACCOUNT. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

SPECIAL REDEMPTION METHODS FOR THE READY RESERVES FUND. In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to this Fund. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

       1. REDEMPTION BY CHECK. To redeem shares by check, you must fill out the appropriate section of your account application. If your application for the check-writing privilege is approved, you will be provided with checks that may be made payable to any person IN AN AMOUNT NOT LESS THAN $500 NOR MORE THAN $9 MILLION. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

              The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next-determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

              The Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when (1) there are insufficient assets to cover the check, (2) a "stop order" has been placed on the check, and (3) in other situations, such as where there is a dispute over ownership of the your account. A $25 SERVICE FEE may be charged when a check is presented to redeem shares in excess of the value of your account or for an amount less than $500.

       2. AUTOMATIC REDEMPTION. The Distributor has instituted an automatic redemption procedure available to Ready Reserve Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of shares will be redeemed, effective that day at the next-determined net asset value, to satisfy any amounts which you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange shares of Class N shares of each Fund into either Class N shares of another Fund or into shares of the Ready Reserves Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Only four (4) exchanges from a Fund are allowed within any 12-month period. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested.

BY MAIL

You may request an exchange of your shares by writing to William Blair Mutual Funds, Inc., Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

BY TELEPHONE

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, State Street will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). If you hold certificated shares, you must deposit them with State Street prior to any exchange of such shares.

Neither the Funds nor State Street will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Funds or the Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS. Each Fund earns dividends from stocks and interest from bond, money market, and other investments, which are passed along to shareholders as income dividends as long as expenses do not exceed income.

CAPITAL GAIN DISTRIBUTIONS. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them, which are passed along to shareholders as capital gain distributions.

As a shareholder, you are entitled to your portion of the Fund's net income and gains on its investments. Each Fund passes its earnings along to you as distributions. The Funds' policy is to distribute substantially all net investment income, if any, and all net realized capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see "Shareholder Services and Account Policies--Dividend Options"). Cash payments are made by the Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.

WHEN DIVIDENDS ARE PAID

       -- For the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund, all income dividends, if any, and capital gain distributions, if any, generally will be paid in December and/or January.

       -- For the Income Fund, income dividends are normally paid the fifteenth day of each month, if a business day, with net-realized long-term capital gain distributions, if any, generally paid in December and/or January. The Income Fund attempts to maintain relatively level monthly dividends and, from time to time, may distribute or retain net investment income and capital gain or make a return of capital distribution in order to pursue that goal.

       -- For the Ready Reserves Fund, the Fund's net investment income will be declared at the close of the New York Stock Exchange on each day that the Fund is open for business, which is generally 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration.

The Funds may vary these dividend practices at any time. Income dividends and any capital gain distributions on all Funds will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (see "Your Account--Taxes").

TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. The Fund's distributions are subject to Federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different rates depending upon the length of time the Fund holds the security. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes. The Funds will inform you of the amount and nature of distributions paid.

Under the Federal tax laws, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. It is anticipated that a portion of the ordinary income dividends for the Growth Fund and the Value Discovery Fund will be eligible for the dividends-received deduction available for corporate shareholders. The ordinary income dividends of International Growth Fund, Emerging Markets Growth Fund, Income Fund and Ready Reserves Fund are not eligible for the dividends-received deduction available to corporate shareholders.

TAXES ON TRANSACTIONS. Redemptions of Fund shares and exchanges for shares of other Funds are treated as sales and are subject to capital gains taxation. A capital gain or loss is the difference between the price that you paid for your shares and the price that you receive when you sell (or exchange) them. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss. Any loss recognized on the redemption of shares held six months or less will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. A shareholder who redeems shares normally will recognize a capital gain or loss for Federal income tax purposes. If you realize a loss on the redemption of Fund shares within 30 days before or after an acquisition of shares of the same Fund, the two transactions may be subject to the wash sale rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for Federal income tax purposes.

"BUYING A DIVIDEND." If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. See "Your Account--Dividends and Distributions" for payment schedules, and call the Distributor if you have further questions.

EFFECT OF FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund's distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the International Growth Fund and Emerging Markets Growth Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.

For a more detailed discussion of taxes, see the Statement of Additional Information.

                    DETERMINATION OF NET ASSET VALUE ("NAV")
--------------------------------------------------------------------------------
WHEN AND HOW NET ASSET VALUE IS DETERMINED

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding, is its net asset value. The value of a single share is called its share value or share price.

The net asset value per share shall be determined as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m., Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day.

When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by Investors Bank & Trust Company, the custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when net asset value is not calculated. Consequently, calculation of the net asset value for the International Growth Fund and the Emerging Markets Growth Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the International Growth Fund and the Emerging Markets Growth Fund may be significantly affected on days when shares are not available for purchase or redemption.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount.

HOW THE MARKET VALUE OF FUND SECURITIES IS DETERMINED

DOMESTIC EQUITY SECURITIES. The market value of portfolio domestic equity securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

FOREIGN EQUITY SECURITIES. The value of a foreign equity security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

FIXED-INCOME SECURITIES. Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

OTHER SECURITIES AND ASSETS. Other securities, and all other assets, including securities for which a market price is not available, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Directors and in accordance with the Fund's pricing procedures.

                   SHAREHOLDER SERVICES AND ACCOUNT POLICIES
--------------------------------------------------------------------------------
The Funds provide a variety of services to help you manage your account.

AUTOMATIC SWEEP PROGRAM. You can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account.

To purchase shares of the Ready Reserves Fund through the automatic sweep program, you must have a free credit balance in your brokerage account with the Distributor. Currently, free credit balances are used automatically to purchase shares. If you have a FREE CREDIT BALANCE OF AT LEAST $1,000, the Distributor will effect on your behalf an investment in shares on an expedited basis.

       -- If you have a free credit balance resulting from securities transactions in your brokerage account at the opening of business of the Distributor, it generally will be invested in shares on that same day, but in no event later than the next business day.

       -- If you have a free credit balance resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income (by check or wire), then it will be invested in shares no later than the next business day.

       -- If you have a free credit balance of at least $1 and less than $1,000, it will be invested in shares within a maximum of five business days from the day when the free credit balance is created.

DIVIDEND OPTIONS. You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to State Street.

       1. AUTOMATIC DIVIDEND REINVESTMENT PLAN. The Funds automatically reinvest all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see "Dividend and Distribution Policy.")

       2. CASH-DIVIDEND PLAN. You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

       3. AUTOMATIC DEPOSIT OF DIVIDENDS. You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

AUTOMATIC INVESTMENT PLAN. On your account application, you may authorize State Street to automatically withdraw an amount of money (MINIMUM $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to State Street.

SYSTEMATIC WITHDRAWAL PLAN. You may establish this plan with shares presently held or through a new investment, which should be at least $5,000. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the MINIMUM WITHDRAWAL IS $250 PER MONTH. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

RETIREMENT PLANS. The Funds offer a variety of qualified retirement plans, including several types of Individual Retirement Accounts ("IRAs") (e.g. traditional IRAs, Roth IRAs and education IRAs), Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans. Additional information concerning such plans is available from the Funds.

The minimum initial retirement plan investment is $2,000 and the minimum subsequent investment is $1,000. State Street serves as custodian for IRAs. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:
       --      participation is voluntary;
       --      you may terminate or change a plan at any time without penalty or charge from the Funds;
       --      the Funds will pay any additional expenses that they incur in connection with such plans;
       --      on your account application, you may select a plan or plans in which to invest;
       --      additional forms and further information may be obtained by writing or calling the Funds;
       --      the Funds reserve the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;
       --      the Funds reserve the right to waive investment minimums at the discretion of the Distributor; and
       --      the Funds require a copy of the trust agreement when shares are to be held in trust.

WRITTEN CONFIRMATIONS. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

CERTIFICATED SHARES. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates for their shares. Rather, the value of the shares is represented by your account balance. However, you may obtain certificated shares upon your written request. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until 30 days after your purchase is completed.

USE OF INTERMEDIARIES. If you purchase or redeem shares through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return. You may purchase or redeem shares directly from the Fund or with the Transfer Agent, State Street Bank, without any such charges.

TRANSFER OF SHARES. Fund shares may be transferred by a written request addressed to the Fund and delivered to State Street, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

SUSPENSION OF OFFERING. The Funds reserves the right to withdraw all or any part of the offering made by this Prospectus, and the Funds or the Distributor may reject purchase orders. From time to time, the Funds may temporarily suspend the offering of shares to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED, both because of the complexity of Federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

SHAREHOLDER RIGHTS. All shares of each Fund have equal rights with respect to dividends, assets and liquidation of a Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each Fund will be voted in the aggregate, except when a separate vote by Fund is required under the Investment Company Act of 1940 (the "1940 Act"). Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Maryland law, the Funds are not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

                              INVESTMENT GLOSSARY
--------------------------------------------------------------------------------
The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see the Statement of Additional Information.

BORROWING. To a certain extent, each Fund may borrow money from banks for limited purposes. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may borrow up to 10% of their total assets; the Income Fund and Ready Reserves Fund may borrow up to 5% of their total assets. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

COLLATERALIZED OBLIGATIONS. The Income Fund may invest in collateralized obligations (debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality), that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities.

A variety of types of collateralized obligations are available currently, and others may become available in the future. Some obligations are for the guaranteed payment of only principal (the principal-only or "PO" class) or only interest (the interest-only or "IO" class), while others are for the guaranteed payment of both, or some variation thereof. The yields to maturity on PO and IO class obligations are more sensitive than other obligations, with the IO class obligations being extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets. The Fund will invest only in PO and IO class mortgage obligations collateralized by securities guaranteed by the U.S. Government. Some types of collateralized obligations may be less liquid than other types of securities. Investments in collateralized obligations that are deemed to be illiquid, which includes PO and IO class mortgage obligations, will be subject to the 15% limitation on illiquid assets.

The mortgage-backed collateralized obligations in which the Fund may invest include pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Payments of principal and/or interest on such mortgages, including prepayments, are guaranteed by the agency or instrumentality. The agencies and instrumentalities are subject to varying degrees of support by the U.S. Government. The effective credit quality of collateralized obligations is the credit quality of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies. These collateralized obligations generally have excess collateral, but typically, any guarantee is limited to a specified percentage of the pool of assets.

The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments by certain mortgage-backed securities, such as GNMA Certificates and other collateralized obligations. During periods of declining interest rates, mortgages underlying the security are prone to prepayment, causing the security's effective maturity to be shortened. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the prepaid securities were acquired at a premium. Because mortgage-backed securities tend to be sensitive to prepayment rates on the underlying collateral, their value to the Fund is dependent upon the accuracy of the prepayment projections used, which are a consensus derived from several major securities dealers. The duration of many mortgage-backed securities changes substantially in response to changes in interest rates and prepayment rates.

CONCENTRATION. Each of the Funds intends to invest not more than 25% of its total asset in any one industry; however, the Ready Reserves Fund may invest more than 25% of its total assets in the domestic banking industry. These limitations do not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

DEPOSITORY RECEIPTS. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, the underlying foreign security. An EDR represents a similar securities arrangement but is issued by a European bank and a GDR is issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depository receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the sections on "Investment Risks" under the "International Growth Fund" and "Emerging Markets Growth Fund" above and in the Statement of Additional Information.

DIVERSIFICATION. As a matter of fundamental policy, each Fund will not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in such issuer. For the Value Discovery Fund and Emerging Markets Growth Fund, that limitation applies to 75% of the Fund's net assets. In addition, each Fund will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities.

FOREIGN CURRENCY FUTURES. The International Growth Fund and Emerging Markets Growth Fund may purchase and sell futures on foreign currencies as a hedge against possible variation in foreign exchange rates. Foreign currency futures contracts are traded on boards of trade and futures exchanges. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. To the extent that the Fund engages in foreign currency futures transactions, but fails to consummate its obligations under the contract, the net effect to the Fund would be the same as speculating in the underlying futures contract. Futures contracts entail certain risks. If the Adviser's judgment about the general direction of rates or markets is wrong, the Fund's overall performance may be less than if no such contracts had been entered into. There may also be an imperfect correlation between movements in prices of futures contracts and the portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. In addition, because margin requirements in the future markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to price distortions in the futures market and an imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Fund's Adviser may still not result in a successful hedging transaction. The Fund could also experience losses if it could not close out its futures position because of an illiquid secondary market, and losses on futures contracts are not limited to the amount invested in the contract. The above circumstances could cause the Fund to lose money on the financial futures contracts and also on the value of its portfolio securities.

To the extent required to comply with the Investment Company Act of 1940 (the "1940 Act") and the rules and interpretations thereunder, whenever the Fund enters into a futures contract, the Fund will maintain a segregated account consisting of either cash or liquid securities equal to the Fund's potential obligation under such contracts. The segregation of assets places a practical limit on the extent to which the Fund may engage in futures contracts.

To the extent required to comply with CFTC Rule 4.5 and in order to avoid "commodity pool operator" status, each Fund will not enter into a financial futures contract if immediately thereafter the aggregate initial margin and premiums for such contracts held by the Fund would exceed 5% of the liquidation value of the Fund's assets. The Fund will not engage in transactions in financial futures contracts for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The International Growth Fund and Emerging Markets Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates. A forward foreign currency contract is an agreement to exchange U.S. dollars for foreign currencies at a specified future date and specified amount which is set by the parties at the time of entering into the contract. The Adviser will generally use such currency contracts to fix a definite price for securities they have agreed to buy or sell and may also use such contracts to hedge the Fund's investments against adverse exchange rate changes. Alternatively, the Funds may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Fund are denominated ("cross-hedge"). The profitability of forward foreign currency transactions depends upon correctly predicting future changes in exchange rates between the U.S. dollar and foreign currencies. As a result, a Fund may incur either a gain or loss on such transactions. While forward foreign currency transactions may help reduce losses on securities denominated in a foreign currency, they may also reduce gains on such securities depending on the actual changes in the currency's exchange value relative to that of the offsetting currency involved in the transaction. The Funds will not enter into forward foreign currency transactions for speculative purposes.

ILLIQUID SECURITIES. The Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund may each invest up to 15% of their net assets in illiquid securities. The Ready Reserves Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

INVESTMENT COMPANIES. Subject to the provisions of the 1940 Act, the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may each invest in the shares of investment companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit investments in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the Fund's assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees.

PORTFOLIO TURNOVER RATE. None of the Funds intend to trade portfolio securities for the purpose of realizing short-term profits. However, each will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Fund turnover rate will not be a limiting factor for a Fund. Although each Fund's turnover rate will vary from year to year, it is anticipated that each Fund's turnover rate, under normal circumstances, will be less than 100%. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by each Fund.

REAL ESTATE INVESTMENT TRUSTS. Although currently the Value Discovery Fund does not invest primarily in real estate investment trusts ("REITs"), the Fund may invest without limit in REITs. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of an investment in that REIT.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund's holding period. The Funds currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Adviser, subject to the supervision of the Board of Directors, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year, and, for the Income Fund, the modified duration of a security subject to repurchase may exceed eight years. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund and 10% of the net assets of the Ready Reserves Fund.

SECTION 4(2) PAPER. The Ready Reserves Fund may invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund's Board of Directors, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Adviser monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, each Fund may purchase newly issued securities appropriate for the Fund on a "when-issued" basis, and may purchase or sell securities appropriate for the Fund on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. Because the Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the Fund's assets may be affected by such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

VARIABLE RATE SECURITIES. The Ready Reserves Fund may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer, and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below are intended to help you understand each Fund's financial performance for the past several years. The total return figures show what an investor in a Fund would have earned (or lost) assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request (see back cover).

WILLIAM BLAIR GROWTH FUND

                                                           YEARS ENDED DECEMBER 31
                                             ----------------------------------------------------
                                               1998       1997       1996       1995       1994
                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........  $ 15.350   $ 13.480   $ 11.900   $  9.600   $  9.730
Income from investment operations:
  Net investment income (loss).............     (.003)     (.023)     (.010)      .034       .027
  Net realized and unrealized gain on
     investments...........................     4.123      2.694      2.144      2.750       .581
                                             --------   --------   --------   --------   --------
Total from investment operations...........     4.120      2.671      2.134      2.784       .608
Less distributions from:
  Net investment income....................        --         --       .010       .030       .025
  Net realized gain on investments.........     1.500       .801       .544       .454       .713
                                             --------   --------   --------   --------   --------
Total distributions........................     1.500       .801       .554       .484       .738
                                             --------   --------   --------   --------   --------
Net asset value, end of year...............  $ 17.970   $ 15.350   $ 13.480   $ 11.900   $  9.600
                                             ========   ========   ========   ========   ========
Total return (%)...........................     27.15      20.07      17.99      29.07       6.45
Ratios to average net assets (%):
  Expenses.................................       .84        .84        .79        .65        .71
  Net investment income (loss).............      (.02)      (.16)      (.08)       .34        .32
Supplemental data:
  Net assets at end of year (000s).........  $742,056   $591,353   $501,774   $363,036   $217,560
  Portfolio turnover rate (%)..............        37         34         43         32         46

WILLIAM BLAIR VALUE DISCOVERY FUND

                                                                 YEARS ENDED DECEMBER 31
                                                              -----------------------------
                                                               1998      1997     1996()(a)
                                                              -------   -------   ---------
Net asset value, beginning of year..........................  $12.970   $10.000    $10.000
Income from investment operations:
  Net investment income.....................................     .088      .029         --
  Net realized and unrealized gain (loss) on investments....    (.005)    3.305         --
                                                              -------   -------    -------
Total from investment operations............................     .083     3.334         --
Less distributions from:
  Net investment income.....................................     .093      .020         --
  Net realized gain on investments..........................       --      .344         --
                                                              -------   -------    -------
Total distributions.........................................     .093      .364         --
                                                              -------   -------    -------
Net asset value, end of year................................  $12.960   $12.970    $10.000
                                                              =======   =======    =======
Total return (%)............................................     0.66     33.46         --
Ratios to average net assets (%):
  Expenses..................................................     1.52      1.50(b)       --
  Net investment income.....................................      .76       .29(b)       --
Supplemental data:
  Net assets at end of year (000s)..........................  $44,675   $30,354    $     2
  Portfolio turnover rate (%)...............................       78        69         --

---------------

(a) For the period December 23, 1996 (Commencement of Operations) to December 31, 1996.

(b) Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.

WILLIAM BLAIR INTERNATIONAL GROWTH FUND

                                                            YEARS ENDED DECEMBER 31
                                               --------------------------------------------------
                                                 1998       1997       1996         1995        1994
                                               --------   --------   --------      -------    -------
Net asset value, beginning of year...........  $ 13.140   $ 13.950   $ 13.120      $12.360    $13.180
Income from investment operations:
  Net investment income......................      .074       .072       .029         .105       .016
  Net realized and unrealized gain (loss) on
     investments, foreign currency and other
     assets and liabilities..................     1.431      1.056      1.299         .785      (.025)
                                               --------   --------   --------      -------    -------
Total from investment operations.............     1.505      1.128      1.328         .890      (.009)
Less distributions from:
  Net investment income......................      .024(a)    .078(a)    .068(a)      .130(a)    .024
  Net realized gain on investments...........      .001      1.860       .430           --       .714
Tax return of capital........................        --         --         --           --       .073(b)
                                               --------   --------   --------      -------    -------
Total distributions..........................      .025      1.938       .498         .130       .811
                                               --------   --------   --------      -------    -------
Net asset value, end of year.................  $ 14.620   $ 13.140   $ 13.950      $13.120    $12.360
                                               ========   ========   ========      =======    =======
Total return (%).............................     11.46       8.39      10.20         7.22       (.04)
Ratios to average net assets (%):
  Expenses...................................      1.36       1.43       1.44         1.48       1.51
  Net investment income......................       .09        .01        .19          .87        .15
Supplemental data:
  Net assets at end of year (000s)...........  $139,746   $128,747   $105,148      $89,762    $70,403
  Portfolio turnover rate (%)................        98        102         89           77         40

---------------

(a) Includes $.024, $.078, $.022 and $.061 in passive foreign investment company transactions which are treated as ordinary income for Federal income tax purposes for 1998, 1997, 1996 and 1995, respectively.

(b)    Includes $431 relating to a tax return of capital.

WILLIAM BLAIR EMERGING MARKETS GROWTH FUND

                                                              YEAR ENDED DECEMBER 31,
                                                                    1998(A)(B)
                                                              -----------------------
Net asset value, beginning of period........................          $10.000
Income from investment operations:
  Net investment income.....................................             .002
  Net realized and unrealized gain (loss) on investments,
     foreign currency and other assets and liabilities......           (2.372)
                                                                      -------
Total from investment operations............................           (2.370)
Less distributions from:
  Net investment income.....................................               --
  Net realized gain on investments..........................               --
                                                                      -------
Total distributions.........................................               --
                                                                      -------
Net asset value, end of year................................          $ 7.630
                                                                      =======
Total return (%)............................................           (23.70)
Ratios to average net assets (%):
  Expenses(c)...............................................             2.25%
  Net investment income(c)..................................              .04%
Supplemental data:
  Net assets at end of year (000s)..........................          $ 3,754
  Portfolio turnover rate (%)...............................              226

---------------

(a)    For the period May 1, 1998 (Commencement of Operations) to December 31,
       1998.

(b) Rates are annualized, except total returns for periods less than one year.

(c) Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%.

WILLIAM BLAIR INCOME FUND

                                                           YEARS ENDED DECEMBER 31
                                             ----------------------------------------------------
                                               1998       1997       1996       1995       1994
                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........  $ 10.410   $ 10.270   $ 10.570   $  9.850   $ 10.580
Income from investment operations:
  Net investment income....................      .640       .659       .619       .646       .661
  Net realized and unrealized gain (loss)
     on investments........................      .076       .140      (.309)      .732      (.741)
                                             --------   --------   --------   --------   --------
Total from investment operations...........      .716       .799       .310      1.378      (.080)
Less distributions from:
Net investment income......................      .636       .659       .610       .658       .646
Net realized gain on investments...........        --         --         --         --       .004
                                             --------   --------   --------   --------   --------
Total distributions........................      .636       .659       .610       .658       .650
                                             --------   --------   --------   --------   --------
Net asset value, end of year...............  $ 10.490   $ 10.410   $ 10.270   $ 10.570   $  9.850
                                             ========   ========   ========   ========   ========
Total return (%)...........................      7.07       8.03       3.07      14.37       (.74)
Ratios to average net assets (%):
  Expenses.................................       .71        .71        .70        .68        .68
  Net investment income....................      6.81       6.40       5.97       6.24       6.33
Supplemental data:
  Net assets at end of year (000s).........  $188,051   $160,055   $150,006   $147,370   $143,790
  Portfolio turnover rate (%)..............        96         83         66         54         63

WILLIAM BLAIR READY RESERVES FUND

                                                          YEARS ENDED DECEMBER 31
                                           ------------------------------------------------------
                                              1998        1997       1996       1995       1994
                                           ----------   --------   --------   --------   --------
Net asset value, beginning of year.......  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income..................         .05        .05        .05        .05        .04
  Net realized and unrealized gain (loss)
     on investments......................          --         --         --         --       (.01)
                                           ----------   --------   --------   --------   --------
Total from investment operations.........         .05        .05        .05        .05        .03
Less distributions from:
  Net investment income..................         .05        .05        .05        .05        .04
                                           ----------   --------   --------   --------   --------
  Total distributions....................         .05        .05        .05        .05        .04
                                           ----------   --------   --------   --------   --------
Capital contribution.....................          --         --         --         --        .01
                                           ----------   --------   --------   --------   --------
Net asset value, end of year.............  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           ==========   ========   ========   ========   ========
Total return (%).........................        4.98       5.04       4.81       5.45       3.67(a)
Ratios to average net assets (%):
  Expenses...............................         .69        .70        .71        .72        .71
  Net investment income..................        4.87       4.92       4.78       5.30       3.61
Supplemental data:
  Net assets at end of year (000s).......  $1,189,051   $904,569   $760,808   $703,993   $521,277

---------------

(a) The total return includes the effect of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.

FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

SEMI-ANNUAL/ANNUAL REPORTS

The Semi-Annual and audited Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Adviser believes significantly affected the Fund's performance in its last fiscal year. Shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call: 1-800-635-2886
(In Massachusetts 1-800-635-2840)

BY MAIL
Write to:

      William Blair Mutual Funds, Inc.
       222 West Adams Street
       Chicago, Illinois 60606

       or

       STATE STREET BANK AND TRUST COMPANY
       (the Fund's Transfer Agent)
       P.O. Box 8506
       Boston, MA 02266-8506

ON THE INTERNET

Text-only versions of fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Room Section, Washington, D.C. 20549-6009.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. The Prospectus does not constitute an offering by the Fund or their distributor in any jurisdiction in which such offering may not lawfully be made.




WILLIAM BLAIR MUTUAL FUNDS, INC.      May 1, 1999, as supplemented September 30,
1999
Investment Company Act File No.: 811-5344

May 1, 1999, as supplemented September 30, 1999

                        WILLIAM BLAIR MUTUAL FUNDS, INC.

                           CLASS A, B, C AND I SHARES

                                  GROWTH FUND
                              VALUE DISCOVERY FUND
                           INTERNATIONAL GROWTH FUND
                          EMERGING MARKETS GROWTH FUND
                                  INCOME FUND

                                 CLASS N SHARES

                              READY RESERVES FUND

This prospectus contains important information about each Fund, including their investment objectives. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates only to Class A, Class B, Class C and Class I Shares of each Fund, except the Ready Reserve Fund, which only offers Class N Shares.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                             222 West Adams Street
                            Chicago, Illinois 60606

TABLE OF CONTENTS

SUMMARY.....................................................          1
         Growth Fund........................................          1
         Value Discovery Fund...............................          3
         International Growth Fund..........................          5
         Emerging Markets Growth Fund.......................          7
         Income Fund........................................          9
         Ready Reserves Fund -- Class N Shares..............         11
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...         13
         Growth Fund........................................         14
         Value Discovery Fund...............................         16
         International Growth Fund..........................         18
         Emerging Markets Growth Fund.......................         20
         Income Fund........................................         22
         Ready Reserves Fund -- Class N Shares..............         24
INVESTMENT RISKS............................................         26
MANAGEMENT OF THE FUNDS.....................................         29
CHOOSING A SHARE CLASS......................................         31
         Class A Shares.....................................         32
         Class B Shares.....................................         35
         Class C Shares.....................................         36
         Class I Shares.....................................         37
YOUR ACCOUNT................................................         38
         How to Buy Shares..................................         38
         How to Sell Shares.................................         39
         How to Exchange Shares.............................         42
         Dividends and Distributions........................         42
         Taxes..............................................         43
DETERMINATION OF NET ASSET VALUE............................         45
SHAREHOLDER SERVICES AND ACCOUNT POLICIES...................         46
INVESTMENT GLOSSARY.........................................         49
FINANCIAL HIGHLIGHTS........................................         53
FOR MORE INFORMATION........................................ Back Cover

WILLIAM BLAIR GROWTH FUND                                                SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of common stocks of domestic companies. The Adviser seeks growth opportunities by investing in large, medium and small companies in varying proportions. With respect to large companies, the Adviser looks for high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time. With respect to medium-sized companies, the Adviser searches for companies that are generally of similar investment quality to large companies but whose records of sales and earnings growth are not as well established. With respect to small companies, the Adviser looks for emerging, rapid growth companies that have had especially vigorous growth in revenues and earnings.

MAIN RISKS OF INVESTING: Since the Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or general economic and market conditions. If this occurs, the Fund's net asset value may also decrease. The securities of small and medium size companies may be more volatile and more speculative than the securities of larger, more established issuers. In addition, small and medium companies may be traded in low volumes, which can increase volatility. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class A, Class B, Class C and Class I shares are new classes of the Fund for which performance is not yet available. The Class N shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B, Class C and Class I shares will be substantially similar to those of the Class N shares shown in the chart below because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.

Class A, B and C share sale loads are not reflected in the chart below. If sales loads were reflected, the Fund's returns would be less than those shown. Class I has no sales loads.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                23.69% (4Q98)     -14.91% (3Q90)

CHART

'1989'                                                                           30.45
------                                                                           -----
'1990'                                                                           -2.02
'1991'                                                                           44.37
'1992'                                                                            7.61
'1993'                                                                           15.51
'1994'                                                                            6.45
'1995'                                                                           29.07
'1996'                                                                           17.99
'1997'                                                                           20.07
'1998'                                                                           27.15

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's Class N average annual returns for the periods ended December 31, 1998, to a broad-based market benchmark.

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------
Growth Fund Class N Shares   27.15%   21.68%    19.87%     18.96%
S&P 500*                     28.57%   28.23%    24.06%     19.21%

---------------

* The Standard and Poor's 500 Stock Index generally represents broad larger capitalization equity market performance; expenses are not included.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. Fees paid directly from your investment.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   5.75%      None      None      None
Maximum Deferred Sales Charge (Load) (as %
  of redemption proceeds).................    None(1)  5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions......    None      None      None      None
Redemption Fee(2) (as % of amount
  redeemed)
  Shares held less than 180 days..........    None      None      None     1.00%
  Shares held more than 180 days..........    None      None      None      None
Exchange Fee..............................    None      None      None      None

---------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% during the first year and 0.50% during the second year. For more information about the Large Order NAV Purchase Privilege see "Choosing a Share Class--Special Features" below.

(2) The redemption fee will be retained by the Fund. The redemption fee is designed to discourage short-term trading. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, distribution services, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Management Fee............................    .75%      .75%      .75%      .75%
Distribution (12b-1) and/or Service
  Fees....................................    .25%     1.00%     1.00%(1)   None
Other Expenses............................    .09%      .09%      .09%      .09%
                                             -----     -----     -----     -----
  Total Annual Fund Operating Expenses....   1.09%     1.84%     1.84%      .84%

---------------

(1) Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of those periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

                       CLASS A   CLASS B(1)   CLASS B(2)   CLASS C(1)   CLASS C(2)   CLASS I
                       -------   ----------   ----------   ----------   ----------   -------
1 Year...............  $  112      $  704       $  189       $  292       $  189     $   86
3 Years..............     348         913          584          584          584        269
5 Years..............     604       1,237        1,004        1,004        1,004        468
10 Years.............   1,334       2,173        2,173        2,173        2,173      1,040

---------------

(1)    Assuming redemption.

(2)    Assuming no redemption.

WILLIAM BLAIR VALUE DISCOVERY FUND                                       SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Value Discovery Fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of the equity securities [(includes common stocks and other equity investments)] of small companies that the Adviser believes offer a long-term investment value. In implementing its value discipline, the Adviser evaluates the extent to which a company meets the following criteria: (a) whether the company's current market value reflects a material discount from the Adviser's estimate of the company's value, (b) whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon, (c) whether the company has a capable and skilled management team, (d) whether the company has a relatively strong capital structure, and (e) whether there is a likelihood that the company will undergo a positive corporate change within a three-year investment horizon. The weight that the Adviser gives to each of the investment criteria depends upon the circumstances, and some of the Fund's investments will not meet all of the criteria.

MAIN RISKS OF INVESTING: Since the Fund invests most of its assets in equity securities, the primary risk is that the value of the securities it holds might decrease in response to the activities of an individual company or general economic and market conditions. If this occurs, the Fund's net asset value may also decrease. The securities of smaller companies may be more volatile and more speculative than the securities of larger, more established issuers, which may cause the Fund's share price to be more volatile. In addition, small companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the calendar years since the Fund started. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class A, Class B, Class C and Class I shares are new Classes of the Fund for which performance is not yet available. The Class N shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B, Class C and Class I shares will be substantially similar to those of the Class N shares shown in the chart because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.

Class A, B and C share sale loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. Class I has no sales loads.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                26.58% (3Q97)     -17.59% (3Q98)

                                  [BAR GRAPH]

'1997'                                                                           33.46
'1998'                                                                           0.66

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's Class N average annual returns for the periods ended December 31, 1998, indicated to a broad-based securities market index.

                                       1 YEAR   LIFE OF FUND**
                                       ------   --------------
Value Discovery Fund Class N
  Shares.............................   0.66%      15.91%
Russell 2000 Index*..................  -2.55         9.20

---------------

* The Russell 2000 Index is a composite of the smallest 2000 stocks of the Russell 3000 Index, which consists of the largest 3000 stocks in the U.S. market as determined by market capitalization; expenses are not included.

**   The Fund's inception was December 23, 1996.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. Fees paid directly from your investment.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   5.75%      None      None      None
Maximum Deferred Sales Charge (Load) (as %
  of redemption proceeds).................    None(1)  5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions......    None      None      None      None
Redemption Fee(2) (as % of amount
  redeemed)
  Shares held less than 180 days..........    None      None      None     1.00%
  Shares held more than 180 days..........    None      None      None      None
Exchange Fee..............................    None      None      None      None

---------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% during the first year and 0.50% during the second year. For more information about the Large Order NAV Purchase Privilege see "Choosing a Share Class--Special Features" below.

(2) The redemption fee will be retained by the Fund. The redemption fee is designed to discourage short-term trading. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Management Fee............................   1.15%     1.15%     1.15%     1.15%
Distribution (12b-1) and/or Service
  Fees....................................    .25      1.00      1.00(1)   None
Other Expenses............................    .37       .37       .37       .37
                                             ----      ----      ----      ----
  Total Annual Fund Operating Expenses....   1.77      2.52      2.52      1.52(2)
  Adviser's Expense Waiver................    .13       .13       .13       .13
                                             ----      ----      ----      ----
     Net Expenses (with waiver)...........   1.64      2.39      2.39      1.39

---------------

(1) Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) The Adviser has entered an agreement with the Fund to cap the expenses for the Fund's Class I shares at 1.39% until at least April 30, 2000. For the Fund's Class A, B and C shares, the expenses will be capped at 1.39% plus any distribution and/or shareholder service fees.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund; redeem all of your shares at the end of those periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

                       CLASS A   CLASS B(1)   CLASS B(2)   CLASS C(1)   CLASS C(2)   CLASS I
                       -------   ----------   ----------   ----------   ----------   -------
1 Year...............  $  181      $  770       $  258       $  361       $  258     $  156
3 Years..............     562       1,116          794          794          794        484
5 Years..............     967       1,581        1,355        1,355        1,355        835
10 Years.............   2,098       2,883        2,883        2,883        2,883      1,823

---------------

(1)    Assuming redemption.

(2) Assuming no redemption; with the expense cap, the Fund's operation expenses would be as follows:
     1 Year: $168, $758, $245, $348, $245, and $142 for Class A, B, B (no
redemption), C, C (no redemption) and I, respectively; 3 Years: $521, $1,077,
     $754, $754, $754, and $443 for Class A, B, B (no redemption), C, C (no redemption) and I, respectively; 5 Years: $898, $1,516, $1,289, $1,289, $1,289, and $765 for Class A, B, B (no redemption), C, C (no redemption) and I, respectively; 10 Years: $1,956, $2,751, $2,751, $2,751, $2,751, and
     $1, 677 for Class A, B, B (no redemption), C, C (no redemption) and I, respectively.

WILLIAM BLAIR INTERNATIONAL GROWTH FUND                                  SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair International Growth Fund seeks long-term capital appreciation through investment in well-managed, quality growth companies.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of common stocks of foreign companies of all sizes. In choosing investments, the Adviser performs fundamental company analysis. The Adviser generally seeks common stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. Following stock selection, country selection and industry allocation are the next most important investment criteria. The Adviser will vary the geographic diversification and types of securities in which the Fund invests based upon its continuous evaluation of economic, market and political trends throughout the world. The Adviser normally will allocate the Fund's investments among at least six different countries. Normally, the Fund's investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. However, selective investments may also be made in Latin America and in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

MAIN RISKS OF INVESTING: Because the Fund invests most of its assets in common stocks, the primary risk is that the value of the stocks it holds might decrease in response to the activities of those companies or market and economic conditions. If this occurs, the Fund's net asset value may also decrease. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards, and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund's investments. In addition, the Fund may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each calendar year since the Fund started. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class A, Class B, Class C and Class I shares are new Classes of the Fund for which performance is not yet available. The Class N shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B, Class C and Class I shares will be substantially similar to those of the Class N shares shown in the chart because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.

Class A, B and C share sale loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. Class I has no sales loads.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                17.43% (1Q98)     -16.70% (3Q98)

                                  [BAR GRAPH]

'1993'                                                                           33.65
'1994'                                                                           -0.04
'1995'                                                                            7.22
'1996'                                                                           10.20
'1997'                                                                            8.39
'1998'                                                                           11.46

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's Class N average annual total returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                       1 YEAR   3 YEARS   5 YEARS   LIFE OF FUND**
                                       ------   -------   -------   --------------
International Growth Fund Class N
  Shares.............................  11.46%    10.01%    7.37%        11.10%
MSCI AC WLDF EX U.S..................  14.46%     7.61%    7.87%        10.91%

---------------

* The Morgan Stanley Capital International All Country World (Free) except U.S. Index includes developed and emerging markets and reduces the Japanese portion, making it comparable to the International Growth Fund in terms of investment approach; expenses are not included in the index.

**    The Fund's inception was October 1, 1992.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. Fees paid directly from your investment.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......  5.75%      None      None      None
Maximum Deferred Sales Charge (Load) (as %
  of redemption proceeds).................   None(1)  5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions......   None      None      None      None
Redemption Fee(2) (as % of amount
  redeemed)
  Shares held less than 180 days..........   None      None      None     1.00%
  Shares held more than 180 days..........   None      None      None      None
Exchange Fee..............................   None      None      None      None

---------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% during the first year and 0.50% during the second year. For more information about the Large Order NAV Purchase Privilege see "Choosing a Share Class--Special Features" below.

(2) The redemption fee will be retained by the Fund. The redemption fee is designed to discourage short-term trading. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Management Fee............................   1.10%     1.10%     1.10%     1.10%
Distribution (12b-1) and/or Service
  Fees....................................    .25%     1.00%     1.00%(1)   None
Other Expenses............................    .26%      .26%      .26%      .26%
                                             -----     -----     -----     -----
  Total Annual Fund Operating Expenses....   1.61%     2.36%     2.36%     1.36%

---------------

(1) Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of those periods shown, earn a 5% return each year and incur the same operating expenses as those shown above:

                       CLASS A   CLASS B(1)   CLASS B(2)   CLASS C(1)   CLASS C(2)   CLASS I
                       -------   ----------   ----------   ----------   ----------   -------
1 Year...............  $  165      $  755       $  242       $  344       $  242     $  139
3 Years..............     512       1,068          745          745          745        433
5 Years..............     882       1,501        1,274        1,274        1,274        749
10 Years.............   1,923       2,720        2,720        2,720        2,720      1,643

---------------

(1)    Assuming redemption.

(2)    Assuming no redemption.

WILLIAM BLAIR EMERGING MARKETS GROWTH FUND                               SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Emerging Markets Growth Fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of equity securities [(includes common stocks and other forms of equity investments)] issued by companies in emerging markets. In choosing investments, the Adviser first analyzes individual companies. The Adviser generally seeks well-managed companies with superior business fundamentals, including global leadership in product quality or cost competitiveness, dominant or improving market position within a growing local or regional economy, and sustainable above-average and/or increasing returns on invested capital. Following stock selection, the Adviser allocates investments based upon its analysis of the economic strength of various countries and industries. The Adviser normally will allocate the Fund's investments among at least six different countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

MAIN RISKS OF INVESTING: Because the Fund invests most of its assets in equity securities of companies, the primary risk is that value of the securities it holds might decrease in response to the activities of those companies or markets and economic conditions. If this occurs, the Fund's net asset value may also decrease. Foreign investments often involve additional risks, such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks may be greatly increased in emerging market countries because the securities in emerging markets may be subject to greater volatility and less liquidity than companies in more developed markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund's investments. The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund's assets denominated in such currencies. Many emerging markets have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries. The Fund also may invest in the securities of small companies, which may be more volatile and less liquid than securities of large companies. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The bar chart and table showing the Fund's annual return has been omitted because the Fund does not have annual returns for a full calendar year.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. Fees paid directly from your investment.

                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..........  5.75%      None      None      None
Maximum Deferred Sales Charge (Load) (as % of
  redemption proceeds)........................   None(1)  5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions..........   None      None      None      None
Redemption Fee(2) (as % of amount redeemed)
  Shares held less than 180 days..............   None      None      None     1.00%
  Shares held more than 180 days..............   None      None      None      None
Exchange Fee..................................   None      None      None      None

---------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% during the first year and 0.50% during the second year. For more information about the Large Order NAV Purchase Privilege see "Choosing a Share Class--Special Features" below.

(2) The redemption fee will be retained by the Fund. The redemption fee is designed to discourage short-term trading. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                               CLASS A   CLASS B   CLASS C   CLASS I
                                               -------   -------   -------   -------
Management Fee...............................   1.40%     1.40%     1.40%     1.40%
Distribution (12b-1) and/or Service Fees.....    .25%     1.00%     1.00%(1)   None
Other Expenses...............................   4.95%     4.95%     4.95%     4.95%
                                                -----     -----     -----     -----
  Total Annual Fund Operating Expenses
     (without waiver)(2).....................   6.60%     7.35%     7.35%     6.35%
  Adviser's Expense Waiver...................   4.60%     4.60%     4.60%     4.60%
                                                -----     -----     -----     -----
     Net Expenses (with waiver)..............   2.00%     2.75%     2.75%     1.75%

---------------

(1) Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(2) Due to the Adviser voluntarily waiving fees and absorbing expenses, the actual total expenses for the Fund's Class I shares were 2.25% (annualized) during 1998. The Adviser has entered into an agreement with the Fund to cap the expenses for the Fund's Class I shares at 1.75% at least until April 30, 2000. For the Fund's Class A, B and C shares, the expenses will be capped at 1.75% plus any distribution and/or shareholder service fees.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of those periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

                         CLASS A   CLASS B(1)   CLASS B(2)   CLASS C(1)   CLASS C(2)   CLASS I
                         -------   ----------   ----------   ----------   ----------   -------
1 Year.................  $  677      $1,241       $  753       $  851       $  753     $  651
3 Years................   1,994       2,481        2,203        2,203        2,203      1,923
5 Years................   3,265       3,757        3,581        3,581        3,581      3,158
10 Years...............   6,252       6,730        6,730        6,730        6,730      6,084

---------------

(1)    Assumes redemption.

(2) Assumes no redemption; with the expense cap, the Fund's operating expenses would be as follows:

     1 Year: $205, $793, $282, $384, $282, and $179 for Class A, B, B (no
       redemption), C, C (no redemption) and I, respectively; 3 Years: $633, $1,184, $864, $864, $864, and $556 for Class A, B, B (no redemption), C,
       C (no redemption) and I, respectively; 5 Years: $1,087, $1,695, $1,472, $1,472, $1,472, and $956 for Class A, B, B (no redemption), C, C (no redemption) and I, respectively; 10 Years: $2,345, $3,112, $3,112, $3,112, $3,112, and $2,076 for Class A, B, B (no redemption), C, C (no redemption) and I, respectively.

WILLIAM BLAIR INCOME FUND                                                SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Income Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing primarily in a diversified portfolio of high-grade, intermediate-term debt securities.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of intermediate-term income-producing securities, including government securities, U.S. dollar-denominated corporate bonds and notes, collateralized obligations and money market instruments that are rated in one of the top three categories. The Fund's investments are subject to certain maturity and duration restrictions, by which the Fund seeks to approximate the total returns of an intermediate-term debt index while also providing investors with the additional security of shorter-term obligations. The Adviser continually considers the Fund's exposure to interest rate risk.

MAIN RISKS OF INVESTING: The primary risk of investing in the Fund is interest rate risk. The yield paid by the Fund will vary with changes in interest rates. As noted above, changes in interest rates may cause changes in the Fund's yield, net asset value and total return. Investments with longer maturities, which typically provide higher yield than securities with shorter maturities, may subject the Fund to increased price changes resulting from market yield fluctuations. The Fund is also subject to credit risk. The Fund's net asset value and total return may be adversely affected by the inability of the issuers of the Fund's securities to make payment at maturity. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's returns will vary, and you could lose money by investing in the Fund.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class A, Class B, Class C and Class I shares are new Classes of the Fund for which performance is not yet available. The Class N shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B, Class C and Class I shares will be substantially similar to those of the Class N shares shown in the chart below because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.

Class A, B and C share sale loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. Class I has no sales loads.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                5.44% (4Q91)      -1.30% (4Q92)

                                  [BAR GRAPH]

'1991'                                                                           16.47
'1992'                                                                            7.17
'1993'                                                                            7.82
'1994'                                                                           -0.74
'1995'                                                                           14.37
'1996'                                                                            3.07
'1997'                                                                            8.03
'1998'                                                                            7.07

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                                     1 YEAR   3 YEARS   5 YEARS   LIFE OF FUND**
                                                     ------   -------   -------   --------------
Income Fund Class N Shares.........................  7.07%     6.00%     6.22%        7.90%
Lehman Intermediate Gov't/Corp. Index*.............  8.44%     6.77%     6.60%        8.19%

---------------

* The Lehman Intermediate Government/Corporate Index represents broad intermediate government/corporate bond market performance; expenses are not included.

**    The Fund's inception was September 25, 1990.

YIELD: You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES. Fees paid directly from your investment.

                                            CLASS A   CLASS B   CLASS C   CLASS I
                                            -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   5.75%      None      None      None
Maximum Deferred Sales Charge (Load) (as %
  of redemption proceeds).................    None(1)  5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions......    None      None      None      None
Redemption Fee(2)(as % of amount redeemed)
  Shares held less than 180 days..........    None      None      None     1.00%
  Shares held more than 180 days..........    None      None      None      None
Exchange Fee..............................    None      None      None      None

---------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of .25% during the first year. For more information about the Large Order NAV Purchase Privilege see "Choosing a Share Class--Special Features" below.

(2) The redemption fee will be retained by the Fund. The redemption fee is designed to discourage short-term trading. The Fund discourages short-term investments in the Fund because they have a negative impact on remaining shareholders.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                -------   -------   -------   -------
Management Fee................................    .59%      .59%      .59%     .59%
Distribution (12b-1) and/or Service Fees......    .25%     1.00%     1.00%(1)  None
Other Expenses................................    .12%      .12%      .12%     .12%
                                                  ---      ----      ----      ----
  Total Annual Fund Operating Expenses........    .96%     1.71%     1.71%     .71%

---------------

(1) Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of those periods shown, earn a 5% return each year and incur the same operating expenses as shown above:

                       CLASS A   CLASS B(1)   CLASS B(2)   CLASS C(1)   CLASS C(2)   CLASS I
                       -------   ----------   ----------   ----------   ----------   -------
1 Year...............  $   98      $  382       $  175       $  279       $  175      $ 73
3 Years..............     307         543          543          543          543       228
5 Years..............     533         935          935          935          935       396
10 Years.............   1,182       2,032        2,032        2,032        2,032       885

---------------

(1)    Assumes redemption.

(2)    Assumes no redemption.

WILLIAM BLAIR READY RESERVES FUND                                        SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The William Blair Ready Reserves Fund seeks to obtain the maximum current income consistent with preservation of capital by investing exclusively in high-quality money market instruments.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic corporations; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high-quality, which means that they are rated in the top 2 categories. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund is designed to be highly liquid and seeks to maintain a net asset value of $1.00 per share. The Fund is designed for investors who seek to obtain the maximum current income consistent with the preservation of capital.

MAIN RISKS OF INVESTING: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. As with any money market fund, there is a low risk that the issuers or guarantors of securities will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Of course, the skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                              HIGHEST QUARTERLY  LOWEST QUARTERLY
                                                                   RETURN             RETURN
                                                              -----------------  ----------------
                                                                9.02% (2Q89)       2.55% (2Q93)

                                  [BAR GRAPH]


'1989'                                                                           8.86
'1990'                                                                           7.81
'1991'                                                                           5.64
'1992'                                                                           3.32
'1993'                                                                           2.64
'1994'                                                                           3.67
'1995'                                                                           5.45
'1996'                                                                           4.81
'1997'                                                                           5.04
'1998'                                                                           4.98

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                            ------   -------   -------   ---------
Ready Reserves Fund.......................   4.98%    4.96%     4.77%      5.22%
S&P-rated AAA*............................   4.97%    4.95%     4.75%      5.20%

---------------

* The Standard and Poor's-rated AAA Money Market Funds Index is a unmanaged index that includes money market mutual funds rated AAA by Standard and Poor's. Expenses are not included.

YIELD: You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

SHAREHOLDER FEES are fees paid directly from your investment. William Blair Ready Reserves Fund Class N shares are no-load investments, so you will not pay any shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Management Fee..............................................        .59%(1)
Distribution (Rule 12b-1) Fee...............................        None(1)
Other Expenses..............................................        .10%
                                                                    ----
  Total Annual Fund Operating Expenses......................        .69%

---------------

(1) The Fund's Board of Directors has approved a shareholder solicitation regarding a proposed .35% distribution fee. If the proposal is passed, the Adviser will reduce the Management Fee by the same amount; therefore, the Fund's Total Annual Operating Expense would not be affected by the change. The proposal is scheduled to be voted upon by shareholders of record on October 1, 1999 at a meeting on November 30, 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $71      $221      $385       $861

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund is a series of William Blair Mutual Funds, Inc., an open-end management investment company. William Blair & Company, L.L.C. (the "Adviser") provides management and investment advisory services to the Funds.

The following section takes a closer look at the investment objectives of each Fund, its principal investment strategies and certain related investment risks. Each Fund's secondary strategies or investments are described in the Investment Glossary at the end of this prospectus. In addition, the Statement of Additional Information contains more detailed information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks.

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund are intended for long-term investors. In addition, the International Growth Fund and Emerging Markets Growth Fund are intended for investors who can accept the risks entailed in investing in foreign securities. Of course, there can be no assurance that a Fund will achieve its objective.

GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Growth Fund seeks long-term appreciation of capital by investing in well-managed companies in growing industries. The Fund invests primarily in a diversified portfolio of the common stocks and equity-related securities of domestic companies.

INVESTMENT PROCESS

The Adviser researches the market for companies that have grown more rapidly than the gross national product from one business cycle to the next. The Fund may invest in cyclical industries when the Adviser deems them to be at or near the bottom of their business cycle and expects a multi-year period of sustained growth. The Adviser seeks growth opportunities by investing in the following classes of companies in varying proportions:

       LARGE, high quality, seasoned growth companies that have demonstrated sustained growth over a long period of time;

       MEDIUM-sized companies of recognized investment quality whose records of sales and earnings growth are not as well established; and

       SMALL, emerging, rapid-growth companies that have had especially vigorous growth in revenues and earnings.

The Adviser will invest in companies that it believes are well-managed considering some or all of the following investment criteria:

       A LEADER IN THE FIELD. The company should be, or clearly have the expectation of becoming, a significant provider in the primary markets it serves.

       UNIQUE OR SPECIALTY COMPANY. The company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors. This may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position.

       QUALITY PRODUCTS OR SERVICES. The company's products or services should be regarded as being of superior quality, which should enable the company to obtain a premium price and to command greater customer loyalty.

       MARKETING CAPABILITY. The company should have a distinctive capability in sales, service or distribution.

       VALUE TO CUSTOMER. The prices of the company's products or services should be based upon their value to the customer, rather than their production cost.

       RETURN ON EQUITY. The company should have achieved, or have the potential to achieve, an above-average return on equity through efficient use of assets and adequate margins, rather than excessive financial leverage. Such companies should be able to finance most or all of their growth internally and translate revenue and income growth into rising per share earnings and dividends.

       CONSERVATIVE FINANCIAL POLICIES AND ACCOUNTING PRACTICES. The company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices.

PORTFOLIO SECURITIES

The Fund invests primarily in a diversified portfolio of the common stocks of domestic companies and related equity securities. To a limited extent, the Fund may invest in depository receipts, illiquid securities, investment companies, when-issued and delayed delivery securities and repurchase agreements which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund may invest to a limited extent in warrants, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Growth Fund is co-managed by Rocky Barber and Mark A. Fuller, III.

Rocky Barber, a principal of William Blair & Company, L.L.C., has co-managed the Fund since 1992. He joined William Blair in 1986 as a portfolio manager and manager of the Investment Management Department. In addition to his management responsibilities, he is a member of the department's Growth team. Previously, he was an equity and fixed-income manager with Alliance Capital Management for nine years and president of the Alliance Capital Bond Fund, a group of fixed-income mutual funds. Rocky is Chief Executive Officer of William Blair Mutual Funds, Inc. and a past Chairman of the Board of Trustees of the Stanford Business School Trust. He currently serves on the Board of the LaRabida Children's Hospital Foundation and is a member of the Investment Analysts Society of Chicago. Education: B.A., M.S. and M.B.A., Stanford University; and CFA.

Mark A. Fuller, III, a principal of William Blair & Company, L.L.C., has co-managed the Fund since 1992. He has been with William Blair since 1983. He began his career in Institutional Sales, developing long-standing relationships with each of the firm's research analysts. He is a portfolio manager for numerous accounts and is a member of the department's Small Cap and Aggressive Growth teams. Prior to joining William Blair, he was a sales representative with IBM Corporation. Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

VALUE DISCOVERY FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Value Discovery Fund's objective is to seek long-term capital appreciation. The Fund pursues its objective by investing with a value discipline primarily in a diversified portfolio of the equity securities of small companies.

INVESTMENT PROCESS

In selecting companies for investment, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some Fund holdings may not meet all of the following criteria, which are described more fully in the Statement of Additional Information:

       MATERIAL PRICE/VALUE DISPARITY--whether the company's current market value reflects a material discount from the Adviser's estimate of the company's intrinsic value.

       PROBABLE EXPANSION IN PROFITABILITY--whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon.

       SKILLED AND COMMITTED MANAGEMENT--whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution.

       STRONG CAPITAL STRUCTURE--whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

       POSITIVE CATALYST--the likelihood that the company will undergo a positive corporate change within a three-year investment horizon.

PORTFOLIO SECURITIES

Generally, most of the Fund's assets will be invested in the common stocks of small companies. The Fund may also hold debentures and preferred stocks if they are convertible into common stocks that meet the Fund's investment criteria. The Fund may invest up to 15% of its net assets in foreign securities, which may include American Depository Receipts or substantially similar investments; however, the Fund may invest only up to 5% of its net assets directly in foreign securities. To a limited extent, the Fund may invest in depository receipts, foreign securities, illiquid securities, investment companies, real estate investment trusts, repurchase agreements and when-issued and delayed delivery securities which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund may invest to a limited extent in warrants and futures, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Value Discovery Fund is co-managed by Glen A. Kleczka, David S. Mitchell and Capucine E. Price.

Glen Kleczka joined William Blair's Investment Management Services in 1996 to lead the Fund's portfolio management team. For the previous 7 years, he was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. and co-managed the Post-Venture Fund, whose assets totaled more than $900 million. Glen was also a member of the Private Markets Committee which approved all venture capital and partnership investments. Previously, he spent two years at CNA Financial Corp. as a manager of their Variable Annuity Trust equity portfolio. While at the University of Wisconsin he was a participant at the Center for Applied Security Analysis, a nationally recognized investment management program. He is a member of the Investment Analyst Society of Chicago.
Education: B.S., Marquette University; M.B.A., University of Wisconsin.

David Mitchell joined William Blair in 1996 as a portfolio manager for the Fund. In 1996, he was a partner in the U.S. Equity group of Brinson Partners, Inc. and a member of the Post-Venture Fund management team, whose assets totaled more than $900 million. Prior to joining Brinson, he spent four years as a co-manager of Thomas Paine Investors, L.P., a private small-cap fund. Before joining Thomas Paine, he was a Senior Equity Analyst on NBD's small-cap Woodward Opportunity Fund and with Connecticut National Bank as an equity analyst and portfolio manager. Prior to graduate studies he worked as an equity trader and a money market portfolio manager. Education: B.A., Knox College; M.M., Northwestern University.

Capucine "Cappy" Price joined William Blair in 1996 as a portfolio manager for the Fund. For the previous 3 years, she was a partner in the Private Markets and U.S. Equity groups of Brinson Partners, Inc. and a member of the Post-Venture Fund management team, whose assets totaled more than $900 million. Previously, she was an equity analyst for the First National Bank of Chicago. While attending Northwestern University she was a participant in First Chicago's First Scholar program. Education: B.A., University of Michigan; M.A., University of Chicago; M.M., Northwestern University.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The International Growth Fund seeks long-term capital appreciation through investment in well-managed, quality growth companies. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending on the allocation of the investments.

INVESTMENT PROCESS

Stock Selection. In selecting companies for investment, fundamental company analysis and stock selection are the Adviser's primary investment criteria. The Adviser seeks companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

Country Allocation. In pursuing the Fund's investment objective, the Adviser will vary the geographic diversification and types of securities based upon the Adviser's continuous evaluation of economic, market and political trends throughout the world. The investment of the Fund's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire Fund. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. Normally, the Fund's investments will be spread throughout the world (excluding the United States). The Adviser intends to maintain approximately 10 to 20 percent of the Fund's assets in emerging markets, although that allocation will vary over time. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets (at least 50%) located in and/or derive a significant amount of their revenues (at least 50%) from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Adviser will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development.

PORTFOLIO SECURITIES

The Fund's assets normally will be allocated among not fewer than six different countries and will not concentrate investments in any particular industry. However, the Fund may have more than 25% of its assets invested in any major industrial or developed country. No more than 50% of the Fund's equity securities may be invested in securities of issuers of any one country at any given time.

The Fund ordinarily will invest at least 80% of its total assets in a diversified portfolio of common stocks with above-average growth, profitability and quality characteristics, issued by companies domiciled outside the U.S., and in securities convertible into, exchangeable for or having the right to buy such common stocks. For liquidity purposes, up to 20% of the Fund's assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements, and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The Fund does not have specific rating requirements for its short-term securities; however, the Adviser presently does not intend to invest more than 5% of the Fund's net assets in securities rated lower than investment grade.

The Fund may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the Fund may also invest in depository receipts, foreign currency futures, forward foreign currency transactions, illiquid securities, investment companies, repurchase agreements and when-issued and delayed-delivery securities, which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification, and portfolio turnover. The Fund may invest to a very limited extent in warrants, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The International Growth Fund is managed by W. George Greig.

W. George Greig, a principal of William Blair & Company, L.L.C., has managed the Fund since 1996 when he joined the Investment Management Department as an international portfolio manager. He headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and, prior to that, he was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The investment objective of the Emerging Markets Growth Fund is long-term capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of equity securities issued by companies in emerging economies worldwide.

INVESTMENT PROCESS

The Adviser seeks well-managed, high quality growth companies. Such companies will generally exhibit superior business fundamentals, including one or more of the following characteristics:

       REGIONAL LEADERSHIP in product quality or cost competitiveness;

       DOMINANT OR IMPROVING MARKET POSITION, generally associated with a competitive advantage in distribution, pricing or business franchise, within a growing local or regional economy; and

       SUSTAINABLE ABOVE-AVERAGE AND/OR INCREASING RETURNS on invested capital generated from the efficient utilization of assets, increasing profit margins or sound financial management, including improvements that may arise from the process of privatization or restructuring of corporate assets.

The research approach used in stock selection will focus intensively on the soundness of corporate management, taking into account management's orientation toward outside shareholders, incentives and ability to execute successful strategies, commitment to transparent and conservative financial reporting policies, and general integrity. Current income is not an investment objective, although it is anticipated that capital appreciation will normally be accompanied by modest investment income, which may vary depending upon the allocation of the investments.

In pursuing the Fund's investment objective, the Adviser will vary the Fund's geographic diversification and types of securities based upon the Adviser's continuous evaluation of economic, market and political trends throughout the world. The investment of the Fund's assets in various international securities markets tends to decrease the degree to which events in any one country can affect the entire Fund. In making decisions regarding the country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. In addition, the Adviser will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development.

PORTFOLIO SECURITIES

The Fund pursues its objective by investing primarily in equity securities issued by emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets (at least 50%) located in and/or derive a significant amount of their revenues (at least 50%) from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

The Fund normally will allocate its investments among not less than six different countries and will not concentrate investments in any particular industry. No more than 50% of the Fund's equity securities will be invested in securities of issuers in one country at any given time.

The Fund ordinarily will invest at least 65% of its total assets in equity securities issued by emerging market companies. Equity securities include securities convertible into, exchangeable for or having the right to buy common stocks. For liquidity purposes, up to 35% of the Fund's assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities, such as repurchase agreements, and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper and short-term corporate debt securities. The Fund does not have specific rating requirements for its short-term securities; however, the Adviser presently does not intend to invest more than 5% of the Fund's net assets in securities rated below investment grade.

The Fund may enter into forward foreign currency transactions in an effort to protect against changes in foreign exchange rates. To a limited extent, the Fund may also invest in depository receipts, foreign currency futures, illiquid securities, investment companies, repurchase agreements and when-issued and delayed delivery securities which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. The Fund intends to invest to a very limited extent in warrants, which are described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Emerging Markets Growth Fund is co-managed by W. George Greig and Jeffrey A. Urbina.

W. George Greig, a principal of William Blair & Company, L.L.C., has co-managed the Fund since its inception in 1998. He joined the Investment Management Department in 1996 as an international portfolio manager. He headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and, prior to that, he was a founding partner of Pilgrim Baxter & Associates, where he was an analyst, research director and portfolio manager for over ten years. He also served as chief investment officer of Framlington Group plc during its association with Pilgrim Baxter and founded and managed a joint venture between the two firms. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Jeffrey A. Urbina joined William Blair & Company, L.L.C. in 1996 and has co-managed the Fund since its inception in 1998. In addition to the Emerging Market Growth Fund, he is responsible for emerging market research for the William Blair International Growth Fund. From 1991 to 1996, Mr. Urbina was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed in Luxembourg. During his five years at Van Kampen American Capital, he also served as Director of Fixed Income Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, Mr. Urbina spent ten years at Citicorp in various capacities, including as a Vice President in the commercial real estate group in Chicago and as a commercial lending officer in the bank's Denver office. Mr. Urbina began his banking career at Harris Bank in Chicago, where he was an International Banking Officer.
Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

INCOME FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Income Fund pursues its investment objective of providing investors with as high a level of current income as is consistent with preservation of capital by investing primarily in a diversified portfolio of high-grade intermediate-term debt securities.

INVESTMENT PROCESS

The Adviser seeks to outperform the total return of an index of broad intermediate-term government and corporate high-grade debt through an actively managed diversified portfolio of debt securities. The Adviser's investment philosophy emphasizes shifts in the Fund's portfolio among various sectors of the debt market, subject to the Fund's credit quality constraints for its portfolio. The Adviser also actively manages the Fund based upon the average duration and yield to maturity of the Fund's portfolio and the Adviser's perceived trends in interest rates.

PORTFOLIO SECURITIES

As a matter of fundamental policy, under normal conditions at least 90% of the Fund's assets will be invested in the following:

       U.S. DOLLAR-DENOMINATED CORPORATE DEBT SECURITIES (domestic or foreign) with long-term ratings of "A-" or better, or an equivalent rating, by at least one of the following four nationally recognized statistical rating organizations ("Rating Organizations"): Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Corporation;

       OBLIGATIONS OF OR GUARANTEED BY THE UNITED STATES GOVERNMENT, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and time of issuance and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, which differ in the degree of support provided by the U.S. Government. Although these securities are subject to the market risks resulting from fluctuation in interest rates, they will be paid in full if held to maturity;

       COLLATERALIZED OBLIGATIONS, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities. The Income Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated A- or better, or an equivalent rating, by one of the Rating Organizations; and

       COMMERCIAL PAPER obligations rated within the highest grade by one of the four Rating Organizations.

Up to 10% of the Fund's total assets may be invested in unrated debt securities, provided that the Adviser deems such securities to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least "A-" or its equivalent by one of the four Rating Organizations.

The anticipated dollar-weighted average maturity of the Fund is three to seven years. The anticipated weighted average modified duration for the Fund is two to five years, with a maximum duration on any instrument of eight years. The Adviser will not continue to hold a security whose duration has moved above eight years.

The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than by the instrument's stated final maturity. For example, a portfolio duration of five years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a maturity schedule by the Adviser based upon industry experience.

To a limited extent, the Fund may invest in illiquid securities, repurchase agreements and when-issued and delayed delivery securities, which are described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration, diversification and portfolio turnover. In addition, the Fund's policy regarding lending portfolio securities is described in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Income Fund is co-managed by Bentley Myer and James Kaplan.

Bentley Myer, a principal of William Blair & Company, L.L.C., has managed the Fund since 1992. He joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991, he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital, as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

James Kaplan, an associate of William Blair & Company, L.L.C., has co-managed the Fund since 1999. He joined the firm's Investment Management Services department in 1994 as a fixed-income portfolio manager. Prior to that, he was with First Union National Bank for twelve years. While at First Union, he completed their management training program in lending. His other responsibilities included trading fixed-income securities such as money markets, municipal bonds and mortgage-backed securities. He also assisted in the management of the bank's portfolio. Education: B.A., Washington & Lee University and C.F.A.

READY RESERVES FUND
--------------------------------------------------------------------------------
GOAL AND STRATEGY

The Ready Reserves Fund pursues its investment objective of obtaining the maximum current income consistent with preservation of capital by investing exclusively in high-quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the Fund will be achieved or that the net asset value of $1.00 per share of the Fund will be maintained.

PORTFOLIO SECURITIES AND INVESTMENT RISK

The Fund will invest exclusively in U.S. dollar-denominated money market instruments, including, but not limited to, those issued by:

       --      Corporations;

       --      The U.S. Government, its agencies and instrumentalities;

       --      U.S. and foreign banks;

       --      Municipalities;

       --      Foreign governments; and

       --      Multinational organizations, such as the World Bank.

The yield paid by the Ready Reserves Fund will vary with changes in interest rates. While the Fund seeks to maintain its $1.00 share price, there is no guarantee that it will be able to do so. The Fund has adopted certain investment policies designed to limit the market and financial risks of the Fund. The Fund complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which governs the maturity and credit quality of money market funds. The Fund may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Directors. However, the Fund may invest up to 5% of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Directors, has determined present minimal credit risks. Securities are deemed to be highest grade if they are rated high-quality by two Rating Organizations, or, if only rated by one Rating Organization, rated high-quality by that Rating Organization. For example, commercial paper rated "Duff 1 minus," "Fitch 1," "Prime 1" and "A-1" by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively, would be considered high quality. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, may provide higher yields. Further, the Fund may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B to the Statement of Additional Information.

To the extent the Fund invests in short-term U.S. dollar-denominated foreign money market instruments, investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation.

To a limited extent, the Fund may invest in repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration and diversification.

PORTFOLIO MANAGEMENT

The Ready Reserves Fund is co-managed by Bentley Myer and James Kaplan.

Bentley Myer, a principal with William Blair & Company, L.L.C., has managed the Fund since 1992. He joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that, Bentley was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago. Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

James Kaplan, an associate of William Blair & Company, L.L.C., has co-managed the Fund since 1999. He joined the firm's Investment Management Services department in 1994 as a fixed-income portfolio manager. Prior to that, he was with First Union National Bank for twelve years. While at First Union, he completed their management training program in lending. His other responsibilities included trading fixed-income securities such as money markets, municipal bonds and mortgage backed securities. He also assisted in the management of the bank's portfolio. Education: B.A., Washington & Lee University and C.F.A.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------
EQUITY FUNDS

General. Because the each equity fund invests substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund's share price may also decrease.

Smaller Stocks. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Value Discovery Fund and the Emerging Markets Growth Fund may invest in the equity securities of very small companies, often referred to as "micro-cap" companies. The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Country Allocation. The International Growth Fund and Emerging Markets Growth Fund seek to invest in companies and governments of countries having stable or improving political environments; however, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investments in these nations.

The risks of investing in securities of foreign issuers may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital and difficulty in obtaining and enforcing judgments against foreign entities. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in foreign securities generally is longer than for domestic securities.

These risks are typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

Emerging Markets. Investments in emerging markets companies are speculative and subject to special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of a Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The securities held by the International Growth Fund and the Emerging Markets Growth Fund usually will be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held in the Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

The Emerging Markets Growth Fund may invest in Russian securities. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic, social and legal systems, delays in settling Fund transactions and risk of loss arising out of Russia's system of share registration and custody. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Operating Expenses. The International Growth Fund and Emerging Markets Growth Fund are expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities, since expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. Similarly, brokerage commissions on purchases and sales of foreign securities are generally higher than on domestic securities. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see "Your Account--Taxes.")

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will employed only if, in the judgment of the Adviser, investments in a Fund's usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. Generally, the Growth Fund and Value Discovery Fund will remain fully invested, and the Adviser will not attempt to time the market. However, if a significant adverse market action is anticipated, investment-grade debt securities may be held without limit as a temporary defensive measure. Normally, the Funds do not purchase any stocks with a view to quick turnover for capital gains. For the International Growth Fund and Emerging Markets Growth Fund, the types of securities that might be acquired and held for defensive purposes could include fixed-income securities and securities issued by the U.S. or foreign governments as well as domestic or foreign money market instruments and non-convertible preferred stock, each of which would be of investment-grade. At such time as the Adviser determines that the Fund's defensive strategy is no longer warranted, the Fund will adjust its Fund back to its normal complement securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

INCOME FUND

Interest Rate Risk. The Income Fund's investments are subject to price fluctuations resulting from various factors, including rising or declining interest rates (interest rate risk). The value of the portfolio's investments

(other than an interest-only class of a collateralized obligation) tends to decrease when interest rates rise and tends to increase when interest rates fall. In addition, investments with longer maturities, which typically provide better yields, may subject the Fund to increased price changes resulting from market yield fluctuations.

Credit Risk. The value of the Fund's securities is subject to the ability of the issuers of such securities to make payment at maturity (credit risk). However, in the opinion of the Adviser, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which the Fund primarily will invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). Others are backed only by the credit of the issuer itself (such as obligations of the Student Loan Marketing Association). For a description of ratings, see Appendix B in the Statement of Additional Information.

Temporary Defensive Position. Generally the Fund will remain fully invested. However, the Fund for temporary defensive purposes may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. The Fund does not invest in equity securities.

                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
DIRECTORS, OFFICERS AND ADVISER. The Board of Directors of William Blair Mutual Funds, Inc. has overall management responsibility. The duties of the directors and officers of the Fund include supervising the business affairs of the Fund, monitoring investment activities and practices and considering and acting upon future plans for the Fund. The Statement of Additional Information has the names of and additional information about the directors and officers of the Fund. The Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Funds of the Fund, subject to the direction of the Board of Directors. The Adviser is also the principal underwriter and distributor of the Fund and acts as agent of the Fund in the sale of its shares (the "Distributor"). William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today, the firm has 150 principals and 750 employees. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the William Blair mutual funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages approximately $12 billion in equities, fixed-income securities and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over 30 portfolio managers, supported by over 40 analysts, with an exceptionally low turnover rate. William Blair portfolio managers generally average more than ten years with William Blair and more than two decades of experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each Fund pays the Adviser a monthly investment management fee. Fees paid for each Fund's most recently completed fiscal year are shown below:

                                                FEE AS A % OF
FUND                                          AVERAGE NET ASSETS
----                                          ------------------
Growth Fund                                          0.75%
Value Discovery Fund                                 1.15%
International Growth Fund                            1.10%
Emerging Markets Growth Fund                         1.40%
Income Fund                                          0.59%
Ready Reserves Fund                                  0.59%

CUSTODIAN. The Custodian is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, may serve as the Custodian for Individual Retirement Accounts ("IRAs").

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

YEAR 2000. A critical issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Fund is in the process of working with the Adviser and other service providers to assure that the Fund is prepared for the year 2000. The Fund has been assured by the Adviser and other service providers that they do not believe that the Fund will be materially adversely affected by year 2000. Nevertheless, the inability of the Adviser and other service providers to successfully address year 2000 issues could result in interruptions in the Fund's business and have a material adverse effect on the Fund's operations. Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the year 2000 problem, the Adviser is reviewing information regarding the year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, a Fund that deals with foreign service providers or invests in foreign securities will have difficulty determining the year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential year 2000 problems would not have a material adverse effect on the Fund.

PENDING CHANGES TO THE FUND. The Board of Directors of the Fund has approved a proxy solicitation of the shareholders of record as of October 1, 1999. The matters to be considered by all shareholders include the election of Board members, ratification of auditors, approval of changes in certain fundamental investment restrictions, including certain investment objectives, and approval of a Plan of Reorganization that would reorganize the Fund into a Delaware Business Trust. In addition, the Class N shareholders, including Class N shareholders of the Ready Reserve Fund, will be asked to approve a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The shareholder meeting is scheduled to be held on November 30, 1999.

                             CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
CLASS A SHARES              Offered at net asset value plus a maximum sales
                            charge of 5.75% (2.00% for the Income Fund) of the offering price, subject to a 0.25% shareholder services fee. Reduced sales charges apply to purchases of $50,000 or more.

CLASS B SHARES              Offered at net asset value without an initial sales
                            charge, but subject to a 0.75% Rule 12b-1 distribution fee, a 0.25% shareholder services fee under Rule 12b-1 and a contingent deferred sales charge that declines from 5.00% to zero on certain redemptions made within seven years of purchase (for the Income Fund, 2.00% to zero on certain redemptions made within two years of purchase) within three years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) at the end of the seventh year after purchase (third year for the Income Fund).

CLASS C SHARES              Offered at net asset value without an initial sales
                            charge, but subject to a 0.75% Rule 12b-1 distribution fee, a 0.25% shareholder services fee, and a 1.00% contingent deferred sales charge on redemptions made within one year of purchase. Class
                            C shares do not convert into another class.

CLASS I SHARES              Offered at net asset value without an initial sales
                            charge, Rule 12b-1 distribution fee or shareholder
                            services fee. Certain eligibility requirements
                            apply.
--------------------------------------------------------------------------------

When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares. Each class of shares represents interest in the same portfolio of investments of a Fund. The Ready Reserves Fund currently does not offer Class A, Class B, Class C or Class I shares. The Ready Reserves Fund offers Class N shares via this prospectus and each other Fund offers Class N shares through a separate prospectus. However, Class N shares, which are offered without a sales charge, are offered only to investors who acquire the shares directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within seven years might consider Class C shares. Investors who qualify for Class I shares will not pay sales charges. For more information about the three sales arrangements, consult your financial representative and the Statement of Additional Information. Financial services firms may receive different compensation depending upon which class of shares they sell.

RULE 12B-1 PLAN

William Blair Mutual Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that provides for fees payable to compensate the Distributor for distribution and other services provided to shareholders of Class B and Class C shares. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders of Class B and Class C shares may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although the Distributor believes that it is unlikely, in the case of Class B Shares, because of the automatic conversion feature of those shares. As noted previously, the Ready Reserves Fund Class N shareholders will be asked to approve a Distribution Plan under Rule 12b-1 at a shareholder meeting scheduled to be held on November 30, 1999.

SHAREHOLDER SERVICES AGREEMENT

Each Fund has entered into a Shareholder Services Agreement with the Distributor that provides for fees as an expense of the Class A, Class B and Class C shares that are used by the Distributor to pay for shareholder services provided to shareholders of these classes.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of William Blair Mutual Funds.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 12-month period under a written Letter of Intent ("Letter") provided by the Distributor. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned William Blair Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--LARGE ORDER NAV PURCHASE PRIVILEGE. Class A shares of a Fund may be purchased at net asset value by any purchaser provided that the amount invested in such Fund or other William Blair Mutual Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchase," "Letter of Intent" and "Discount" features described above (the "Large Order NAV Purchase Privilege").

EXCHANGE PRIVILEGE--GENERAL. Shareholders of Class A, Class B, Class C and Class I shares may exchange their shares for shares of the corresponding class of a Fund. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged is computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS A SHARES

PUBLIC OFFERING PRICE

Net asset value per share plus the following sales charge:

                                       EQUITY FUNDS
                                       SALES CHARGE              DEALER REALLOWANCE
                             ---------------------------------   ------------------
                               AS A % OF       AS A % OF NET         AS A % OF
AMOUNT OF PURCHASE           OFFERING PRICE   AMOUNT INVESTED*     OFFERING PRICE
------------------           --------------   ----------------   ------------------
$0--$49,999                       5.75%             6.10%               5.00%
$50,000--$99,999                  4.50%             4.71%               3.75%
$100,000--$249,999                3.50%             3.63%               2.75%
$250,000--$499,999                2.50%             2.56%               2.00%
$500,000--$999,999                2.00%             2.04%               1.75%
$1 million and over**             0.00%             0.00%               1.00%

---------------

*     Rounded to the nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

                                        INCOME FUND
                                       SALES CHARGE              DEALER REALLOWANCE
                             ---------------------------------   ------------------
                               AS A % OF       AS A % OF NET         AS A % OF
AMOUNT OF PURCHASE           OFFERING PRICE   AMOUNT INVESTED*     OFFERING PRICE
------------------           --------------   ----------------   ------------------
$0--$49,999                       2.00%             2.04%               1.75%
$50,000--$99,999                  2.00%             2.04%               1.75%
$100,000--$249,999                1.50%             1.52%               1.25%
$250,000--$499,999                1.50%             1.52%               1.25%
$500,000--$999,999                1.00%             1.01%               0.75%
$1 million and over**             0.00%             0.00%               0.50%

---------------

*     Rounded to the nearest one hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV PURCHASES

Class A shares of a Fund may be purchased at net asset value by:

- shareholders in connection with the investment or reinvestment of income dividends and capital gain distributions;

- a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan, provided in each case that such plan has not less than 200 eligible employees;

-    any purchaser with investment totals in the Funds of at least $1,000,000;

- in connection with the acquisition of the assets of or merger or consolidation with another investment company; and

- certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by the Distributor.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: for all Funds (except the Income Fund), 1.00% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase; for the Income Fund, 0.50% if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

- redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair IRA accounts);

- redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code; Section 72(t)(2)(A)(iv) prior to age 59 1/2;

- redemptions under a Fund's Systematic Withdrawal Plan at the maximum of 10% per year of the net asset value of the account;

- the redemption of shares of a shareholder (including a registered joint owner) who has died;

- redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

- redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan, provided in each case that such plan has not less than 200 eligible employees; and

- the redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the commission applicable to such Large Order NAV Purchase Privilege.

DISTRIBUTION (RULE 12b-1) FEE

None

SHAREHOLDER SERVICES FEE

0.25%

EXCHANGE PRIVILEGE

Class A shares of a Fund may be exchanged for the Class A shares of another Fund at their relative net asset values.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any William Blair Mutual Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The sales charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

EQUITY FUNDS:

YEAR OF REDEMPTION
AFTER PURCHASE:                    FIRST   SECOND   THIRD   FOURTH   FIFTH   SIXTH   SEVENTH
---------------                    -----   ------   -----   ------   -----   -----   -------
Contingent Deferred Sales Charge:  5.00%    4.00%   3.00%    3.00%   2.00%   1.00%    0.00%

INCOME FUND:

YEAR OF REDEMPTION
AFTER PURCHASE:                    FIRST   SECOND   THIRD   FOURTH   FIFTH   SIXTH   SEVENTH
------------------                 -----   ------   -----   ------   -----   -----   -------
Contingent Deferred Sales Charge:  2.00%    1.00%   0.00%    0.00%   0.00%   0.00%    0.00%

The contingent deferred sales charge will be waived in the event of:

- redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair IRA accounts);

- redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code; Section 72(t)(2)(A)(iv) prior to age 59 1/2;

- redemptions made pursuant to a Fund's Systematic Withdrawal Plan for up to 10% per year of the net asset value per year of the account;

- the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; and

- the redemption of shares of a shareholder (including a registered joint owner) who has died.

DISTRIBUTION (RULE 12b-1) FEE

0.75%

SHAREHOLDER SERVICES FEE

0.25%

CONVERSION FEATURE

Class B shares of a Fund will automatically convert to Class A shares of the same Fund at the end of the seventh year after purchase for equity funds and at the end of the third year after purchase for the Income Fund after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's account will be converted to Class A shares on a pro rata basis.

EXCHANGE PRIVILEGE

Class B shares of a Fund may be exchanged for Class B Shares of another Fund at their relative net asset values without a contingent deferred sales charge. However, for shares exchanged from the Income Fund into an equity fund, the shares will be treated according to the equity fund schedule based upon the date purchased into the Income Fund.

CLASS C SHARES

PUBLIC OFFERING PRICE

Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge of 1.00% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

- redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457;

- the redemption of shares of a shareholder (including a registered joint owner) who has died;

- the redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

- redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account;

- the redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to William Blair Mutual Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

- the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

DISTRIBUTION (RULE 12b-1) FEE

0.75%

SHAREHOLDER SERVICES FEE

0.25%

CONVERSION FEATURE

None

EXCHANGE PRIVILEGE

Class C shares of a Fund may be exchanged for the Class C shares of another Fund at their relative net sales values without a contingent deferred sales charge. However, for shares exchanged from the Income Fund into an equity fund, the shares will be treated according to the equity fund schedule based upon the date purchased into the Income Fund.

CLASS I SHARES

PUBLIC OFFERING PRICE

Net asset active without any sales change at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE

None

DISTRIBUTION (RULE 12B-1) FEE

None

SHAREHOLDER SERVICES FEE

None

EXCHANGE PRIVILEGE

Class I shares of a Fund may be exchanged for the Class I share of another Fund at their relative net asset value.

ELIGIBILITY

Class I shares are available for purchase exclusively by the following categories of institutional investors:

- Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with $500,000 or more invested in the William Blair Funds. Purchases may be aggregated but must be in an omnibus account;

- clients of William Blair & Company, L.L.C. with $2 million in aggregate assets under management with William Blair & Company, L.L.C.; and

- clients of William Blair & Company, L.L.C. who opened an equity or income fund account prior to September 30, 1999.

                                  YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

MINIMUM INVESTMENTS. To open an account, the minimum initial investment for regular accounts is $5,000, and the minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. To add to an account, the minimum subsequent investment is generally $1,000 for all accounts, except accounts holding shares of the Ready Reserves Fund, for which the subsequent minimum investment is $1. The Funds may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for directors, principals, officers or employees of the Funds or the Adviser.

PURCHASE PRICE. All Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof plus, with regard to Class A Shares of each Fund, an initial sales charge. For the Ready Reserves Fund, shares are sold at the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The net asset value per share of the Ready Reserves Fund normally will be $1.00. (For more information, see "Determination of Net Asset Value.") If you fail to pay for your order, you will be liable for any loss to the Funds and, if you are a current shareholder, the Funds may redeem some or all of your shares to cover such loss.

NOTE: All purchases made by check should be in U.S. dollars and made payable to William Blair Mutual Funds, Inc., or in the case of a retirement account, the custodian or trustee of such account. Third party checks will not be accepted. When purchases are made by check or periodic account investment, the Funds may delay sending redemption proceeds until they determine that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

RIGHT TO REJECT YOUR PURCHASE ORDER. The Fund reserves the right to decline your purchase order (including exchanges) upon receipt for any reason, including excessive, short-term (market-timing) or other abusive trading practices which may disrupt portfolio management strategies and harm fund performance. The Funds also reserve the right to delay delivery of redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash.

CLASS A, B AND C SHARES. You may open a new account and purchase additional shares by contacting the securities dealer or other financial services firm from whom you received the prospectus.

CLASS I SHARES. For those who are eligible to purchase Class I shares, you may open a new account and purchase additional shares by contacting the securities dealer or other financial services firm from whom you received this prospectus or you may purchase shares directly from the Company by mail, by wire or by telephone as described below.

CLASS N SHARES OF READY RESERVES FUND. The Class N shares of the Ready Reserves Fund offered herein are offered only to investors who acquire the shares directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to sell Class N shares. You may purchase shares by mail, by wire or by telephone as described below.

BY MAIL

OPENING AN ACCOUNT. To open a new account for Class I shares of the Funds by mail, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." Complete the account application and mail the completed application and the check to the Transfer Agent, State Street Bank and Trust Company ("State Street"), P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and completed application to the Distributor, William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To purchase additional Class I shares of the Funds, make out a check for the amount of your investment, payable to "William Blair Mutual Funds, Inc." Mail the check, together with a letter that specifies the portfolio name, the account number and the name(s) in which the account is registered, to State Street Bank and Trust Company, P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and letter to the Distributor, William Blair Mutual Funds, Inc. 222 West Adams Street, Chicago, Illinois 60606.

BY WIRE

OPENING AN ACCOUNT. For Class I shares of the Funds and Class N shares of the Ready Reserves Fund, first, call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

       State Street Bank and Trust Co.
       ABA # 011000028
       DDA # 99029340
       Attn: Custody & Shareholder Services
       225 Franklin Street
       Boston, Massachusetts 02110

Include the name of the portfolio in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by State Street and mail it to William Blair Mutual Funds, Inc., 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To add to your Class I share account or Ready Reserves Fund Class N share account by wire, instruct your bank to wire federal funds to:

       State Street Bank and Trust Co.
       ABA # 011000028
       DDA # 99029340
       Attn: Custody & Shareholder Services
       225 Franklin Street
       Boston, Massachusetts 02110

In your request, specify the portfolio name in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

BY TELEPHONE

OPENING AN ACCOUNT. See "By Wire."

ADDING TO AN ACCOUNT. Call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). Tell your account executive the portfolio name, your account number and the name(s) in which the account is registered. You may then pay for your new shares by mail or by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

CLASS A, B AND C SHARES. Contact your securities dealer or other financial services firm to arrange for share redemption.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to the Transfer Agent, State Street Bank and Trust Company, P.O. Box 8506, Boston, Massachusetts.

CLASS I SHARES. Contact your securities dealer or other financial services firm to arrange for share redemption or you may give instructions to redeem your shares directly to the Company by mail, by wire or by telephone, as described below.

CLASS N SHARES OF READY RESERVES FUND. Class N shareholders of the Ready Reserves Fund may redeem shares by mail, by wire or by telephone, as described below.

BY MAIL

To redeem Class I shares by mail, send a written redemption request signed by all account owners to State Street Bank and Trust Company, P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your redemption request signed by all account owners to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your brokerage account.

FOR ALL FUNDS, WRITTEN REDEMPTION REQUESTS MUST INCLUDE:

       -- a letter that contains your name, the Fund's name and the dollar amount or number of shares to be redeemed;

       -- any stock certificates endorsed, or accompanied by an endorsed stock power, to the order of the Fund; and

       -- any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by State Street or the Distributor.

BY WIRE

To redeem some or all of your Class I shares in any Funds or Class N shares of the Ready Reserves by wire, you may contact the Transfer Agent or the Distributor in the case of the Ready Reserves Fund, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application a voided, unsigned check or deposit slip for your bank account.

BY TELEPHONE

TO REDEEM SHARES BY TELEPHONE, YOU MUST HAVE ELECTED THIS OPTION ON YOUR ACCOUNT APPLICATION. For Class I shares, contact the Transfer Agent at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

For the Ready Reserves Fund, you may redeem some or all of your shares by telephone by calling your William Blair account executive. Amounts redeemed will be placed in your brokerage account.

NOTE: Redemption requests should NOT be sent to the Fund or to the Distributor (except in the case of Ready Reserves Fund).

SIGNATURE GUARANTEES. Signature guarantees must be obtained from a bank that is a member of the FDIC, by a brokerage firm that is a member of the NASD, or by an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request must include a signature guarantee if any of the following situations apply:

       -- You wish to redeem shares having a value of $5,000 or more in a single transaction;

       --      Your account registration has changed; or

       -- You want a check in the amount of your redemption to be mailed to a different address than the one on your account application (address of record).

SIGNATURE GUARANTEES, IF REQUIRED, MUST APPEAR ON THE WRITTEN REDEMPTION REQUEST AND ON ANY ENDORSED STOCK CERTIFICATE OR STOCK POWER.

REDEMPTION PRICE. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value next calculated after receipt of your redemption request, in proper order, by the Distributor, the Transfer Agent or a designated agent thereof. Redemptions may be subject to certain contingent deferred sales charges as described above. For the Ready Reserves Fund, the net asset value normally will be $100.

PAYMENT FOR REDEEMED SHARES. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by State Street (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

For the Ready Reserves Fund, if the Distributor receives notice of your request to redeem shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date and proceeds normally will be paid that day. If notice of your redemption request is received after that time, proceeds normally will not be paid until the next business day.

DELAYED PROCEEDS. The Funds reserve the right to delay delivery of your redemption proceeds--up to seven days--or to honor certain redemptions with securities, rather than cash, as described in the next section. In addition, redemption of shares from a Fund, other than the Ready Reserves Fund, within 180 days of purchase may be subject to a 1.00% redemption fee.

REDEMPTIONS IN KIND. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for each of the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each of the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of such Fund during any 90-day period for any one shareholder of record.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Because of the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem your shares in any account that, following a redemption, is below a specified amount. Currently, THE MINIMUM IS $5,000 PER ACCOUNT. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

SPECIAL REDEMPTION METHODS FOR THE READY RESERVES FUND. In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to this Fund. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

       1. REDEMPTION BY CHECK. To redeem shares by check, you must fill out the appropriate section of your account application. If your application for the check-writing privilege is approved, you will be provided with checks that may be made payable to any person IN AN AMOUNT NOT LESS THAN $500 NOR MORE THAN $9 MILLION. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

              The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next-determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

              The Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when (1) there are insufficient assets to cover the check, (2) a "stop order" has been placed on the check, and (3) in other situations, such as where there is a dispute over ownership of the your account. A $25 SERVICE FEE may be charged when a check is presented to redeem shares in excess of the value of your account or for an amount less than $500.

       2. AUTOMATIC REDEMPTION. The Distributor has instituted an automatic redemption procedure available to Ready Reserve Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of shares will be redeemed, effective that day at the next-determined net asset value, to satisfy any amounts which you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange shares of all Class A, B, C and I shares into either shares of each corresponding Class A, B, C and I shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Class N shares of the Ready Reserve Fund may be exchanged for Class N shares of each Fund which are offered in a separate prospectus at their relative net asset value so long as the shares to be acquired are available for sale in your state of residence. Only four (4) exchanges from a Fund are allowed within any 12-month period. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a William Blair Mutual Fund with a value in excess of $1,000,000 acquired by exchange from another William Blair Mutual Fund may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy").

CLASS A, B AND C. Contact your securities dealer or other financial services firm to arrange for share exchanges.

CLASS I. Contact your securities dealer or other financial services firm to arrange for share exchange or contact the Company directly by mail or telephone as described below.

CLASS N SHARES OF READY RESERVES FUND. You may exchange shares by mail or telephone as described below.

BY MAIL

You may request an exchange of your shares by writing to William Blair Mutual Funds, Inc., Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

BY TELEPHONE

You may also exchange your Class I shares of each Fund and Class N shares of the Ready Reserves Fund by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, State Street will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). If you hold certificated shares, you must deposit them with State Street prior to any exchange of such shares.

Neither the Funds nor State Street will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Funds or the Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS. Each Fund earns dividends from stocks and interest from bond, money market, and other investments, which are passed along to shareholders as income dividends as long as expenses do not exceed income.

CAPITAL GAIN DISTRIBUTIONS. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them, which are passed along to shareholders as capital gain distributions.

As a shareholder, you are entitled to your portion of the Fund's net income and gains on its investments. Each Fund passes its earnings along to you as distributions. The Funds' policy is to distribute substantially all net investment income, if any, and all net realized capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see "Shareholder Services and Account Policies -- Dividend Options"). Cash payments are made by the Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.

WHEN DIVIDENDS ARE PAID

       -- For the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund, all income dividends, if any, and capital gain distributions, if any, generally will be paid in December and/or January.

       -- For the Income Fund, income dividends are normally paid the fifteenth day of each month, if a business day, with net-realized long-term capital gain distributions, if any, generally being paid in December and/or January. The Income Fund attempts to maintain relatively level monthly dividends and, from time to time, may distribute or retain net investment income and capital gain or make a return of capital distribution in order to pursue that goal.

       -- For the Ready Reserves Fund, the Fund's net investment income will be declared at the close of the New York Stock Exchange on each day that the Fund is open for business, which is generally 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration.

The Funds may vary these dividend practices at any time. Income dividends and any capital gain distributions on all Funds will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (see "Your Account--Taxes").

TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. The Fund's distributions are subject to Federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different rates depending upon the length of time the Fund holds the security. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes. The Funds will inform you of the amount and nature of distributions paid.

Under the Federal tax laws, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. It is anticipated that a portion of the ordinary income dividends for the Growth Fund and the Value Discovery Fund will be eligible for the dividends-received deduction available for corporate shareholders. The ordinary income dividends of International Growth Fund, Emerging Markets Growth Fund, Income Fund and Ready Reserves Fund are not eligible for the dividends-received deduction available to corporate shareholders.

TAXES ON TRANSACTIONS. Redemptions of Fund shares and exchanges for shares of other Funds are treated as sales and are subject to capital gains taxation. A capital gain or loss is the difference between the price that you paid for your shares and the price that you receive when you sell (or exchange) them. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss. Any loss recognized on the redemption of shares held six months or less will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. A shareholder who redeems shares normally will recognize a capital gain or loss for Federal income tax purposes. If you realize a loss on the redemption of Fund shares within 30 days before or after an acquisition of shares of the same Fund, the two transactions may be subject to the wash sale rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for Federal income tax purposes.

"BUYING A DIVIDEND." If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. See "Your Account--Dividends and Distributions" for payment schedules, and call the Distributor if you have further questions.

EFFECT OF FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund's distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the International Growth Fund and Emerging Markets Growth Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.

For a more detailed discussion of taxes, see the Statement of Additional Information.

                    DETERMINATION OF NET ASSET VALUE ("NAV")
--------------------------------------------------------------------------------
WHEN AND HOW NET ASSET VALUE IS DETERMINED

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding, is its net asset value. The value of a single share is called its share value or share price.

The net asset value per share shall be determined as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m., Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day.

When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by Investors Bank & Trust Company, the custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Chicago time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when net asset value is not calculated. Consequently, calculation of the net asset value for the International Growth Fund and the Emerging Markets Growth Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the International Growth Fund and the Emerging Markets Growth Fund may be significantly affected on days when shares are not available for purchase or redemption.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount.

HOW THE MARKET VALUE OF FUND SECURITIES IS DETERMINED

DOMESTIC EQUITY SECURITIES. The market value of portfolio domestic equity securities is determined by valuing securities traded on national securities markets at the last sale price or, in the absence of a recent sale on the date of determination, at the latest bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

FOREIGN EQUITY SECURITIES. The value of a foreign equity security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

FIXED-INCOME SECURITIES. Fixed-income securities are valued by using market quotations, independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

OTHER SECURITIES AND ASSETS. Other securities, and all other assets, including securities for which a market price is not available, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Directors and in accordance with the Fund's pricing procedures.

                   SHAREHOLDER SERVICES AND ACCOUNT POLICIES
--------------------------------------------------------------------------------
The Funds provide a variety of services to help you manage your account.

AUTOMATIC SWEEP PROGRAM. You can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account.

To purchase shares of the Ready Reserves Fund through the automatic sweep program, you must have a free credit balance in your brokerage account with the Distributor. Currently, free credit balances are used automatically to purchase shares. If you have a FREE CREDIT BALANCE OF AT LEAST $1,000, the Distributor will effect on your behalf an investment in shares on an expedited basis.

       -- If you have a free credit balance resulting from securities transactions in your brokerage account at the opening of business of the Distributor, it generally will be invested in shares on that same day, but in no event later than the next business day.

       -- If you have a free credit balance resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income (by check or wire), then it will be invested in shares no later than the next business day.

       -- If you have a free credit balance of at least $1 and less than $1,000, it will be invested in shares within a maximum of five business days from the day when the free credit balance is created.

DIVIDEND OPTIONS. You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to State Street.

       1. AUTOMATIC DIVIDEND REINVESTMENT PLAN. The Funds automatically reinvest all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see "Dividend and Distribution Policy.")

       2. CASH-DIVIDEND PLAN. You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

       3. AUTOMATIC DEPOSIT OF DIVIDENDS. You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

AUTOMATIC INVESTMENT PLAN. On your account application, you may authorize State Street to automatically withdraw an amount of money (MINIMUM $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to State Street.

SYSTEMATIC WITHDRAWAL PLAN. You may establish this plan with shares presently held or through a new investment, which should be at least $5,000. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the MINIMUM WITHDRAWAL IS $250 PER MONTH. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

RETIREMENT PLANS. The Funds offer a variety of qualified retirement plans, including several types of Individual Retirement Accounts ("IRAs") (e.g. traditional IRAs, Roth IRAs and education IRAs), Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans. Additional information concerning such plans is available from the Funds.

The minimum initial retirement plan investment is $2,000 and the minimum subsequent investment is $1,000. State Street serves as custodian for IRAs. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

       --      participation is voluntary;

       -- you may terminate or change a plan at any time without penalty or charge from the Funds;

       -- the Funds will pay any additional expenses that they incur in connection with such plans;

       -- on your account application, you may select a plan or plans in which to invest;

       -- additional forms and further information may be obtained by writing or calling the Funds;

       -- the Funds reserve the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

       -- the Funds reserve the right to waive investment minimums at the discretion of the Distributor; and

       -- the Funds require a copy of the trust agreement when shares are to be held in trust.

WRITTEN CONFIRMATIONS. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

CERTIFICATED SHARES. In the interest of safekeeping and expediting transfers and redemptions, most shareholders prefer not to receive certificates for their shares. Rather, the value of the shares is represented by your account balance. However, you may obtain certificated shares upon your written request. Unless payment for shares is made by certified or cashier's check, a share certificate will not be issued until 30 days after your purchase is completed.

USE OF INTERMEDIARIES. If you purchase or redeem shares through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return. You may purchase or redeem shares directly from the Fund or with the Transfer Agent, State Street Bank, without any such charges.

TRANSFER OF SHARES. Fund shares may be transferred by a written request addressed to the Fund and delivered to State Street, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

SUSPENSION OF OFFERING. The Funds reserves the right to withdraw all or any part of the offering made by this Prospectus, and the Funds or the Distributor may reject purchase orders. From time to time, the Funds may temporarily suspend the offering of shares to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED, both because of the complexity of Federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

SHAREHOLDER RIGHTS. All shares of each Fund have equal rights with respect to dividends, assets and liquidation of a Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each Fund will be voted in the aggregate, except when a separate vote by Fund is required under the Investment Company Act of 1940 (the "1940 Act"). Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Maryland law, the Funds are not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Directors, for such purposes as electing or removing directors, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

                              INVESTMENT GLOSSARY
--------------------------------------------------------------------------------
The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see the Statement of Additional Information.

BORROWING. To a certain extent, each Fund may borrow money from banks for limited purposes. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may borrow up to 10% of their total assets; the Income Fund and Ready Reserves Fund may borrow up to 5% of their total assets. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

COLLATERALIZED OBLIGATIONS. The Income Fund may invest in collateralized obligations (debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality), that are collateralized by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities. The issuer's obligation to make interest and/or principal payments is secured by the underlying pool or portfolio of securities.

A variety of types of collateralized obligations are available currently, and others may become available in the future. Some obligations are for the guaranteed payment of only principal (the principal-only or "PO" class) or only interest (the interest-only or "IO" class), while others are for the guaranteed payment of both, or some variation thereof. The yields to maturity on PO and IO class obligations are more sensitive than other obligations, with the IO class obligations being extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets. The Fund will invest only in PO and IO class mortgage obligations collateralized by securities guaranteed by the U.S. Government. Some types of collateralized obligations may be less liquid than other types of securities. Investments in collateralized obligations that are deemed to be illiquid, which includes PO and IO class mortgage obligations, will be subject to the 15% limitation on illiquid assets.

The mortgage-backed collateralized obligations in which the Fund may invest include pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Payments of principal and/or interest on such mortgages, including prepayments, are guaranteed by the agency or instrumentality. The agencies and instrumentalities are subject to varying degrees of support by the U.S. Government. The effective credit quality of collateralized obligations is the credit quality of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies. These collateralized obligations generally have excess collateral, but typically, any guarantee is limited to a specified percentage of the pool of assets.

The potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments by certain mortgage-backed securities, such as GNMA Certificates and other collateralized obligations. During periods of declining interest rates, mortgages underlying the security are prone to prepayment, causing the security's effective maturity to be shortened. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the prepaid securities were acquired at a premium. Because mortgage-backed securities tend to be sensitive to prepayment rates on the underlying collateral, their value to the Fund is dependent upon the accuracy of the prepayment projections used, which are a consensus derived from several major securities dealers. The duration of many mortgage-backed securities changes substantially in response to changes in interest rates and prepayment rates.

CONCENTRATION. Each of the Funds intends to invest not more than 25% of its total asset in any one industry, however, the Ready Reserves Fund may invest more than 25% of its total assets in the domestic banking industry. These limitations do not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

DEPOSITORY RECEIPTS. The Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may invest in foreign issuers through sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, the underlying foreign security. An EDR represents a similar securities arrangement but is issued by a European bank and a GDR is issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depository receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the sections on "Investment Risks" under the "International Growth Fund" and "Emerging Markets Growth Fund" above and in the Statement of Additional Information.

DIVERSIFICATION. As a matter of fundamental policy, each Fund will not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in such issuer. For the Value Discovery Fund and Emerging Markets Growth Fund, that limitation applies to 75% of the Fund's net assets. In addition, each Fund will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities.

FOREIGN CURRENCY FUTURES. The International Growth Fund and Emerging Markets Growth Fund may purchase and sell futures on foreign currencies as a hedge against possible variation in foreign exchange rates. Foreign currency futures contracts are traded on boards of trade and futures exchanges. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. To the extent that the Fund engages in foreign currency futures transactions, but fails to consummate its obligations under the contract, the net effect to the Fund would be the same as speculating in the underlying futures contract. Futures contracts entail certain risks. If the Adviser's judgment about the general direction of rates or markets is wrong, the Fund's overall performance may be less than if no such contracts had been entered into. There may also be an imperfect correlation between movements in prices of futures contracts and the portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. In addition, because margin requirements in the future markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to price distortions in the futures market and an imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Fund's Adviser may still not result in a successful hedging transaction. The Fund could also experience losses if it could not close out its futures position because of an illiquid secondary market, and losses on futures contracts are not limited to the amount invested in the contract. The above circumstances could cause the Fund to lose money on the financial futures contracts and also on the value of its portfolio securities.

To the extent required to comply with the Investment Company Act of 1940 (the "1940 Act") and the rules and interpretations thereunder, whenever the Fund enters into a futures contract, the Fund will maintain a segregated account consisting of either cash or liquid securities equal to the Fund's potential obligation under such contracts. The segregation of assets places a practical limit on the extent to which the Fund may engage in futures contracts.

To the extent required to comply with CFTC Rule 4.5 and in order to avoid "commodity pool operator" status, each Fund will not enter into a financial futures contract if immediately thereafter the aggregate initial margin and premiums for such contracts held by the Fund would exceed 5% of the liquidation value of the Fund's assets. The Fund will not engage in transactions in financial futures contracts for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The International Growth Fund and Emerging Markets Growth Fund may enter into forward foreign currency contracts as a means of managing the risks associated with changes in exchange rates. A forward foreign currency contract is an agreement to exchange U.S. dollars for foreign currencies at a specified future date and specified amount which is set by the parties at the time of entering into the contract. The Adviser will generally use such currency contracts to fix a definite price for securities they have agreed to buy or sell and may also use such contracts to hedge the Fund's investments against adverse exchange rate changes. Alternatively, the Funds may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Fund are denominated ("cross-hedge"). The profitability of forward foreign currency transactions depends upon correctly predicting future changes in exchange rates between the U.S. dollar and foreign currencies. As a result, a Fund may incur either a gain or loss on such transactions. While forward foreign currency transactions may help reduce losses on securities denominated in a foreign currency, they may also reduce gains on such securities depending on the actual changes in the currency's exchange value relative to that of the offsetting currency involved in the transaction. The Funds will not enter into forward foreign currency transactions for speculative purposes.

ILLIQUID SECURITIES. The Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund may each invest up to 15% of their net assets in illiquid securities. The Ready Reserves Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

INVESTMENT COMPANIES. Subject to the provisions of the 1940 Act, the Growth Fund, Value Discovery Fund, International Growth Fund and Emerging Markets Growth Fund may each invest in the shares of investment companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit investments in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the Fund's assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees.

PORTFOLIO TURNOVER RATE. None of the Funds intend to trade portfolio securities for the purpose of realizing short-term profits. However, each will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Fund turnover rate will not be a limiting factor for a Fund. Although each Fund's turnover rate will vary from year to year, it is anticipated that each Fund's turnover rate, under normal circumstances, will be less than 100%. A higher portfolio turnover rate would involve correspondingly higher transaction costs, which would be borne directly by each Fund.

REAL ESTATE INVESTMENT TRUSTS. Although currently the Value Discovery Fund does not invest primarily in real estate investment trusts ("REITs"), the Fund may invest without limit in REITs. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of an investment in that REIT.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund's holding period. The Funds currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Adviser, subject to the supervision of the Board of Directors, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year, and, for the Income Fund, the modified duration of a security subject to repurchase may exceed eight years. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Growth Fund, Value Discovery Fund, International Growth Fund, Emerging Markets Growth Fund and Income Fund and 10% of the net assets of the Ready Reserves Fund.

SECTION 4(2) PAPER. The Ready Reserves Fund may invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund's Board of Directors, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Adviser monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, each Fund may purchase newly issued securities appropriate for the Fund on a "when-issued" basis, and may purchase or sell securities appropriate for the Fund on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. Because the Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the Fund's assets may be affected by such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

VARIABLE RATE SECURITIES. The Ready Reserves Fund may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer, and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
WILLIAM BLAIR READY RESERVES FUND

                                                          YEARS ENDED DECEMBER 31
                                           ------------------------------------------------------
                                              1998        1997       1996       1995       1994
                                           ----------   --------   --------   --------   --------
Net asset value, beginning of year.......  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income..................         .05        .05        .05        .05        .04
  Net realized and unrealized gain (loss)
     on investments......................          --         --         --         --       (.01)
                                           ----------   --------   --------   --------   --------
Total from investment operations.........         .05        .05        .05        .05        .03
Less distributions from:
  Net investment income..................         .05        .05        .05        .05        .04
                                           ----------   --------   --------   --------   --------
  Total distributions....................         .05        .05        .05        .05        .04
                                           ----------   --------   --------   --------   --------
Capital contribution.....................          --         --         --         --        .01
                                           ----------   --------   --------   --------   --------
Net asset value, end of year.............  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                           ==========   ========   ========   ========   ========
Total return (%).........................        4.98       5.04       4.81       5.45       3.67(a)
Ratios to average net assets (%):
  Expenses...............................         .69        .70        .71        .72        .71
  Net investment income..................        4.87       4.92       4.78       5.30       3.61
Supplemental data:
  Net assets at end of year (000s).......  $1,189,051   $904,569   $760,808   $703,993   $521,277

---------------

(a) The total return includes the effect of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.

FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

SEMI-ANNUAL/ANNUAL REPORTS

The Semi-Annual and audited Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Adviser believes significantly affected the Fund's performance in its last fiscal year. Shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call: 1-800-635-2886
(In Massachusetts 1-800-635-2840)

BY MAIL
Write to:

       WILLIAM BLAIR MUTUAL FUNDS, INC.
       222 West Adams Street
       Chicago, Illinois 60606

       or

       STATE STREET BANK AND TRUST COMPANY
       (the Fund's Transfer Agent)
       P.O. Box 8506
       Boston, MA 02266-8506

ON THE INTERNET

Text-only versions of fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Room Section, Washington, D.C. 20549-6009.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. The Prospectus does not constitute an offering by the Fund or their distributor in any jurisdiction in which such offering may not lawfully be made.

WILLIAM BLAIR MUTUAL FUNDS, INC.      May 1, 1999, as supplemented September 30,
Investment Company Act File No.: 811-5344                                   1999

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                              222 WEST ADAMS STREET
                            CHICAGO, ILLINOIS 60606
                                 (312) 364-8000

                      STATEMENT OF ADDITIONAL INFORMATION

                MAY 1, 1999, AS SUPPLEMENTED SEPTEMBER 30, 1999.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of William Blair Mutual Funds, Inc. (the "Fund") dated May 1, 1999, as supplemented September 30, 1999. The financial statements for the William Blair Mutual Funds, Inc. for the year ended December 31, 1998, and the Report of Independent Auditors thereon are incorporated by reference from the Annual Report to Shareholders dated December 31, 1998. The Prospectus and Annual Report to Shareholders may be obtained without charge by writing or calling the Fund.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

MANAGEMENT........................................................................................................1
         Investment Adviser.......................................................................................1
         Distributor..............................................................................................2
         Shareholder Services.....................................................................................3
         Directors and Officers...................................................................................4
         Brokerage and Fund Transactions..........................................................................7
INVESTMENT POLICIES AND RESTRICTIONS..............................................................................8
         Growth Fund..............................................................................................9
         Value Discovery Fund....................................................................................10
         International Growth Fund...............................................................................11
         Emerging Markets Growth Fund............................................................................12
         Income Fund.............................................................................................13
         Ready Reserves Fund.....................................................................................14
INVESTMENT PRACTICES.............................................................................................15
         Collateralized Obligations..............................................................................15
         Foreign Securities......................................................................................19
         Forward Foreign Currency Transactions...................................................................22
         Foreign Currency Futures................................................................................23
         Futures.................................................................................................23
         High-yield/high-risk Securities.........................................................................23
         Investment Companies....................................................................................23
         Illiquid Securities.....................................................................................24
         Lending.................................................................................................24
         Repurchase Agreements...................................................................................24
         Restricted Securities...................................................................................24
         Small Companies.........................................................................................25
         Warrants................................................................................................25
         When-issued or Delayed Delivery Transactions............................................................25
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES....................................................................25
         Purchase of Shares--Alternative Purchase Arrangements...................................................25
         Eligibility.............................................................................................26
         Initial Sales Charge Alternative--Class A Shares........................................................27
         Deferred Sales Charge Alternative--Class B Shares.......................................................29
         Purchase of Class C Shares..............................................................................29
         Purchase of Class N and Class I Shares..................................................................29
         General.................................................................................................29
         Redemptions.............................................................................................31
         Special Redemptions.....................................................................................31
         Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege....................................31

         Contingent Deferred Sales Charge--Class B Shares........................................................31
         Contingent Deferred Sales Charge--Class C Shares........................................................32
         Contingent Deferred Sales Charge--General...............................................................32
         Special Features........................................................................................33
         Class A Shares--Combined Purchases......................................................................33
         Class A Shares--Letter of Intent........................................................................33
         Class A Shares--Availability of Quantity Discounts......................................................33
         Exchange Privilege......................................................................................33
GENERAL FUND INFORMATION.........................................................................................34
         Determination of Net Asset Value........................................................................34
         Performance.............................................................................................35
         Historical Performance..................................................................................35
         Comparison of Fund Performance to Market Indices........................................................37
         Tax Status..............................................................................................38
         Retirement Plans........................................................................................40
         Independent Auditors....................................................................................41
         Legal Counsel...........................................................................................41
         Custodian...............................................................................................41
         Transfer Agent Services.................................................................................41
         Reports to Shareholders.................................................................................41
SHAREHOLDER RIGHTS...............................................................................................41

INVESTMENT CRITERIA..............................................................................................42

FUND HISTORY.....................................................................................................43

FINANCIAL INFORMATION OF THE FUND................................................................................43

APPENDIX A........................................................................................................1

APPENDIX B........................................................................................................1

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER. As stated in the Prospectus, William Blair & Company, L.L.C. ("Adviser") is the Fund's investment adviser and manager. Pursuant to an investment advisory and management agreement, the Adviser acts as the Fund's adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. In addition to the management advisory fee, each portfolio pays the expenses of its operations, including a portion of the Fund's general administrative expenses, allocated on the basis of the portfolio's net asset value. Expenses that will be borne directly by the portfolios include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The advisory agreement for a portfolio continues in effect from year to year for so long as its continuation is approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and (b) by the shareholders of the portfolio or the Board of Directors. The agreement may be terminated at any time upon 60 days' notice by either party; the Fund may so terminate the agreement either by vote of the Board of Directors or by majority vote of the outstanding shares of the affected portfolio. The agreement may also be terminated at any time either by vote of the Board of Directors or by majority vote of the outstanding voting shares of the subject portfolio if the Adviser were determined to have breached the agreement. The agreement will terminate automatically upon assignment. The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Upon termination of the agreement and when so requested by the Adviser, the Fund will refrain from using the name "William Blair" in its name or in its business in any form or combination.

For the services and facilities furnished to each portfolio, the Fund pays the Adviser an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The Growth Fund pays an advisory fee at a rate of .75% of the portfolio's average daily net assets. Prior to May 1, 1996, the Growth Fund paid an advisory fee at a rate of 0.625% of the portfolio's average daily net assets up to $75 million and 0.50% of average daily net assets above $75 million. For the fiscal years ended December 31, 1998, 1997 and 1996, the Adviser received fees of $4,861,435, $4,093,417 and $3,018,755, respectively.

The Value Discovery Fund pays an advisory fee at a rate of 1.15% of the portfolio's average daily net assets. For services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years 1998 and 1997 and for the fiscal year from December 23, 1996 (Commencement of Operations) to December 31, 1996, the Fund paid $442,942, $241,689 and $333, respectively.

The International Growth Fund pays an advisory fee at a rate of 1.10% of the first $250 million of average daily net assets plus 1.00% of average daily net assets over $250 million. Prior to May 1, 1996, the International Growth Fund paid an advisory fee at a rate of 1.10% of the first $100,000,000 of average daily net assets of the portfolio and .95% of average daily net assets above $100,000,000. Under a former investment sub-advisory agreement, the Adviser paid a sub-adviser a monthly fee at an annual rate equal to .40% of the first $100 million of average daily net assets of the portfolio and .275% of average daily net assets above $100 million. For the services and facilities furnished during the fiscal years ended December 31, 1998, 1997 and 1996, the Adviser received fees of $1,557,766, $1,351,263 and $1,131,309, respectively, of which $303,364 in 1996 was paid to the former sub-adviser.

The Emerging Markets Growth Fund pays an advisory fee at a rate of 1.40% of the portfolio's average daily net assets. The Adviser voluntarily has agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 2.25% of average daily net assets of the portfolio. For the services and facilities furnished during the fiscal period from the portfolio's incorporation on May 1, 1998 to December 31, 1998, the Adviser received fees of $34,835. The Adviser voluntarily agreed to reimburse the portfolio during its first year of operation should all operating expenses, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 2.25% of average daily net assets of the portfolio. The Adviser has entered into an agreement with the Fund to cap the Fund's expenses at 1.75% until at least April 30, 2000.

The Income Fund pays an advisory fee at a rate of .25% of the first $250 million of average daily net assets plus .20% of average daily net assets over $250 million plus 5% of the gross income earned by the portfolio. Prior to May 1, 1996, the Income Fund paid an advisory fee at a rate of .25% of the first $100 million of average daily net assets of the portfolio, .20% of the next $150 million and .15% of average daily net assets in excess of $250 million, plus 5.0% of the gross income earned. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid $1,046,049, $918,833 and
$880,815, respectively.

The Ready Reserves Fund pays an advisory fee at a rate of .625% of the first
$250 million of average daily net assets, plus .60% of the next $250 million of average daily net assets, plus .575% of the next $2 billion of average daily net assets, plus .55% of the average daily net assets over $2.5 billion. Prior to May 1, 1996, the Ready Reserves Fund paid an advisory fee at a rate of .625% of the first $250 million of average daily net assets of the portfolio, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $2 billion,
 .45% of the next $2 billion and .40% of average daily net assets in excess of $5 billion. For the services and facilities furnished to the portfolio pursuant to the advisory agreement during the fiscal years ended December 31, 1998, 1997 and 1996, the Adviser received fees of $6,215,491, $5,236,627 and $4,282,827, respectively.

The Adviser has agreed to reimburse the Fund should all operating expenses of the Growth Fund, Income Fund or Ready Reserves Fund, including the compensation of the Adviser but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs, exceed 1.50% of the first $30 million of average net assets of the portfolio and 1.00% of average net assets over $30 million of the portfolio on an annual basis.

DISTRIBUTOR. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C. also is the principal underwriter and distributor ("Distributor") for shares of the Fund and acts as agent of the Fund in the sale of its shares.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by the Distributor upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the agreement.

CLASS A SHARES. For its services under the Shareholder Services Agreement, the Distributor receives a shareholder services fee from each Fund under a Shareholder Service Agreement, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributable to Class A shares. The fee is accrued daily as an expense of Class A shares. The Distributor also retains the sales charges upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

CLASS B SHARES. For its services under the Distribution Agreement, the Distributor receives a distribution fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. The Distributor also receives a shareholder service fee under a Shareholder Service Agreement from each Fund, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund attributed to Class B Shares. Both fees are accrued daily as an expense of Class B shares. The Distributor also receives any contingent deferred sales charges but compensates firms for sales of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

CLASS C SHARES. For its services under the Distribution Agreement, the Distributor receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. The Distributor also receives a shareholder service fee under a Shareholder Service Agreement from each Fund, payable monthly, at an annual rate of 0.25% of average daily net assets of each Fund. Both fees are accrued daily as an expense of Class C shares. The Distributor currently advances to firms the first year distribution fee at a rate of 1.00% of the purchase price of Class C shares. For periods after the first year, the Distributor currently pays firms for sales of Class C shares a distribution fee and service fee, payable quarterly, at an annual rate of 1.00% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by the Distributor or the Fund. The Distributor also retains the sales charges upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charges -- Class C Shares".

CLASS N AND CLASS I SHARES. The Distributor receives no compensation from the Funds as principal underwriter for Class N and Class I shares and pays all expenses of distribution of each Fund's Class N [and Class I] shares under the Distribution Agreement.

CLASS B SHARES AND CLASS C SHARES. Each Fund has adopted a plan under Rule 12b-1 that provides for fees to compensate the Distributor for distribution and services for Class B and Class C shares. Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

SHAREHOLDER SERVICES. Shareholder services are provided to each Fund's Class A, Class B and Class C shares under a Shareholder Services Agreement with the Distributor. The Distributor bears all its expenses of providing services pursuant to the Shareholder Services Agreement, including the payment of shareholder service fees. The Fund pays the Distributor a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, Class B and Class C shares of the Fund.

The Distributor may enter into related arrangements with various broker-dealer firms and other service firms ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A, Class B and Class C shares, the Distributor pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to shares of each respective Class commencing with the month after investment. With respect to Class A, Class B and Class C shares, the Distributor currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, the Distributor currently intends to pay firms a service fee at an annual rate of up to 0.25%, 0.25% and 1.00% (calculated monthly and normally paid quarterly) of the net assets attributable to Class A, Class B and Class C shares, respectively, maintained and serviced by the firm and the fee continues until terminated by the Distributor or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with the Distributor.

The Distributor also may provide some of the above services and may retain any portion of the fee under the Shareholder Services Agreement not paid to firms to compensate itself for shareholder services performed for a Fund. Currently, the shareholder services fee payable to the Distributor is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that the Distributor will pay all the shareholder services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to shareholder on all Fund assets in the future.

Messrs. Barber, Fischer, Fuller, Greig, Hanig, Kaplan, Kayser, Kleczka, McMullan, Myer, Sullivan and Urbina, Ms. Gassmann and Ms. Johnson, who are directors or officers of the Fund, are also principals or employees of the Adviser/Distributor as indicated under "Directors and Officers."

The Adviser/Distributor is a limited liability company, the affairs of which are controlled by all its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the firm is E. David Coolidge, III and the Executive Committee is comprised of Rocky Barber, E. David Coolidge, III, Edgar
D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, Joseph F. LaManna, James D. McKinney and William C. Perlitz.

DIRECTORS AND OFFICERS. The directors and officers of the Fund, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C. and other significant affiliations are set forth below. Unless otherwise noted, the address of each officer and director is 222 West Adams Street, Chicago, Illinois 60606.

CONRAD FISCHER (65),* Chairman of the Board and Director; Principal, William Blair & Company, L.L.C.; Trustee Emeritus, Chicago Child Care Society, a non-profit organization, and Investment Committee, Kalamazoo College.

VERNON ARMOUR (71), * (1) (2) Director; 633 East Woodland Road, Lake Forest, Illinois 60045; private investor; Life Trustee, Illinois Institute of Technology, Trustee, Northwestern Memorial Hospital and OTHO S.A. Sprague Memorial Institute.

J. GRANT BEADLE (66), (1)(2) Director; 985 Riomar Drive, Vero Beach, Florida 32963; Retired Chairman and Chief Executive Officer, Union Special Corporation, industrial sewing machine manufacturer; Retired Associate Director, Northwestern University Institute for Learning Sciences; Oliver Products Company, Batts, Inc. and Woodward Governor Company.

THEODORE A. BOSLER (64), (1)(2) Director; 812 Oak Street, Winnetka, Illinois 60093; Retired Principal and Vice President, Lincoln Capital Management; Director, Thresholds, a psychiatric recovery center, and Institute of Chartered Financial Analysts.

ANN P. MCDERMOTT (59), (1)(2) Director; 330 Willow Road, Winnetka, Illinois 60093; Trustee, Rush Presbyterian St. Luke's Medical Center; Women's Board, Rush Presbyterian St. Luke's Medical Center; Honorary Director, Visiting Nurse Association; Director, Presbyterian Homes; Northwestern University, Women's Board; University of Chicago, Women's Board; Director, Washington State University Foundation.

JAMES M. MCMULLAN (65),* Director; Principal, William Blair & Company, L.L.C.; Director, Securities Industry Association.

JOHN B. SCHWEMM (65), (1)(2) Director; 2 Turvey Lane, Downers Grove, Illinois 60515; Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company, printer; Director, USG Corp., building material product company, and Walgreen Co., drug store chain.

ROCKY BARBER (47), Chief Executive Officer of the Fund; Principal, William Blair & Company, L.L.C.; Vice President and Secretary, LaRabida Hospital Foundation; Past President, Stanford Associates.

MARCO HANIG (41), President of the Fund, Associate, William Blair & Company, L.L.C.; former Senior Vice President, First Chicago NBD; Engagement Manager, Marakon Associates.

MARK A. FULLER, III (42), Senior Vice President; Principal, William Blair & Company, L.L.C.

W. GEORGE GREIG (46), Senior Vice President; Principal, William Blair & Co., L.L.C.; former Portfolio Manager, Provident Capital Management; Manager, Akamai, partnership affiliated with Framlington Investment Management Limited; Partner, Pilgrim, Baxter & Greig.

GLEN KLECZKA (36), Senior Vice President; Portfolio Manager, William Blair & Company, L.L.C.; former Partner, Brinson Partners; former Portfolio Manager, CNA Financial Corp.

BENTLEY M. MYER (52), Senior Vice President; Principal, William Blair & Company, L.L.C.; Director, Delnor Community Hospital.

JAMES S. KAPLAN (38), Vice President; Associate, William Blair & Company, L.L.C.; former Vice President, First Union Bank.

JOHN P. KAYSER (49), Vice President; Principal, William Blair & Company, L.L.C.; Director, DuPage Children's Museum.

TERENCE M. SULLIVAN (55), Vice President and Treasurer; Associate, William Blair & Company, L.L.C.

JEFFREY A. URBINA (44), Vice President; Associate, William Blair & Company, L.L.C.; former Director of Emerging Market Research and Portfolio Manager, Van Kampen American Capital.

SHEILA M. JOHNSON (32), Secretary; Administrative Assistant, William Blair & Company, L.L.C.

JANET V. GASSMANN (32), Assistant Secretary; Administrative Assistant, William Blair & Company, L.L.C.; former Administrative Assistant, Shearson Lehman Brothers, Inc.

------------------

*      Directors who are interested persons as defined in the 1940 Act.

(1) Member of the Standing Audit Committee. Mr. Schwemm is Chairperson of the Standing Audit Committee.

(2) Mr. Beadle, Mr. Bosler, Ms. McDermott and Mr. Schwemm employ the Adviser to manage assets that they control. In addition, as a result of his former affiliation with the Adviser as a partner of William Blair & Company, L.L.C. from 1973 to 1982, Mr. Armour has a beneficial interest in a Deferred Profit Sharing Plan that is managed by the Adviser.

Effective February 1, 1998, directors who are not affiliated with the Adviser receive an annual fee of $8,000 plus $3,000 for each meeting attended in person plus expenses, $1,500 for each meeting by telephone and $3,000 for each committee meeting held on a different day from a board meeting. Prior to February 1, 1998, the directors and officers not affiliated with the Adviser received an annual fee of $4,000 plus $2,000 for each meeting attended in person plus expenses. The directors and officers affiliated with the Adviser received no compensation from the Fund.

The following table sets forth the compensation earned from the Fund for the fiscal year ended December 31, 1998 by directors who are not affiliated with the
Adviser:


                                                                  PENSION OR
                                                                  RETIREMENT
                                                                   BENEFITS            ESTIMATED
                                               AGGREGATE            ACCRUED              ANNUAL
                                             COMPENSATION         AS PART OF         BENEFITS UPON           TOTAL
DIRECTOR                                     FROM THE FUND       FUND EXPENSES         RETIREMENT         COMPENSATION
--------                                     -------------       -------------        -----------         ------------
Vernon Armour............................       $20,000                0                   0                $20,000
J. Grant Beadle..........................       $23,000                0                   0                $23,000
Theodore A. Bosler.......................       $23,000                0                   0                $23,000
George Kelm..............................       $18,500                0                   0                $18,500
Ann P. McDermott.........................       $23,000                0                   0                $23,000
John B. Schwemm..........................       $21,500                0                   0                $21,500

The following table provides certain information at June 30, 1999 with respect to persons known to the Fund to be record holders of 5% or more of the shares of the following portfolios:


                                                    PERCENT OF FUND'S
NAME AND ADDRESS                                       OUTSTANDING
OF RECORD OWNER                                       COMMON STOCK            NUMBER OF SHARES
----------------                                    -----------------         ----------------
GROWTH FUND
Charles Schwab & Co. Inc.                                 13.14%                  5,118,523
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

NFSC                                                      10.50%                  4,092,575
Benefit of Our Customers
Liberty Street
One World Financial Center
Attn:  Mutual Funds Dept. 5th Fl.
New York, NY  10281

Society National Bank                                      9.76%                  3,803,528
FBO William Blair Profit Sharing Plan
P.O. Box 94870
Cleveland, OH  44101-4870

VALUE DISCOVERY FUND
William Blair & Co., L.L.C.                                5.98%                    204,261
Ralph Gerald Portis B
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co., L.L.C.                                5.58%                    204,261
Catlin Investment LP
222 West Adams Street
Chicago, IL  60606-5307

William Blair & Co., L.L.C.                                5.58%                    219,089
Travis Investments LP
222 West Adams Street
Chicago, IL  60606-5307

Society National Bank                                      5.03%                    184,043
FBO William Blair Profit Sharing Plan
P.O. Box 94870
Cleveland, OH  44101-4870

INTERNATIONAL GROWTH FUND
Charles Schwab & Co., Inc.                                 6.24%                    687,658
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

EMERGING MARKETS GROWTH FUND
William Blair & Co., L.L.C.                                9.92%                     50,000
E. David Coolidge III
222 West Adams Street
Chicago, IL 60606-5307


                                                    PERCENT OF FUND'S
NAME AND ADDRESS                                       OUTSTANDING
OF RECORD OWNER                                       COMMON STOCK            NUMBER OF SHARES
----------------                                    -----------------         ----------------
INCOME FUND
Charles Schwab & Co., Inc.                                6.44%                  1,164,115
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122


As of September 15, the Fund's officers and directors as a group owned (or held or shared investment or voting power with respect to) 153,594 shares or .39% of the Growth Fund's stock, 147,644 shares or 4.03% of the Value Discovery Fund's stock, 107,044 shares or 1.03% of the International Growth Fund's stock, 102,615 shares or 20.36% of the Emerging Markets Growth Fund's stock, 108,703 shares or 0.60% of the Income Fund's stock and 9,293,783 shares or .87% of the shares of the Ready Reserves Fund. These figures do not include shares of the portfolios that may be indirectly owned by certain officers of the Fund as a result of their interest in the William Blair Profit Sharing Plan.

BROKERAGE AND FUND TRANSACTIONS. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's other clients.

Fund transactions may increase or decrease the return of a portfolio depending upon the Adviser's ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio's monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The portfolio's turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund's assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the Securities and Exchange Commission's required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage. All the Fund's 1998 portfolio transactions were with brokers that met the above requirements, some of which provided research or other services to the Adviser.

The Fund may pay to brokers that provide research services to the Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's other advisory accounts, can be of benefit to both the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined and such services are supplemental to the Adviser's own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Fund and the Adviser's other clients. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Adviser receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Adviser, general economic conditions, pertinent Federal and State legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, and industry experts, comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Adviser.

The Growth Fund paid total brokerage fees of $515,832, $422,714 and $394,561 in 1998, 1997 and 1996, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser. The increase in brokerage fees from year to year is in proportion to the change in the Fund's asset size.

The Value Discovery Fund paid total brokerage fees of $103,906 in 1998, $35,216 in 1997 and $12 for the period from December 23, 1996 (Commencement of Operations) to December 31, 1996. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

The International Growth Fund paid brokerage fees of $889,064, $820,267 and $779,507 in 1998, 1997 and 1996, respectively. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or of the Adviser.

The Emerging Markets Growth Fund paid brokerage fees of $60,161 in 1998. None of these brokerage fees were paid to a broker that was an affiliated person of the Fund or to a broker of which an affiliated person was an affiliated person of the Fund or the Adviser.

Purchases and sales of portfolio securities for the Income Fund and the Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the portfolio. No brokerage commissions were paid by the Income Fund or the Ready Reserves Fund during the fiscal years ended December 31, 1998, 1997 and 1996. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. In those instances where the Fund and another client of the Adviser trade in the same type of instrument at the same time, the Adviser has established allocation procedures under its Code of Ethics that ensures an equitable allocation of such trades among its various clients and the Fund. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

No portfolio transactions are executed for the Fund with or through the Adviser or any affiliated broker-dealer of the Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions for each portfolio that, along with the portfolio's investment objective, can not be changed without approval by holders of a "majority of the outstanding voting securities" of the portfolio, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the portfolio. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a portfolio will meet its investment objective.

GROWTH FUND.

(1) The portfolio will operate as an open-end, diversified, management type investment company, as defined in the 1940 Act.

The Growth Fund may not:

(2) Invest in any enterprise for the purpose of exercising control or management thereof.

(3)    Buy or sell real estate or real estate loans.

(4)    Underwrite the securities of other issuers.

(5)    Make loans to other persons.

(6)    Purchase or sell commodities or commodity contracts.

(7)    Issue senior securities.

(8) Borrow money, except from banks for current obligations of a minor character incurred in the ordinary course of business, nor borrow amounts in excess of 10% of its gross assets. (The portfolio does not presently intend to borrow any amount in excess of 5% of its gross assets.)

(9) Make an investment if doing so would cause more than 25% of its total assets to be invested in any one industry.

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Growth Fund may not:

(10)   Pledge, or create a lien on, its assets.

(11) Purchase any security if doing so would cause more than 10% of the voting securities of the issuer to be held by the portfolio.

(12) Purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company, except as otherwise permitted by statute, rule, exemptive order, SEC no-action letter or investment restriction.

(13) Invest in futures contracts, puts, calls, straddles, spreads or any combination thereof.

(14) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(15) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(16) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

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VALUE DISCOVERY FUND.

The Value Discovery Fund:

(1) May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

       Note: Presently, the Value Discovery Fund only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

(3)    May not issue senior securities, except as permitted under the 1940 Act.

(4) May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

(6) May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

(7) May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

(8) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Value Discovery Fund may not:

(9) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(11) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(12) Purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company, except as otherwise permitted by statute, rule, exemptive order, SEC no-action letter or investment restriction.

(13)   Engage in futures transactions which are impermissible pursuant to Rule
       4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act); provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

(14) Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 331/3% of the portfolio's total assets at the time of the borrowing or investment.

INTERNATIONAL GROWTH FUND.

The International Growth Fund may not:

(1) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(2)    Pledge, mortgage or create a lien on its assets.

(3) Make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements.

(4) Purchase any securities if, immediately after such purchase, more than 25% of the value of the portfolio's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the portfolio's investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

(5) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.)

(6) Underwrite securities by others, except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(7) Purchase securities of other U.S. or foreign investment companies, except that the portfolio may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the portfolio's total assets would be invested in such securities; (ii) not more than 5% of the portfolio's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the portfolio, or (b) as part of an offer of exchange, reorganization or as a dividend.

(8) Make short sales of securities, or purchase any securities on margin, or maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the portfolio may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

(9) Purchase or sell put options, call options, or combinations thereof, except that the portfolio may engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the portfolio or an increase in the price of securities which the portfolio plans to purchase in the future.

(10) Purchase or sell commodities or commodity contracts, except that the portfolio may enter into financial futures contracts, options on futures contracts and forward foreign currency exchange contracts.

(11) Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate or securities that represent interests in real estate, including real estate investment trusts).

(12) Invest in interests in oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Invest for the purposes of exercising control or management of another issuer.

(14) Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions and except for borrowing subject to the restrictions set forth above).

(15) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.

EMERGING MARKETS GROWTH FUND.

The Emerging Markets Growth Fund:

(1) May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the portfolio's total assets (including the amount borrowed), less the portfolio's liabilities (other than borrowings), or such other percentage permitted by law, except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

Note: Presently, the Emerging Markets Growth Fund only intends to borrow from banks for temporary or emergency purposes. However, the portfolio may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

(3)    May not issue senior securities, except as permitted under the 1940 Act.

(4) May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

(6) May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through
         (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

(7) May not purchase the securities of any issuer if, as a result, 25% or more of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

(8) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the portfolio's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

The Emerging Markets Growth Fund may not:

(9) Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(10) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(11) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(12) Purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company, except as otherwise permitted by statute, rule, exemptive order, SEC no-action letter or investment restriction.

(13)     Engage in futures transactions which are impermissible pursuant to Rule
         4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act); provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures transactions if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the portfolio's net assets. In addition, the aggregate margin deposits required on all futures transactions being held will not exceed 5% of the portfolio's total assets.

(14) Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 331/3% of the portfolio's total assets at the time of the borrowing or investment.

INCOME FUND.

The Income Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.

(4) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)      Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10)     Issue senior securities as defined in the 1940 Act.

(11) Purchase common stocks, preferred stocks, warrants or other equity securities.

(12) Make loans to others, except through the purchase of debt obligations or repurchase agreements or the loaning of portfolio securities not exceeding 75% of the value of its total assets.

(13) Borrow money, except as a temporary measure and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(14) Concentrate more than 25% of the value of its total assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities, or to instruments, such as repurchase agreements, secured by these instruments.

The following is the portfolio's non-fundamental operating policy, which may be changed by the Fund's Board of Directors without shareholder approval.

The Income Fund may not:

(15) Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

READY RESERVES FUND.

The Ready Reserves Fund may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

(3) Invest more than 5% of its total assets in securities of issuers which with their predecessors have a record of less than three years' continuous operation.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5)      Write, purchase or sell puts, calls or combinations thereof.

(6) Invest for the purpose of exercising control or management of another issuer.

(7) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(9) Underwrite securities issued by others except to the extent the portfolio may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of portfolio securities.

(10)     Issue senior securities as defined in the 1940 Act.

(11) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(12) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 5% of the value of its total assets (any such borrowing under this section will not be collateralized). The portfolio will not borrow for leverage purposes.

(13) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that the portfolio reserves freedom of action to invest up to 100% of its total assets in certificates of deposit, time deposits or bankers' acceptances or repurchase agreements with domestic branches of domestic banks when management considers it to be in the interests of the portfolio in attaining its investment objective.

(14) Invest in securities restricted as to disposition under the Federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933).

(15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                              INVESTMENT PRACTICES

The Prospectus describes each portfolio's investment objective as well as certain investment policies and investment techniques that the portfolio may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the portfolios may invest in all of the types of investments listed below.

COLLATERALIZED OBLIGATIONS. Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations ("mortgage-backed securities"). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States Governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the portfolio will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates ("Ginnie Mae Certificates") that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government. FHLMC has limited rights to borrow from the United States Treasury.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("private pass-throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Support," below.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations, or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only


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or "IO" class), while the other class will receive all the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. The portfolio will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the United States Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being scrutinized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities," above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations

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backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Income Fund may invest in mortgage derivative products like inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

FOREIGN SECURITIES. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the portfolios will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the portfolio must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the portfolio may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the portfolio would be subject.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

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In addition, many countries in which the portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a portfolio could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in Eastern European countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a portfolio's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a portfolio due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a portfolio to lose its registration through fraud, negligence or even mere oversight. While each portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a portfolio from investing in the securities of certain Russian issuers deemed suitable by its portfolio manager. Further, this also could cause a


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delay in the sale of Russian securities by a portfolio if a potential purchaser is deemed unsuitable, which may expose the portfolio to potential loss on the investment.

Each portfolio endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the portfolio are uninvested and no return is earned thereon. The inability of the portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the portfolio due to subsequent declines in the value of such portfolio security or, if the portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Foreign securities may be purchased through depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") Global Depository Receivables ("GDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the portfolio's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings

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and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS. The foreign securities held by the International Growth Fund and the Emerging Markets Growth Fund will usually be denominated in foreign currencies and the portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a portfolio's securities are denominated may have a detrimental impact on that portfolio.

The portfolio may enter into forward foreign currency contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The portfolio will not engage in foreign currency contracts in which the specified future date is more than one year from the time of entering into the contract. In addition, the portfolio will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities which the portfolio holds or intends to purchase. Thus, the portfolio will not enter into a forward currency contract if such contract would obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency.

The International Growth Fund and the Emerging Markets Growth Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the portfolio enters into a contract to purchase or sell securities denominated in a particular foreign currency, the portfolio could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the portfolio can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The International Growth Fund and the Emerging Markets Growth Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the portfolio held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the portfolio may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the portfolio may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the portfolio's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the portfolio to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The portfolio realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the portfolio owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the portfolio will depend on the ability of the portfolio's investment manager to accurately predict future currency exchange rates.

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FOREIGN CURRENCY FUTURES. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the portfolio) which trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

FUTURES. The Value Discovery Fund may purchase and sell futures contracts on domestic stock indexes in order to facilitate exposure to the market or in order to help meet redemption requests. The portfolio may purchase and sell futures contracts on stock indexes, such as the Russell 2000 Index, as a substitute for purchasing or selling the underlying securities. The portfolio may not purchase or sell a futures contract unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions is 5% or less of its total assets (after taking into account certain technical adjustments).

The Value Discovery Fund may be subject to additional risks associated with futures contracts, such as the possibility that the Adviser's forecasts of market values and other factors are not correct, imperfect correlation between the hedging instrument and the asset or liability being hedged, default by the other party to the transaction and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The transactions described above are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

HIGH-YIELD/HIGH-RISK SECURITIES. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's Ratings Services and Moody's Investors Service, Inc.).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

INVESTMENT COMPANIES. The Fund has applied for certain exemptive relief with the SEC that, if granted, will allow the portfolios to invest a portion of their assets into shares of the Ready Reserves Fund based upon the terms and conditions of such relief.

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ILLIQUID SECURITIES. Illiquid securities are securities that are not readily marketable. The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Fund's Board of Directors.

The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Directors has approved procedures that allow the Adviser to deem Section 4(2) commercial paper liquid only if the Adviser determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics: (i) market characteristic, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a portfolio's foreign holdings, a foreign security may be considered liquid by the Adviser(despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and the facts and circumstances support a finding of liquidity.

LENDING. The Income Fund may from time to time lend securities (but not in excess of 75% of its assets) from its portfolio to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, U.S. Government instrumentality securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (2) the portfolio may at any time call the loan and regain the securities loaned; and (3) the Adviser (under the supervision of the Board of Directors) has reviewed the creditworthiness of the borrower and has found it satisfactory. The portfolio will receive from the borrower amounts equal to the interest paid on the securities loaned and will also earn income for having made the loan. Any cash collateral will be invested in short-term securities, the income from which will increase the return to the portfolio. The risks associated with lending portfolio securities are similar to those of entering into repurchase agreements. While the Value Discovery Fund has the authority to lend portfolio securities, it has no current intention to do so.

REPURCHASE AGREEMENTS. In a repurchase agreement, a portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a portfolio's ability to dispose of the underlying securities. The risk to a portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the portfolio is entitled to sell the underlying collateral. The loss, if any, to the portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the portfolio enters into repurchase agreements to evaluate those risks. The Board of Directors will review and monitor the creditworthiness of broker-dealers and banks with which a portfolio enters into repurchase agreements. A portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a portfolio would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for

144A Securities and 4(2) commercial paper deemed to be liquid by the Adviser), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

SMALL COMPANIES. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Value Discovery Fund and the Emerging Markets Growth Fund, and to a lesser extent, the Growth Fund and the International Growth Fund, may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

WARRANTS. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each portfolio may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis. When a portfolio purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A portfolio will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a portfolio engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the portfolio's investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but each portfolio reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

                  PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares at the end of the seventh year after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class N and Class I shares are sold to investors without an initial sales charge or a contingent deferred sales charge, and have lower ongoing expenses than Class A shares. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C shares, Class N shares or Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structure and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees and shareholder services fees. These differences are summarized in the table below. See, also, "Summary of Expenses," Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.



                                                           ANNUAL               ANNUAL
                                                         12b-1 FEES          SHAREHOLDER
                                                         (AS A % OF         SERVICES FEES
                                                        AVERAGE DAILY     (AS A % OF AVERAGE
                       SALES CHARGE                      NET ASSETS)       DAILY NET ASSETS)    OTHER INFORMATION
                       ------------                     -------------     ------------------    -----------------
Class A         Maximum initial sales charge of             None                0.25%           Initial sales charge
                5.75% (2.00% for the Income                                                     waived or reduced
                Fund) of the public offering price                                              for certain
                                                                                                purchases

Class B         Maximum contingent deferred                 0.75%               0.25%           Shares convert to
                sales charge of 5.00% (2.00% for                                                Class A shares
                the Income Fund) of redemption                                                  seven years after
                proceeds; declines to zero after six                                            issuance (three for
                years (two years for the Income                                                 the Income Fund)
                Fund)

Class C         Contingent deferred sales charge of         0.75%               0.25%           No conversion
                1% of redemption proceeds for                                                   feature
                redemptions made during first year
                after purchase

Class N         None                                        None                None

Class I         None                                        None                None


ELIGIBILITY

In addition to the eligibility requirements set forth in the prospectus, the following types of investors may invest in the following classes of shares:

Class A:

(1) through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by the Distributor, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or the other firm for portfolio management or agency brokerage services.

Class I:

(1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and it affiliates and rollover accounts from those plans; and

(2) investment companies managed by William Blair that invest primarily in other investment companies.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below:


                                                                    EQUITY FUNDS
                                                                    SALES CHARGE
                                                  ------------------------------------------------
                                                                                        ALLOWED
                                                                                      TO DEALERS
                                                       AS A               AS A           AS A
                                                    PERCENTAGE         PERCENTAGE    PERCENTAGE OF
                                                        OF               OF NET         OFFERING
              AMOUNT OF PURCHASE                  OFFERING PRICE      ASSET VALUE*      PRICE***
              ------------------                  --------------      -----------    -------------
       $0 - $49,999                                    5.75%             6.10%           5.00%
       $50,000 - $99,999                               4.50%             4.71%           3.75%
       $100,000 - $249,999                             3.50%             3.63%           2.75%
       $250,000 - $499,999                             2.50%             2.56%           2.00%
       $500,000 - $999,999                             2.00%             2.04%           1.75%
       $1 million and over**                           0.00%             0.00%           1.00%

------------------

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by the Distributor as discussed below.


                                                                     INCOME FUND
                                                                    SALES CHARGE
                                                  ------------------------------------------------
                                                                                        ALLOWED
                                                                                      TO DEALERS
                                                       AS A               AS A           AS A
                                                    PERCENTAGE         PERCENTAGE    PERCENTAGE OF
                                                        OF               OF NET         OFFERING
              AMOUNT OF PURCHASE                  OFFERING PRICE      ASSET VALUE*      PRICE***
              ------------------                  --------------      -----------    -------------
        $0 - $49,999                                  2.00%             2.04%           1.75%
        $50,000 - $99,999                             2.00%             2.04%           1.75%
        $100,000 - $249,999                           1.50%             1.52%           1.25%
        $250,000 - $499,999                           1.50%             1.52%           1.25%
        $500,000 - $999,999                           1.00%             1.01%           0.75%
        $1 million and over**                          0.0%              0.0%           0.50%

------------------

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by the Distributor as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. The Distributor retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which William Blair or an affiliate does not serve as investment manager ("non-William Blair Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-William Blair Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The Distributor may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. The redemption of the shares of the non-William Blair Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other William Blair Mutual Funds listed under " Special Features -- Class A Shares-- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge-Large Order NAV Purchase Privilege" below.

The Distributor may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares of all Funds (except the Income Fund) and sold 0.25% on the net asset value of shares of the Income Fund sold. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system available through William Blair. For purposes of determining the appropriate commission percentage to be applied to a particular sale, the Distributor will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another asset value purchase privilege also applies.


Class A shares may be sold at a net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, it principal underwriter or certain affiliate companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with the Distributor and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; and (c) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide services related to order placement and payment to facilitate transactions in shares of the Funds on their clients pursuant to an agreement with the Distributor or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by the Distributor, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the Adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

The Distributor compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 4.00% for equity funds (1.50% for the Income
Fund) of the amount of Class B shares purchased. The Distributor is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager" and "Distributor."

Class B shares of a Fund will automatically convert to Class A shares of the same fund eight years (three years for the Income Fund) after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for the Distributor to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class a shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund (except Ready Reserves) is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Contingent Deferred Sales Charge--Class C Shares" below. The Distributor currently advances to firms the first year distribution fee at a rate of 1.00% of the purchase price of such shares. For periods after the first year, the Distributor currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 1.00% of net assets attributable to Class C shares maintained and serviced by the firm. The Distributor is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

PURCHASE OF CLASS N AND CLASS I SHARES. The public offering price of the Class N and Class I shares of a Fund (except Ready Reserves) is the next determined net asset value. No initial sales charge or contingent deferred charge is imposed. Since Class N and Class I shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class N and Class I shares for the investor's account.

GENERAL. Banks and other financial services firms may provide services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

The Distributor may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchase shares are held in a William Blair IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by William Blair; and (iii) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, the Distributor will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Noncash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by the Distributor.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirement than set forth above. Firms may arrange with their clients for other investments or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this statement of additional information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversion of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

The Funds have authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds' behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors of the Fund and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

REDEMPTIONS. Suspension of Redemption or Delay in Payment. The Fund may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the Securities and Exchange Commission, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Securities and Exchange Commission may permit by order for protection of the Fund's shareholders.

SPECIAL REDEMPTIONS. Although it is the present policy of all six of the portfolios to redeem portfolio shares in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment of large redemptions were made wholly in cash, the portfolios will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The portfolios have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the portfolios are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: for all Funds (except the Income Fund), 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase and for the Income Fund, 0.25% if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457, provided in each case that such plan has not less than 200 eligible employees; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (d) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (e) redemptions of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                 EQUITY FUNDS               INCOME FUNDS
                                              CONTINGENT DEFERRED        CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE            SALES CHARGE               SALES CHARGE
    ---------------------------------         -------------------        -------------------
First....................................            5.00%                     2.00%
Second...................................            4.00%                     1.00%
Third....................................            3.00%                     0.00%
Fourth...................................            3.00%                     0.00%
Fifth....................................            2.00%                     0.00%
Sixth....................................            1.00%                     0.00%
Seventh..................................            0.00%                     0.00%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan for up to 10% of net assets annually (see "Special Features--Systematic Withdrawal Plan" below),
(d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Distributor: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account, see "Special Features--Systematic Withdrawal Plan"), [(d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's William Blair IRA accounts),] (f) for any participant-directed redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Distributor and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to William Blair Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 4.00% (1.00% for the Income Fund) ($40 ($10 for the Income Fund)) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1999 will be eligible for the second year's charge if redeemed on or after December 1, 2000. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

SPECIAL FEATURES.

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any William Blair Fund.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus or statement of additional information, also apply to the aggregate amount of purchase of such Fund made by any purchaser within a 12-month period under a written Letter of Intent ("Letter") provided by the Distributor. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Distributor may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such William Blair Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the William Blair Funds (computer at the maximum offering price at the time of purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B, Class C, Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class A Shares. Class A shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another William Blair Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange.

For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received, by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


General. Shares of a William Blair Fund with a value in excess of $1,000,000 acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to William Blair or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the funds that are available for sale in the shareholder's state of residence.

Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares.


                            GENERAL FUND INFORMATION

DETERMINATION OF NET ASSET VALUE. For each portfolio, net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on the observance of Columbus Day and Veteran's Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. Calculations are made to compare the value of the portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Directors determined would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If the portfolio's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The Ready Reserves Fund has never had a deviation of one-half of one percent or more between its net asset value per share calculated by reference to market values and its $1.00 per share net asset value; therefore, no Board actions of the type described above have been taken. To use the amortized cost method of valuation, the portfolio is limited to investing in instruments that the Board of Directors has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

PERFORMANCE.

HISTORICAL PERFORMANCE

In general. The historical performance or return of the Growth Fund, the Value Discovery Fund, the International Growth Fund, the Emerging Markets Growth Fund and the Income Fund may be shown in the form of "average annual total return" and "total return" figures. The Income Fund's and Ready Reserves Fund's historical performance or return may also be shown in the form of "yield figures." These various measures of performance are described below.

Average annual total return and total return measure both the net investment income generated by and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the portfolio, assuming the reinvestment of all dividends during the period. Average annual total return figures represent the average annual percentage change over the period in question. Total returns represent the aggregate percentage or dollar value change over the period in question. Yield is a measure of the net investment income per share earned over a specified period, expressed as a percentage of the net asset value. Yield is an annualized figure, which means that it assumes that a portfolio generates the same level of net investment income over a one-year period.

The performance quotations for all of the portfolios are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate. The portfolios' performance depends upon general market conditions, operating expenses and the performance of the investment manager. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

In addition, from time to time the adviser has voluntarily absorbed certain operating expenses of certain of the portfolios. For the Income Fund, the Adviser voluntarily waived certain advisory management fees for the fiscal years from 1990 to 1993 and to the extent described under "Management of the Fund--Investment Adviser and Distributor." For the Value Discovery Fund, the Adviser voluntarily waived certain advisory fees from December 23, 1996 (Commencement of Operations) to December 31, 1997 and to the extent described under "Management of the Fund -- Investment Adviser and Distributor." For the Value Discovery Fund and Emerging Markets Growth Fund, the Adviser is currently voluntarily waiving certain advisory fees. Without such waivers, the performance results noted above for these portfolios would be lower.

Average annual total return. The portfolios' average annual total return is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a portfolio's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. This calculation assumes that all income dividends and capital gains distributions by the portfolio have been reinvested at net asset value on the reinvestment dates during the period.

The average annual total return for the Class N shares of the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1998 are as follows:


                                                                              10-YEAR OR
                                                   1-YEAR       5-YEAR       LIFE OF FUND
                                                   ------       ------       ------------
Growth Fund                                        27.15%       19.87%          18.96%
Value Discovery Fund (1)                            0.66           --           15.91
International Growth Fund (2)                      11.46         7.37           11.10
Emerging Markets Growth Fund (3)                      --           --          (23.70)
Income Fund (4)                                     7.07         6.22            7.90

------------------

(1)    Commenced operations on December 23, 1996.
(2)    Commenced operations on October 1, 1992.
(3)    Commenced operations on May 1, 1998.
(4)    Commenced operations on September 25, 1990.

Total return. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value, dividing the remainder by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

The total return for the Class N shares of the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through December 31, 1998 are as follows:


                                                                              10-YEAR OR
                                                   1-YEAR       5-YEAR       LIFE OF FUND
                                                   ------       ------       ------------
Growth Fund                                        27.15%       147.51%         467.73%
Value Discovery Fund (1)                            0.66            --           34.34
International Growth Fund (2)                      11.46         42.69           93.12
Emerging Markets Growth Fund (3)                      --            --          (23.70)
Income Fund (4)                                     7.07         35.21           87.25

------------------

(1)     Commenced operations on December 23, 1996.
(2)     Commenced operations on October 1, 1992.
(3)     Commenced operations on May 1, 1998.
(4)     Commenced operations on September 25, 1990.

Yield. Like the portfolios' average annual total return, the yield for the Income Fund portfolio is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per share earned during a specific one-month or 30-day period by the offering price per share on the last day of that period according to the following formula:

                        YIELD = 2[(((a-b)/cd)+1)(6) - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period entitled to receive dividends
           d = the offering price (net asset value) per share on the last day of the period

The Income Fund's current yield for the 30-day period ended December 31, 1998 was 5.72%. Semiannual compounding is assumed.

In computing the foregoing yield, the portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the portfolio uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for the Income Fund. Distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Income Fund's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be nonrecurring) and may not include the effect of amortization of bond premiums.

The Ready Reserves Fund's yield quotations as they may appear in advertising and sales materials also are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is annualized based on a seven-day period and computed as follows: the portfolio's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) during the period ("base period return") and the result is divided by seven and multiplied by 365 and the current yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The effective yield is determined by taking the base period return and calculating the effect of assumed compounding according to the following formula:

                  YIELD = [(BASE PERIOD RETURN +1)(365/7)] - 1

The Ready Reserves Fund's effective yield is calculated similarly to its current yield, except that the net investment income earned is assumed to be compounded when annualized. The Ready Reserves Fund effective yield will be slightly higher than its current yield due to compounding.

The Ready Reserves Fund's current yield for the seven-day period ended December 31, 1998 was 4.58%. The Ready Reserves Fund's effective yield for the same period was 4.68%.

The Ready Reserves Fund's yield fluctuates and the publication of an annualized yield quotation is not a representation as to what an investment in the portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period the investment in the portfolio is held, but also on such matters as any realized gains and losses and changes in portfolio expenses.

COMPARISON OF FUND PERFORMANCE TO MARKET INDICES

From time to time, in marketing and other Fund literature, each portfolio's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar goals, as tracked by independent organizations. Such market comparisons are set forth briefly below.

From time to time, the portfolios' performance may be compared to that of various unmanaged stock indices such as the Standard & Poor's 500 Stock Index, NASDAQ, Value Line and Russell 1000, 2000 and 3000. The portfolios' performance may also be compared to the performance of other growth mutual funds or mutual fund indices as reported by CDA Investment Technologies, Inc. ("CDA"), Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc.
("Morningstar").

         o CDA: CDA is a widely recognized independent mutual fund reporting service that is based upon changes in net asset value with all dividends reinvested.

         o LIPPER: Lipper is a widely used independent research firm that ranks mutual funds' overall performance, investment objectives and assets. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends assumed to be reinvested. Lipper's calculations do not include the effect of any sales charges imposed by other funds. Lipper also issues a monthly yield analysis for fixed- income funds.

         o MORNINGSTAR: Morningstar rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three-, five- and ten-year periods. Ratings are not absolute and do not represent future results.

The portfolios may also compare their performance with that of indices, such as the Consumer Price Index or the Lehman Intermediate Government/Corporate Bond Index. The Lehman bond index is unmanaged and does not adjust for taxes payable on interest or dividends. When assessing a portfolio's performance as compared to that of any of these indices, it is important to note the differences and similarities between the investments that the portfolio may purchase and the investments measured by the applicable indices.

         o CONSUMER PRICE INDEX: The Consumer Price Index is generally considered to be a measure of inflation.

         o LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX: This index generally represents the performance of intermediate government and investment grade corporate debt securities under various market conditions.

Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index or various certificates of deposit indices. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. treasury bill indices. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Average (All Taxable). Investors may also want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations and the rate of inflation.

Comparative performance information other than that listed above may be used from time to time in advertising the International Growth Fund and the Emerging Markets Growth Fund, including data from Micropal Ltd., an independent fund reporting service, and independent unmanaged indices. For the International Growth Fund indices include the Morgan Stanley Capital International's Europe, Australia and the Far East (EAFE) Index or Morgan Stanley Capital International's All Country World (Free) Except United States (ACWFxUS) Index. For the Emerging Markets Growth Fund such indices include the MSCI Emerging Markets (free) Index.

The portfolios may quote information from industry or financial publications of general U.S. or international interest, such as information from Morningstar, the Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, the Chicago Tribune, USA Today, Institutional Investor and Registered Representative. From time to time, the Adviser or portfolio manager may provide views on the current economy and portfolio strategy. In addition, portfolio holdings are available on a delayed basis upon request.

TAX STATUS. Each series (portfolio) of the Fund is treated as a separate entity for accounting and tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net short-term and long-term capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.

Each portfolio intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a 4% nondeductible Federal excise tax. The required distribution generally is the sum of 98% of a portfolio's net investment income for the calendar year plus 98% of its net capital gain income for the one-year period ending October 31, plus the sum of any undistributed net investment income and capital gain net income from the prior year, less any over-distribution from the prior year.

The Fund is required to withhold Federal income tax at the rate of 31% (commonly called "backup withholding") from taxable distributions to shareholders that do not provide the Fund with a taxpayer identification (social security) number or in other circumstances where shareholders have failed to comply with Internal Revenue Service regulations.

Special tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a portfolio's securities. Specifically, the mark-to-market rules of the Code may require a portfolio to recognize unrealized gains and losses on certain forward contracts, futures and foreign currency futures held by a portfolio at the end of the Fund's fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. The portfolios have elected to mark-to-market their investments in passive foreign investment companies for Federal income tax purposes.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a portfolio sold a foreign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the portfolio will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

The International Growth Fund and Emerging Markets Growth Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must have distributed at least 90% of its taxable income.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the portfolio, the Board of Directors of the Fund will promptly review the policies of the International Growth Fund to determine whether significant changes in its investments are appropriate.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above and in the prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, and to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

RETIREMENT PLANS. The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund's portfolios and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an Individual Retirement Account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A spouse also may contribute up to $2,000, as long as the spouses' joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA also.

With a Roth IRA, an individual may make only nondeductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made in 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

Please call the Fund to obtain information regarding the establishment of IRAs. An IRA plan custodian may charge fees in connection with establishing and maintaining the IRA. An investor should consult with a competent tax adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

Simplified Employee Pension Plans. An employer may establish a SEP plan under which the employer makes contributions to all eligible employees' IRAs. Any portfolio's shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish a qualified money purchase pension and profit sharing plan and make contributions for each participant up to the lesser of 25% of each participant's gross compensation or $30,000. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will defer taxes on the distributions and shelter investment earnings. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement, however, does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

INDEPENDENT AUDITORS. The Fund's independent auditors are Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Fund's annual financial statements, reviews certain regulatory reports, prepares the Fund's Federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is the Fund's Counsel.

CUSTODIAN. The Fund's custodian, Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. The custodian for IRAs may be State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT SERVICES. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's transfer agent and dividend-paying agent. State Street, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

REPORTS TO SHAREHOLDERS. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                               SHAREHOLDER RIGHTS

All shares of each portfolio have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of directors, to elect all the directors. All shares of each portfolio will be voted in the aggregate, except when a separate vote by portfolio is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Maryland law, the Fund generally is not required to hold annual shareholders' meetings. Upon the written request of ten or more shareholders that have held Fund shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Fund will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a director. The Fund will hold shareholders' meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote or when determined by the Board of Directors in their discretion. Shareholders' meetings also will be held in connection with the following matters: (1) the election or removal of directors, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Act; (3) any termination of the Fund; (4) any amendment of the articles of incorporation; and (5) such additional matters as may be required by law, the articles of incorporation, the by-laws of the Fund or any registration of the Fund with the Securities and Exchange Commission or any state, or that the directors may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Fund's directors serve until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of their successors or until a director sooner dies, resigns, retires, or is

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removed by a majority vote of the shares entitled to vote or by a majority of the directors. In accordance with the Act, the Fund will hold a shareholder meeting for the election of directors at such time that (1) less than a majority of the directors has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders. A director may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

                              INVESTMENT CRITERIA

VALUE DISCOVERY FUND. The Value Discovery Fund's investment objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing with a value discipline primarily in the equity securities of small companies. The Adviser's small cap value search begins with the total universe of companies with market capitalizations of less than $1,500 million. This represents approximately 90% of all companies trading in the U.S. They identify and quantify potential price/value disparities, conduct fundamental due diligence and formulate an opinion of the firm, estimate the value of the fund, calculate the total expected return for all portfolio and database firms daily, build a portfolio of high-expected return, low valuation and high qualify firms and adhere to a structured sell discipline. In selecting companies for investment, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet all of the following criteria:

         Material Price/Value Disparity--whether the company's current market value reflects a material discount from the Adviser's estimate of the company's intrinsic value. In determining a company's intrinsic value, the Adviser generally will assess whether a company's share price appears to be inexpensive relative to any of the following: sales, projected earnings, projected cash flow, discounted cash flow, asset values and liquidation value. The discount of the market value from the intrinsic value is considered material when it provides an adequate return opportunity compared to alternative small company investments. The Adviser believes that the short-term market assessment of a company's value can differ materially from a long-term perspective. Therefore, price/value disparities can result from particular industries and companies currently being in disfavor in the market. As the reasons for market disfavor dissipate, a market reassessment can result in price appreciation. However, there is no guarantee that this will result in market appreciation for a company.

         Probable Expansion in Profitability--whether the company has a reasonable expectation of improving its level of profitability over a three-year investment horizon. The Adviser believes an expansion in profit margins generally results in improved market valuation. Therefore, the Adviser will look for companies that it believes have the potential for normal, sustainable levels of profitability greater than their current levels. Factors used to assess the normal level of future profitability for a company include industry profit levels and competitiveness and the company's competitive advantages and business strategy.

         Skilled and Committed Management--whether the company has a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution. Generally, this determination will be made through due diligence with management, which often includes on-site meetings. Factors used to assess management's ability to execute its business strategy include tangible evidence of prior business success and management's level of financial commitment to the company through equity ownership.

         Strong Capital Structure--whether the company has a relatively simple, clean financial structure without excessive use of financial leverage. In addition, the company should adhere to conservative and straightforward accounting practices.

         Positive Catalyst--the likelihood that the company will undergo a positive corporate change within a three-year investment horizon. Examples of positive corporate changes may include: successful execution of its business plan, acquisitions, mergers, spin-offs, divestitures, new products and management additions or changes. The portfolio seeks to invest in companies before a positive catalyst becomes apparent to the market.

INCOME FUND. The Adviser uses the following process to construct fixed income portfolios:

o A maturity range is selected that meets the fund's overall risk parameters.

o Cash levels and maturity distributions are chosen to reflect current and expected interest rates. The fund's need for liquidity is also factored.

o When buying securities, careful attention is paid to factors such as options, prepayments, etc., that may adversely affect prices in different interest rate environments.

o Individual, non-government position sizes are limited to less than 10% of the value of the Fund.

o Bond types are varied to favor sectors expected to benefit from periodic changes in yield spreads.

                                  FUND HISTORY

The Fund was organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. On April 30, 1991, a reorganization of the Fund and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Fund, now the Growth Fund portfolio, and the Fund changed its name to William Blair Mutual Funds, Inc. Presently, the Fund is offering shares of the six portfolios described in the prospectus. The Board of Directors of the Fund may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

                       FINANCIAL INFORMATION OF THE FUND

The Fund's audited financial statements, including the notes thereto, contained in the Fund's annual reports to shareholders for the period ended December 31, 1998, are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Fund.

                                   APPENDIX A

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

UNITED STATES GOVERNMENT SECURITIES. These include marketable securities issued by the United States Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

GOVERNMENT AGENCY SECURITIES. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. For example, securities issued by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Student Loan Marketing Association are supported only by the credit of the agency that issued them. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower's consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

BANK MONEY INSTRUMENTS. These include instruments such as certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed-rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

                                   APPENDIX B

                            COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

"B" - Issue has only a speculative capacity for timely payment.

"C" - Issue has a doubtful capacity for payment.

"D" - Issue is in payment default. The "D" category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S & P believes such payments will be made during such grace period.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1" - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3" - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"- Issuer does not fall within any of the Prime rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

"Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

"Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

"Duff 4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

"Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.

Fitch short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"D" - Securities are in actual or imminent payment default.

                        CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

"C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



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"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

"BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend averages.

To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.




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"BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC " - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

"CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

"C" - Bonds are in imminent default in payment of interest or principal.

"DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



                                      B-5